ALLIANCE VARIABLE PRODUCTS SERIES FUND



ANNUAL REPORT
DECEMBER 31, 1997


The following Annual Report for the Alliance Variable Products Series Fund (the "Fund") includes financial information for the nineteen Portfolios of the Fund which were active as of December 31, 1997. Not all Portfolios of the Fund are available through each insurance product offering investments in the Fund.


LETTER TO SHAREHOLDERS                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

February 17, 1998

Dear Investor:

We are pleased to provide you with investment results and overviews of market activity which impacted investment performance for Alliance Variable Products Series Fund during the fiscal year ended December 31, 1997.

MARKET REVIEW
1997 was a record-breaking year. For the first time in the Dow's 101-year history, the Dow Jones Industrial Average rose more than 20% for the third consecutive year. Although 1997 returns fell short of the returns set in the previous two years (33% in 1995 and 26% in 1996), the continued successful performance of the U.S. economy provided a solid backdrop for the financial markets.

Many factors contributed to the vibrant U.S. economy. Employment and productivity gains were strong, and enhanced consumer confidence, coupled with increases in real wages and low interest rates, provided support for consumer spending. This nearly picture perfect economy was rounded out by record low inflation rates, a strong dollar and a U.S. federal budget deficit forecast to approach zero.

International equities, however, had another disappointing year. European stocks generated satisfactory results, but the Pacific Basin markets witnessed precipitous declines as most regional Asian economies were mired in severe currency and banking crises.

In Europe, markets were buoyed by progress towards a common currency as several countries--initially viewed as problematic candidates for inclusion--successfully met the criteria for membership. Increased confidence about effecting a European monetary union meant a decline in inter-country spreads as interest rates converged and currency relationships stabilized.

Asia, on the other hand, encountered a series of currency crises that necessitated intervention on the part of the International Monetary Fund (IMF) and the industrialized nations. The developing economies of the Pacific Basin had become vulnerable as the booms in uneconomic investments were financed with funds borrowed in foreign currencies--notably the U.S. dollar. Their vulnerability, and precariousness, were only exacerbated by the strength in the U.S. dollar--the very currency that most economic officials elected to use as an anchor for their currencies. Not surprisingly, international competitiveness deteriorated and most racked up higher current account deficits, further adding to the economies' vulnerability. Equity markets plummeted, falling some 70%-90% in U.S. dollar terms, as economic growth prospects for the region abruptly moved from above average growth to prospects for major economic contractions.

The turmoil in the Asian markets spread to other regions of the world. Investors, wary of unsettled conditions in currency and financial markets in other developing countries, sought to reduce their exposure to emerging markets. Markets in Latin America and central Europe suffered from those portfolio decisions. Extraordinary efforts on the part of global institutions and major industrialized nations were required to restore some semblance of stability in Asia and prevent this contagion from infecting other markets.

ECONOMIC AND MARKET OUTLOOK
World growth will be affected by the events in Asia. How large the effect will be is a subject of ongoing debate and analysis. Although the effect on the U.S. economy should be modest, the shift in the export-import balance with this region will reduce the risk of re-igniting inflation. The Federal Reserve Board now has room to reassess the growth prospects for the U.S. economy and delay potential interest rate hikes. In fact, the risks of rekindling inflation and effecting a significant economic slowdown appear more balanced than they have for some time. While expectations for lower inflation are already incorporated in lower bond yields, they provide important support for equity prices.

A worldwide rehabilitation process is now underway to repair the underpinnings of the Asian financial and banking markets. Equally important to the major IMF restructuring process are efforts to enact simulative fiscal measures designed to return Japan--the largest economic player in the region--to an economic growth path after seven years of recession. We expect both of these requirements will be met to bring about economic and financial stability to the region.

The following pages contain commentaries about investment activity for each of the Fund's portfolios and a separate page with investment results through December 31, 1997. We appreciate your investment in the portfolios of Alliance Variable Products Series Fund and look forward to reporting further investment progress in the coming period.

Sincerely,


John D. Carifa
Chairman and President


A-1


CONSERVATIVE INVESTORS PORTFOLIO         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Conservative Investors Portfolio seeks the highest total return without, in the view of the Fund's Advisor, undue risk to principal by investing in a diversified mix of publicly-traded equity and fixed income securities.

MARKET REVIEW
Fixed income markets got off to a slow start in the first quarter of the year. The 25-basis point increase in the Federal Funds rate in March put investors in a cautious mood as reports of continued economic strength heightened concerns about further rate hikes. Investor expectations about inflation are the primary determinant of the performance of the Portfolio's major asset class--bonds. Subsequent releases of economic data indicated surprising advances in productivity and an unexpected absence of upward price pressures. Sentiment began to focus on the notion of a higher, non-inflationary growth path for the economy and both bonds and stocks responded strongly to the upside. Just as investors were getting comfortable with this "best of all worlds" environment, the financial crisis in Asia erupted.

This turmoil in Asia's currency and capital markets began to affect the performance of the developed world's markets. Expectations for economic growth and profits had to be revised downward. While upward momentum in equity markets was halted, fixed income markets continued their winning ways, reflecting reduced fears about inflation that accompanied revised growth expectations. Global institutions like the International Monetary Fund and major industrialized nations responded to the region's liquidity and currency crises. We believe these efforts will be successful in stabilizing conditions in the region. However, it will take significant time to correct these deficiencies and investor perceptions will remain skeptical as the countries strive to recover above-average economic growth.

INVESTMENT RESULTS
For the fiscal year ended December 31, 1997, the Conservative Investors Portfolio provided a total return of 11.22% at net asset value. The Portfolio fell short of its 16.84% composite benchmark rate of return. This composite represents 70% of the Lehman Brothers Government/Corporate Bond Index, which returned 9.76%, and 30% of the S&P 500 Stock Index, which returned 33.35%. The equity portion of the Portfolio was negatively affected by its exposure to foreign stocks and the concentration of money flows into a limited number of U.S. equities represented in the index. Indeed, 25 stocks in the S&P 500 generated a 34% return, while the remaining 475 issues underperformed the index's 33.35% average return. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
We expect the U.S. economy to continue to perform satisfactorily even as the rate of economic expansion slows. Our forecast reflects the combination of shrinking export markets, a surge in imports and a strong dollar. Nonetheless, inflation and interest rates should remain benign and provide support for both bonds and equities. We also expect this period of when performance is concentrated in only a handful of names to eventually reverse itself. Although volatility will undoubtedly continue to characterize the "Asian Tiger" markets, we believe conditions will improve. Part of our optimism is based on the important role this region plays in Japan's export growth and its banking system, as well as Japan's current and prospective efforts to address those conditions.

PORTFOLIO STRATEGY
We will continue to pursue opportunities for total return consistent with the Portfolio's objective as they arise.


A-2


GROWTH INVESTORS PORTFOLIO               ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth Investors Portfolio seeks the highest total return without, in the view of the Fund's Advisor, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed income securities.

MARKET REVIEW
For the third consecutive year, U.S. equities produced exceptional returns in 1997 and the S&P 500 Stock Index rose 33.35%. This performance, however, was very volatile. During the first quarter of the year, stock and bond prices fell following the Federal Reserve's 25-basis point increase in the Federal Funds rate and heightened concerns about further rate hikes. However, investors began to reassess that outlook. This was a result of subsequent economic data which indicated surprising advances in productivity and corporate profits, continued subdued inflation and unemployment rates at levels not witnessed in 20 years. U.S. stock prices hit new highs and bonds began to generate positive rates of return.

Just as investors were becoming increasingly comfortable with the notion of a higher, non-inflationary growth path for the economy and superior rates of profitability, turmoil in the Asian capital and currency markets began to affect the capital markets in the developed world. Investors started to revise downward their forecasts for global economic growth and profitability as conditions in Asia deteriorated. Worldwide institutions like the International Monetary Fund and major industrialized nations responded to the region's liquidity and currency crises. We believe these efforts will be successful in stabilizing conditions in the region. However, it will take significant time to correct these deficiencies. Additionally, investor perceptions will remain skeptical as the countries strive to recover above average economic growth.

INVESTMENT RESULTS
For the fiscal year ended December 31, 1997, the Growth Investors Portfolio provided a total return of 16.34% at net asset value. The Portfolio fell short of its 26.27% composite benchmark rate of return. This composite represents 70% of the S&P 500 Stock Index, which returned 33.35%, and 30% of the Lehman Brothers Government/Corporate Bond Index, which returned 9.76%. That shortfall largely reflected exposure to international equities and the concentrated nature of money flows into a narrow spectrum of U.S. stocks. Indeed, 25 stocks in the S&P 500 generated a 34% return, while the remaining 475 issues underperformed the Index's 33.35% average return. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
We expect the U.S. economy to continue to perform satisfactorily even as the rate of economic expansion slows. Our forecast reflects the combination of shrinking export markets, a surge in imports and a strong dollar. Nonetheless, inflation and interest rates should remain benign and provide support for equity valuations. We also expect this period of when performance is concentrated in only a handful of names to eventually reverse itself. Although volatility will undoubtedly continue to characterize the "Asian Tiger" markets, we believe conditions will improve. Part of our optimism is based on the important role this region plays in Japan's export growth and its banking system, as well as Japan's current and prospective efforts to address those conditions.

PORTFOLIO STRATEGY
Our Portfolio selection continues to focus on company fundamentals, earnings growth and relative valuation levels.


A-3


TOTAL RETURN PORTFOLIO                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Total Return Portfolio seeks to achieve a high return through a combination of current income and capital appreciation and pursues that objective by investing in common and preferred stocks, senior corporate debt securities and U.S. Government and Agency obligations, bonds and senior debt securities.

MARKET REVIEW
U.S. economic activity remained healthy during the second half of the year buoyed by continued strength in the labor market and a strong rebound in consumer spending. Despite U.S. economic growth above trend levels, the Federal Reserve left interest rates unchanged. Improving inflation fundamentals and a strong dollar, coupled with turmoil in Asia's financial markets, argued against any Federal Reserve action.

The U.S. bond market rallied during the period, posting solid returns. Data indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global markets and caused a spike in volatility. Increased investor demand for "safe," liquid securities provided additional fuel for the rally. U.S. bond yields reached their lowest levels since 1996 during the fourth quarter as the financial crisis in Southeast Asia spread around the world.

INVESTMENT RESULTS
The Total Return Portfolio posted a 10.30% return at net asset value (NAV) for the six months ending December 31, 1997. This surpassed the 9.08% return of its benchmark, which is a 60%/40% composite of the S&P 500 Stock Index and the Lehman Brothers Government/Corporate Bond Index. For the 12 months ending December 31, 1997, both the equity and fixed income segments of the Portfolio modestly underperformed their benchmarks. The Portfolio's 12 month return at NAV was 21.11% while its composite benchmark posted a 23.91% return. The equity portion of the Portfolio trailed the index because a few expensive high-multiple stocks, which our stock selection discipline leads us to avoid, did unusually well during this time period. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
Our outlook for the U.S. remains optimistic. We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. We also expect that the economic slowing in Southeast Asia will further temper U.S. growth in the upcoming year as exports to that region curtail. Meanwhile, the recent decline in interest rates should moderate the anticipated slowing and provide stimulus to the economy to ensure continued growth. Outside the U.S., global growth should be slower and inflation pressures should be reduced as Asia exports cheaper goods to the world and imports less from abroad. In the emerging markets, we expect volatility to remain heightened and liquidity to remain low.

PORTFOLIO STRATEGY
We will maintain our focus on securities which have the most attractive valuations, while also maintaining a well diversified portfolio with a high degree of sector and industry diversification.


A-4


GROWTH AND INCOME PORTFOLIO              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth and Income Portfolio seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality. Whenever the economic outlook is unfavorable for common stock, the Portfolio may invest in other types of securities, such as bonds, convertible bonds and preferred stocks.

MARKET REVIEW
The S&P 500 Stock Index has risen 125% in the past three years, posting a 33.35% return in 1997 alone. Smaller stocks also performed well, however, not as well as their large cap peers. Growth stocks, driven by investor cash flow and earnings momentum, significantly outperformed value stocks whose performance is based more on low valuations to earnings.

INVESTMENT RESULTS
The Growth and Income Portfolio posted a 12.60% return at net asset value (NAV) for the six month period ended December 31, 1997, outperforming both the S&P 500 Stock Index and the Lipper Growth & Income Average which had returns of 10.58% and 9.22%, respectively. During the 12 month period ended December 31, 1997, the Portfolio returned 28.80% at NAV, outperforming its Lipper benchmark, which posted a 26.04% return, but underperforming the S&P 500, which had a 33.35% return. This underperformance relative to the S&P 500 was due to the Portfolio's conservative focus on low valuation, high-dividend paying companies. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
Currently, we believe that the market is fairly valued. The economy is growing above trend, and since the beginning of 1996, the labor and goods markets have tightened more or less continuously. This situation will probably not last much longer. Far Eastern economies may drag down global growth which may result in a slowing of the U. S. economy. If this occurs, bonds may benefit more than stocks. If, on the other hand, the economy remains strong, the Fed may be forced to raise interest rates. This would affect both bonds and stocks.

PORTFOLIO STRATEGY
We continue to seek the stocks of companies with primarily secular growth potential combined with reasonable valuation. Ultimately, we strive to maintain a defensive dividend yield and price to earnings ratio, fully invested posture and a high degree of sector and industry diversification.


A-5


GROWTH PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Growth Portfolio seeks long term growth of capital by investing primarily in equity securities of companies with a favorable outlook for earnings.

MARKET REVIEW
The first half of 1997 was marked by continued leadership by very large capitalization growth stocks and, in March and April, a sharp correction which was particularly severe in the technology sector and in the over the counter market.

INVESTMENT RESULTS
Your Portfolio's total return was 30.02% at net asset value for the one year period ended December 31, 1997. This compares with 33.35% for the overall U.S. stock market, as represented by the S&P 500 Stock Index and with 30.49% for the Russell 1000 Growth Index, which tracks large-cap U.S. stocks. The Portfolio has always emphasized stocks of companies somewhat smaller than those that dominate the S&P 500. This, coupled with our strong emphasis on the technology sector, made for relative underperformance in the first few months of 1997. In the last half of 1997, these same sectors came back strongly and the market rally broadened out, affording a better environment for stocks below the top tier in size and quality. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
The extraordinarily favorable combination of solid growth and low inflation has led to another year of strong equity returns. The recent collapse of both stock markets and currencies in several Asian countries delivered a brief shock to the U. S. market, but it has quickly regained its footing and rebounded strongly. Conditions appear favorable for continued stock market gains.

Nevertheless, we would caution that we have now experienced several years of strong results and that common sense and experience suggest that future gains will be more moderate. While there is no immediate evidence to suggest a reversal of fortune, we note that the bull market has benefited greatly from a secular decline in interest rates which is now 15 years old. That said, the immediate outlook for both the U. S. economy and the stock market looks favorable.

PORTFOLIO STRATEGY
Technology and financial services have been the major areas of emphasis in the Portfolio for the last several years, and we continue to see above average potential in these sectors. Within the technology sector, we have particularly stressed networking and communications.


A-6


INTERNATIONAL PORTFOLIO                  ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The International Portfolio primarily seeks to obtain a total return on its assets from long term growth of capital. It invests principally in marketable securities of established companies incorporated outside the United States, in companies participating in foreign economies with prospects for growth, and in foreign government securities. As a secondary objective, the Portfolio will attempt to increase its current income without assuming undue risk.

MARKET REVIEW
European equities rose during 1997. The two best performing markets were Switzerland and Italy. The economy in the United Kingdom appeared to slow modestly under the weight of high short term interest rates and a strong currency. Increased domestic activity in all Continental markets but Germany appeared evident during the quarter.

As the quarter and year drew to a close, the Asian crisis, which has so broadly affected the investment equation, appeared to receive some positive news from both Korea and Japan. In the case of Korea, faster than expected receipt of funds from the International Monetary Fund helped stem the slide of the won. This helped buy time for the authorities to continue working on a plan to restructure the economy. In Japan, government officials made several attempts to restore confidence in the financial system and the economy. This was accomplished through measures designed to provide funding for the capital strapped financial institutions, to create additional fiscal spending and to introduce a tax cut for corporations and individuals.

With news of the Asian crisis turning for the better, albeit modestly, investors pushed equity prices higher toward year-end, thus allowing many markets in Europe and the U.S. to finish at or near the record highs achieved during the summer.

INVESTMENT RESULTS
For the six months ended December 31, 1997, the International Portfolio posted a -6.42% return at net asset value (NAV) while its benchmark, the MSCI EAFE Index reported a -8.36% return. Both the Portfolio and its benchmark achieved better returns during the 12 month period. The International Portfolio returned 3.33% at NAV and the index returned 2.06%. The poor performance of the Portfolio and the index relative to the U.S. equity markets during the period was a result of exposure to the Asian markets which experienced many problems during the period. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
Exports, which have been driving economic growth in much of Europe, should continue to do so in 1998, even with the Asian crisis providing a modestly slower tempo. The outlook in Japan appears to be lackluster, with poor progress on financial restructuring. The possibility of a significant new fiscal stimulus package exists to bail out the banking system. However, the focus seems to be on saving the system, rather than cleaning it up and strengthening it for the medium term. The Japanese economy continues to be disinflationary and slower profit growth is expected in the year ahead. Overall, the Asian crisis appears to be slowly abating, although the repercussions are likely to last for some time.

PORTFOLIO STRATEGY
We continue to look for companies involved in restructuring which may provide good opportunities for unlocking shareholder value. Quality companies that are well positioned in growth areas, both domestically and abroad, should still do well. Therefore, we will continue to investigate these companies. Considering the still uncertain outlook for the Asian region, we expect to lighten our exposure to the Asian region.


A-7


PREMIER GROWTH PORTFOLIO                 ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Premier Growth Portfolio seeks growth of capital by employing aggressive investment policies. The Portfolio invests predominantly in the equity securities of a limited number of large, carefully selected, high-quality U.S. companies that, in our judgment, are likely to achieve superior earnings growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

MARKET REVIEW
U.S. corporate profits in 1997 exceeded even the optimistic forecast we made at the beginning of the year. Continuing improvements in manufacturing and information technology, fewer trade barriers, lower shipping costs and better supply chain and inventory management have muted swings in the business cycle. As a result, inflation remains restrained and interest rates are stable. The Asian crisis has strained the Asian markets; however, the worldwide effects of the crisis appear to be minimal, so far. Although we do not know the full dimensions of the Asian financial crisis, it ultimately offers hope of greater transparency and structural reforms in an area of the world that is home to a billion-plus new consumers.

INVESTMENT RESULTS
The Premier Growth Portfolio outperformed both of its benchmarks for the six and 12 month periods ended December 31, 1997. The Portfolio achieved a total return of 11.89% at net asset value (NAV) during the six month period while the S&P 500 Stock Index returned 10.58% and the Russell 1000 Growth Stock Index returned 9.15%. For the 12 month period, the Portfolio posted a 33.86% return at NAV, while the S&P 500 returned 33.35% and the Russell posted a 30.49% return. The Portfolio's outperformance was attributable to strong showings in technology and financial issues. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
Today's market is not unduly overvalued. However, as portfolio managers select investments, they should realize that there is less margin for error. Research must be carefully evaluated to uncover those companies that continue to show improvements in profitability and which are strategically positioned to capitalize on new opportunities. We do not foresee any drastic changes to the U.S. economy in the near-term. However, our bullishness remains cautious. We believe our in-depth research capability will help us continue to focus on quality companies with solid management and whose growth prospects should provide solid returns.

PORTFOLIO STRATEGY
In selecting stocks for the Portfolio, we focus on premier U.S. companies with world leadership positions. Presently, we are striving for roughly equal weightings in more aggressive, high growth technology stocks on the one hand and lower price to earnings multiple financial stocks on the other. Since we do anticipate an increase in market volatility, we do not intend to deviate from our basic trading strategy. This strategy allows us to take profits during bouts of exuberance and capitalize on periods of price weakness where we are confident of underlying fundamentals.


A-8


QUASAR PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Quasar Portfolio seeks growth of capital by pursuing aggressive investment policies. While it invests primarily in the equity securities of small-capitalization companies, it may invest in any type of security issued by any company in any industry that we believe offers the possibility for capital appreciation. The Portfolio may also pursue investment opportunities outside of the United States.

INVESTMENT RESULTS
For the 12 months ended December 31, 1997, the Quasar Portfolio gained 18.60% at net asset value while its benchmark, the Russell 2000 Index, was up 22.36%. The Portfolio's underperformance relative to its benchmark was due to the fact that some of the Portfolio's consumer retail and energy stocks did not perform as well as they had over the prior two year period. For additional information on the Portfolio's investment results, please turn to page A-21.

REVIEW OF INVESTMENT STRATEGY
During the period under review, some changes to the Portfolio were implemented. First, within the energy sector, we have eliminated our holdings in offshore drillers. However, we are still bullish about onshore drillers. We continue to see a tightening in the demand/supply for oil tankers similar to the demand crunch faced by drilling rig operators over the last two years. Therefore, we purchased several holdings which we believe will benefit from this trend.

On the cyclical side, we continue to look for industries where demand is growing much greater than supply and capacity is insufficient to meet demand. As a result, companies can raise prices to meet this greater demand. We continue to overweight the airline, hotel and rental car industries, believing that they exhibit superior pricing power.

We have added to the Portfolio's health care holdings, focusing specifically on biotechnology companies with products either approved by the Federal Drug Administration or nearing the end of the approval process. We believe that focusing on these companies should reduce or eliminate many of the risk hurdles that these companies typically face.


A-9


REAL ESTATE INVESTMENT PORTFOLIO         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Real Estate Investment Portfolio seeks a total return on its assets from long term growth of capital and income by investing in the equity securities of companies involved in the real estate industry.

MARKET REVIEW
The commercial real estate markets in the United States are still showing surprising strength. Broadly speaking, the pricing of commercial real estate, as with any other commodity, is a function of supply and demand. Supply in this case is the amount of new or vacant space. Demand is a function of economic and demographic growth. The balance between supply and demand remains quite healthy as new construction continues to lag behind demand growth. However, construction is accelerating and economic growth is projected to slow. As a result, although the real estate market is very strong, we will be watching it very closely.

Publicly traded real estate companies control approximately 4% of the income-producing real estate in this country. Although small, this market share has grown dramatically in recent years. REITs, for example, have increased their collective market capitalization from $50 billion to $95 billion in the past 18 months. In any short period of time, the issuance of new REIT equity can affect results as much as underlying fundamentals. A robust new issue market hurt REIT returns in the first half of 1997. The market, as measured by the NAREIT Equity Index, was up 5.70%, substantially below the 20.60% return recorded by the S&P 500 Stock Index.

INVESTMENT RESULTS
Over the six month period ended December 31, 1997 the Real Estate Investment Portfolio produced a total return of 15.78% at net asset value (NAV) compared to the aforementioned 13.77% for the NAREIT benchmark. Since the Portfolio's inception in January of 1997, it returned 23.40% at NAV while the NAREIT Index returnd 18.93%. Throughout the period under review, the Portfolio was overweighted in those property types and geographic markets which had the best real estate dynamics. The strongest real estate markets in the United States today are in California and the Northeast--especially for office and upscale hotel properties. The weakest markets are luxury apartment properties in the sunbelt. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
We see very little new construction of commercial real estate in any of the 65 geographic markets we track. Meanwhile, the economy continues to confound most observers with its health. Therefore, we are enjoying an ideal operating environment for the companies in which we invest. Growth is steady, capital is plentiful and cheap, and correlation with the overall stock market and interest rates remains low.

PORTFOLIO STRATEGY
The Portfolio's focus is unlikely to shift dramatically in the near term. Due to long construction lead times, we are confident that office and upscale hotel properties will see little new competition over the next several years. As long as the economy continues to expand (even moderately) and valuations do not become untenable, companies that own these types of properties in strong geographic markets will remain the backbone of our Portfolio and should enable us to remain optimistic about prospects for 1998.


A-10


TECHNOLOGY PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Technology Portfolio is a diversified investment portfolio that seeks growth of capital and invests for capital appreciation and, only incidentally, for income. Portfolio assets are primarily invested in securities of companies expected to benefit from technological advances and improvements.

MARKET REVIEW
The swings of emotion which surround technology stocks can make the overall stock market's volatility seem tame. The market's normal pendulum of fear versus greed can look more like panic versus euphoria when it comes to the tech sector and 1997 illustrated that point only too well. Although the secular growth outlook of this industry remains very much intact, in our view, confusion and doubt plagued these stocks repeatedly this year. While we have seen this apprehension and the price corrections it leads to more than once, examining negative psychology is always necessary to determine where it may have merit. The main points of today's concerns, as well as our own views about them, are highlighted below.

THE ASIAN FLU
Events in the Far East have become a daily drama. The timing and nature of a final resolution to this region's economic difficulties are unclear and tech stocks have suffered because of this. It is obvious that this part of the world has been an important source of growth for many technology companies and this driver has become more uncertain. The price correction we have witnessed in technology stocks since October, however, takes some of this into account.

Some things which are not taken into account at present include: a) the fact that technology products and systems are essential to these countries if their dream of economic progress is to be realized; and b) the competitive position of U.S. (and some selected European) technology companies is stronger now than it has been in decades because of the turmoil in Asia. Thus, the opportunity exists for market share gains.

EXCESS SEMICONDUCTOR CAPACITY
A rapid buildup in semiconductor manufacturing capacity in 1996 and early 1997 has created excess inventories and weak pricing in some components, especially DRAMs. Some of this reflects an aggressive campaign by Korean producers to capture market share. As Korea tends to its affairs, that part of the problem should self-correct in 1998.

Other factors which will help this capacity issue by driving demand include a new microprocessor generation from Intel next year, new operating systems from Microsoft in 1998 (both Windows 98 and NT 5.0) and a host of new consumer products, including DVD, digital photography and digital cellular. We believe that excess semiconductor capacity is a temporary and industry specific issue and that weaker component pricing does not reflect a slowdown in end markets.

INVESTMENT RESULTS
The Portfolio returned 6.47% at net asset value for the one year period ended December 31, 1997. During the same time frame, the Pacific Stock Exchange High Technology Index and the S&P 500 Stock Index returned 19.97% and 33.35%, respectively. For additional information on the Portfolio's investment results, please turn to page A-21.

We remain confident in the long term growth prospects for the technology sector. This confidence was rewarded in the second and third quarters of calendar year 1997 as we saw a strong recovery in the technology market.

Underperformance early in the year caused the Portfolio to significantly underperform its benchmarks for the 12 month period. As we noted in our last commentary, this underperformance was largely due to our investment commitment to networking stocks and our unwillingness to sell these securities when short term issues arose.

INVESTMENT OUTLOOK
The year 2000 will certainly be a challenging one for the technology industry. Older computers need to be reprogrammed if they are to accurately process information when the millennium arrives. The concern which technology investors have about this unusual circumstance is that corporations may reduce their ongoing technology budgets temporarily in 1998 or 1999 if they panic in their preparation for this deadline. We do foresee an obvious solution for this worry, and, in fact, do anticipate some disruptions over the next two years. Still, two things make us feel more hopeful. First, the issue is neither new nor unpublicized. Most corporations and governments are aware of the problem and have been spending significant amounts of money for a long period of time to get ready, especially in the U.S. A few will panic, but most should not. Second, resolving this issue presents a choice--fix the old or replace it with the new. The latter is obviously the better way to go and most corporations are doing exactly that. This actually benefits technology vendors with up-to-date solutions, and it is precisely this kind of company we have been focusing on in the Portfolio.


A-11


UTILITY INCOME PORTFOLIO                 ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Utility Income Portfolio seeks current income and capital appreciation by investing primarily in equity and fixed income securities of companies in the utility industry.

MARKET REVIEW
Utility stocks, which generally pay greater-than-average rates of current income, tend to trail the market when periods of strong earnings growth translate into capital appreciation. This is what happened during most of the fiscal year, as the S&P 500 left the NYSE Utilities Index in the dust. In October, however, uncertainty arose over Asian economic growth, causing capital flight to U.S. businesses and stocks that are more insulated from slowing earnings growth. Hence, the NYSE Utilities Index rose strongly against the broader market in October and November.

INVESTMENT RESULTS
For the one year period ended December 31, 1997, the total return for your Portfolio at net asset value was 25.71%. This compares with returns of 17.43% and 28.96%, respectively for the Dow Jones Electric Utility Index and the New York Stock Exchange Utility Index during the same time frame. For the same one year time period, the Lehman Brothers Long-Term Government Bond Index returned 15.12%. Our performance relative to the NYSE Index relates primarily to our holdings in the electric sector. Electric utilities lagged other utilities in the early part of the year, but surpassed them in the latter half. As we were overweighted in electrics, our performance reflected that phenomenon. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
The stock market is navigating between a very strong domestic economy in which interest rates threaten to rise to head off inflation and a rapidly weakening situation in Asia. Equities are priced as though these two forces will balance, slowing the U.S. economy enough to keep interest rates low, but continuing to allow for decent earnings growth. This would extend the nearly perfect economic conditions of 1995, 1996 and the first half of 1997, which saw the S&P 500 increase by almost 120% since the end of 1994. If the balance tilts toward economic strength and rising interest rates, we would expect utility stocks to resume their underperformance relative to the broader market. If the economy slows to a greater extent than currently envisioned, however, utilities may continue to benefit from the same factors that have led to their recent strength.


A-12


WORLDWIDE PRIVATIZATION PORTFOLIO        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Worldwide Privatization Portfolio seeks long term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's assets will include equity securities of companies that we believe to be beneficiaries of the privatization process.

MARKET REVIEW
The Portfolio enjoyed a year which proved to be excellent for equity markets (with the exception of Japan and, to a lesser extent, Switzerland) and for privatization investors in particular. Growing investor confidence in the prospects for recovery in Europe, lower interest rates, a revival of confidence in Eastern Europe, the re-election of Boris Yeltsin in Russia, and the continued strong performance of the U.S., have led to savers committing a greater proportion of their assets to equities. This, in turn, has generated greater enthusiasm for privatized initial public offerings (IPOs).

The past year proved to be highly successful for privatization programs worldwide. For the fiscal year, we project that an estimated $150 billion was raised from the markets in privatization transactions, a record amount following the $90 billion raised in 1996.

The majority of transactions emanated from Western Europe, which again provided more than 50% of the total monetary volume of privatized initial public offerings. Deal volume rose significantly in Latin America, as well. Privatization activity was slow in Asia, with the exception of China, reflecting the loss of enthusiasm for these markets by global investors and deregulation delays by some governments.

The telecommunications industry remained the dominant industrial sector for privatization, led by the massive privatization of Deutsche Telekom. We hope this will prove to be the start of a substantial increase in the number of transactions coming out of Germany. There was a noticeable broadening of the industry base for privatization IPOs. Railways, energy and pharmaceuticals played an increasingly important part in the overall spread of industry representation.

At the same time, the successful implementation of major privatization programs in emerging markets such as Egypt and Croatia have provided tremendous returns for investors and led to a structural shift in the way these economies operate.

INVESTMENT RESULTS
The environment for privatizations continues to be quite favorable. This being the case, your Portfolio outperformed the Morgan Stanley EAFE Index for the one year period under review, returning 10.75% at net asset value, which compares with 2.06% for the index. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
As yet, there is little sign of any revival of inflation. Provided that cost pressures remain subdued, we look forward to further progress in equity prices during 1998.

Looking toward the new year, we would expect to see another substantial increase in privatization equity issues with Brazil, Western Europe and Russia leading the way. We are optimistic that international markets can record another positive performance for the year. Our confidence is based upon an expectation of some recovery in Western Europe and inflation remaining low on a global basis. We anticipate that the flows into international mutual funds will continue to provide liquidity support for world markets.

We are confident that privatizations will continue to offer one of the most attractive ways to gain exposure to global investment opportunities and the themes of deregulation and restructuring.


A-13


GLOBAL BOND PORTFOLIO                    ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Global Bond Portfolio seeks to provide a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high-quality debt securities of varying maturities.

MARKET REVIEW
Investment results for 1997 were dominated by the strength of the U.S. dollar, which appreciated against both the Japanese yen and European currencies. Despite these positive local currency returns, U.S. dollar strength subtracted in excess of 15% from European bond market returns and 11% from Japanese bond market returns. As a result, total returns in U.S. dollar terms from the global strategy were subdued for the year. In local currency terms, all markets included in the Salomon Brothers World Government Bond Index posted positive returns.

The U.S. market shrugged off the underlying robust economic background and focused instead on lower inflation and the potential dampening effects on growth of the recent turmoil in Asia. Additionally, the U.S. market benefited from the "flight-to-quality" mentality that drove yields towards record lows at year-end. The U.S. portion of the index returned 9.64% for the year.

European returns were diverse but polarized around 6% to 7% for the "core" European Monetary Union (EMU) countries (Germany, France, Austria, Netherlands, Belgium) and 11% to 14% for "peripheral" (Spain and Italy) and "potential" (United Kingdom and Sweden) EMU countries. The peripheral countries performed well as the EMU project remained on course and looks set to follow a liberal interpretation of the budget criteria, which will allow for inclusion of most countries wishing to join.

INVESTMENT RESULTS
For the 12 month period ended December 31, 1997, the total return for the Global Bond Portfolio was 0.67% at net asset value. The comparable Salomon Brothers World Government Bond Index (unhedged in U.S. dollar terms) returned a marginally lower 0.25% for the same period. The Portfolio marginally outperformed the index due, in large part, to the hedging of some of the foreign currency exposures. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
The bond markets appear to have become more comfortable with the idea that strong economic growth and historically low levels of unemployment will not necessarily translate into increasing price pressures.

We believe that European growth will be stimulated by the lower exchange rate against the U.S. dollar and by the results of government efforts to meet the 3% deficit target required for EMU membership.

The outlook for Japan remains more uncertain, although it appears that economic deterioration will be met with corrective policy responses. With the supply of Japanese government bonds set to rise in 1998, demand is also likely to rise. This should limit any selloffs.

PORTFOLIO STRATEGY
As with 1997, the U.S. dollar will be key in driving returns in 1998. However, the outlook for continued U.S. dollar strength is deteriorating and diversification into foreign markets appears to be a prudent and potentially profitable strategy during the year ahead.


A-14


GLOBAL DOLLAR GOVERNMENT PORTFOLIO       ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Global Dollar Government Portfolio seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. dollars. As a secondary objective, the Portfolio seeks capital appreciation. Substantially all of the Portfolio's assets will be invested in high yield, high risk debt securities that are typically rated below investment grade, or in unrated debt securities of comparable quality that are considered to be predominantly speculative with regard to the issuer's capacity to pay interest and repay principal.

MARKET REVIEW
The U.S. bond market rallied during the period, posting solid returns. Data indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global markets and caused a spike in volatility. Increased investor demand for "safe," liquid securities provided additional fuel for the rally. U.S. bond yields reached their lowest levels since 1996 during the fourth quarter as the financial crisis in Southeast Asia spread around the world.

In most developed markets outside of the U.S., growth remained positive while inflation troughed or declined. All developed bond markets posted solid returns on a fully hedged basis. During the fourth quarter, the emerging market economies were roiled by developments in Southeast Asia. Fast growth, fueled by strong capital inflows and overvalued currencies, combined to produce large external trade deficits, property and stock market bubbles, and overextended financial systems. The sharp currency devaluations in these countries ignited fears that other emerging market economies with managed currency regimes would suffer similar consequences. All emerging market bond prices plummeted as the lack of clear and prompt policy responses exacerbated the regional crisis in Southeast Asia and caused investors to re-evaluate the risk premium associated with all emerging markets. As a result, year-to-date strong bond market returns for the emerging markets were eroded.

INVESTMENT RESULTS
For the six months ended December 31, 1997, the Portfolio returned 2.09% on a net asset value (NAV) basis. Its benchmark, the J.P. Morgan Emerging Markets Bond Index, which is composed of dollar denominated sovereign emerging market bonds, achieved a return of 4.13%. Both the Portfolio and its benchmark achieved better returns during the 12 month period. The Portfolio returned 13.23% at NAV, while its benchmark returned 16.17%. The underperformance of the Portfolio can be attributed to sluggish performance of some of the Portfolio's holdings in emerging market debt. In particular, your Portfolio's overweight positions in Russian bonds, which were particularly hard hit by the effects of the Southeast Asian financial crisis, negatively impacted the Portfolio's performance. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
In 1998, we expect that global growth will be slower and inflation pressures will be reduced as Asia exports cheaper goods to the world and imports less from abroad. In the U.S., economic growth should be tempered by excess global manufacturing capacity; lower commodity and import prices should restrain inflation pressures. Recent declines in interest rates should provide an offsetting stimulus. 1998 U.S. GDP growth is estimated to be 2.0% to 2.5%.

We expect volatility to remain elevated and liquidity to remain low in the emerging markets. Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. At this juncture, stabilizing Korea is key and multinational efforts are clearly focused on this goal. The U.S. Treasury market will continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. As these policies are introduced, we believe the emerging markets will stabilize and there will be significant investment opportunities.


A-15


HIGH YIELD PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The High Yield Portfolio seeks the highest level of current income available without assuming undue risk by investing principally in high yielding fixed income securities. The Portfolio invests substantially all of its assets in higher yielding, higher risk fixed income securities (commonly known as "junk bonds") that are rated below investment grade and are considered to have predominantly speculative characteristics.

MARKET REVIEW
The high yield market experienced its third consecutive year of strong performance. Most high yield indices outperformed other fixed income indices by 2% to 3%. Record levels of new issuance and robust mutual fund inflows dominated the market in 1997 for the second year in a row.

INVESTMENT RESULTS
The High Yield Portfolio commenced operations on October 27, 1997. From the Portfolio's inception date to the reporting period ended December 31, 1997, the Portfolio yielded a total return of 3.30% at net asset value. The Portfolio outperformed its benchmark, the First Boston High Yield Index, which returned 1.63% during the same time frame. This outperformance was primarily due to a greater emphasis on single B credits offering more relative value and yield potential. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
We feel quite positive about the outlook for the overall economy as well as the high yield market. Even with slightly lower growth levels anticipated for the U.S., inflation remains low and interest rates remain relatively stable.

PORTFOLIO STRATEGY
We believe that credit selection will play a more significant role in high yield investing going forward. In addition, steering clear of those credits that will be most affected by the Asian crisis will also be an important tactic.


A-16


NORTH AMERICAN GOVERNMENT
INCOME PORTFOLIO                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The North American Government Income Portfolio seeks the highest level of current income, consistent with what we believe to be prudent investment risk, from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, Mexico and Argentina. The Portfolio expects to maintain at least 25% of its assets in U.S. dollar-denominated securities and may invest up to 25% of its total assets in debt securities issued by governmental entities in Argentina.

MARKET REVIEW
The U.S. bond market rallied with little interruption since our last commentary, buoyed by tentative evidence of slowing domestic growth, better-than-expected inflation news, the smallest federal budget deficit in more than 20 years, and the diminishing likelihood of an interest rate increase.

Emerging market debt prices bounced back from their fall in October. However, the Asian debt crisis has served to adjust downward expectation for global growth and inflation. The crisis is fostering an allocation shift into the relative safety of U.S. Government bonds. This has negatively impacted emerging market debt prices. Despite the poor performance of emerging markets in general, both Mexico and Argentina continue to remain among the best performing markets.

INVESTMENT RESULTS
We are pleased to report that the North American Government Income Portfolio posted a 9.62% return at net asset value over the most recent one year period ended December 31, 1997. This compares with 9.65% for the Lehman Brothers Aggregate Bond Index and 7.72% for the Lehman Brothers Intermediate-Term Government Bond Index, which measures performance of bonds in the 1-10 year maturity range. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
Our outlook for U.S. financial markets assumes that the U.S. economy will move onto a slower and more sustainable growth path during the next six to 12 months. The recent decline in interest rates will support continued economic expansion, but the dollar's past strength and weaker demand in export markets will be a drag on growth.

Although the Mexican peso fell victim to the currency crisis plaguing Southeast Asia, economic fundamentals remain strong. We continue to believe that Mexico will grow 5%-6% annually through the year 2000.

The economy in Canada continues to expand, fueled by consumer spending and business investment. The GDP remains strong and the Bank of Canada has increased interest rates to guard against the threat of inflation. We expect the Bank of Canada to continue to raise interest rates to better reflect underlying fundamentals.

Despite excellent fundamentals, we believe that Argentina will continue to be hit by the spillover from Asia and Brazil. However, Argentina is likely to escape the emerging market turmoil with marginal deterioration of its growth outlook. Longer term, we remain very positive on Argentina's economic prospects.


A-17


SHORT-TERM MULTI-MARKET PORTFOLIO        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Short-Term Multi-Market Portfolio seeks the highest level of current income consistent with what we believe to be prudent risk from a portfolio of high-quality debt securities denominated in U.S. dollars and selected foreign currencies and having remaining maturities of not more than three years.

MARKET REVIEW
The U.S. bond market rallied during the period, posting solid returns. Data indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global markets and caused a spike in volatility. Increased investor demand for "safe," liquid securities provided additional fuel for the rally. U.S. bond yields reached their lowest levels since 1996 during the fourth quarter as the financial crisis in Southeast Asia spread around the world.

Outside the U.S., the Bank of Canada raised interest rates by 50-basis points in December due to continued weakness in the Canadian dollar. In Australia, recent data indicate that the economy expanded during the second half of 1997 at its fastest pace in more than two years. As expected, the Reserve Bank of New Zealand eased monetary conditions at their December board meeting.

European bonds rallied with long term yields setting record lows as the deepening Asian financial crisis spurred demand for high quality fixed income securities. In Italy, the Bank of Italy finally satisfied the market's long anticipated easing of official interest rates by cutting rates 75-basis points. In Germany, concerns that slow export demand is hindering economic expansion were allayed when industrial production figures showed that demand increased. Unemployment levels remain at record highs and inflation remained stable throughout core Europe.

INVESTMENT RESULTS
The Portfolio's total return for the six months ended December 31, 1997 was 2.72% at net asset value (NAV), compared to the Merrill Lynch 1-3 Year Treasury Index's return of 3.67% for the same period. Both the Portfolio and its benchmark had better returns over the 12 month period, posting 4.59% and 6.66% returns, respectively. Your Portfolio's performance over the past year trailed that of its benchmark due to the generally falling interest rate environment during the year and your Portfolio's underweight position in the U.S. market. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
In 1998, we expect that global growth will be slower and inflation pressures will be reduced as Asia exports cheaper goods to the world and imports less from abroad. We believe that among the major economic blocs, the greatest impact will be felt in Japan where weaker domestic demand will only be partially offset by a widening trade surplus. Economic activity in Australia and New Zealand should also be dramatically lower because of their substantial trading relationships with Asia.

The impact on Europe and the U.S. should be more moderate as reduced exports are offset by recent declines in interest rates. In Europe, we believe the primary theme will continue to be European Monetary Union and the convergence of interest rates across the continent. With secularly high unemployment, low inflation and weak domestic demand, short term rates should converge around 4.0%. This rate is lower than previously expected and should enable Italy and Spain to trim rates further. In the U.S., we expect economic growth will be tempered by excess global manufacturing capacity; lower commodity and import prices will restrain inflation pressures. Recent declines in interest rates will provide an offsetting stimulus. 1998 U.S. Gross Domestic Product growth is estimated to be 2.0% to 2.5%.

Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. At this juncture, stabilizing Korea is key and multinational efforts are clearly focused on this goal. However, we believe that liquidity will remain low, volatility will remain high, and the U.S. Treasury market will continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. At that time, fundamentals should again dominate the pricing of credit sensitive debt.


A-18


U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The U.S. Government/High Grade Securities Portfolio seeks high current income consistent with preservation of capital by investing principally in obligations issued or guaranteed by the U.S. Government and repurchase agreements pertaining to U.S. Government and other high grade debt securities.

MARKET REVIEW
U.S. economic activity remained healthy during the second half of the year buoyed by continued strength in the labor market and a strong rebound in consumer spending. GDP growth accelerated in the fourth quarter to 4.3%, up from 3.1% for the third quarter. 1997 GDP growth was 3.8%. The labor market remained strong. Non-farm payrolls grew by 358,000 a month during the fourth quarter, the highest three month average since March-May 1994. The unemployment rate dropped to 4.7% in December and hovered near 20-year lows throughout most of the period. Despite these record employment levels, inflation continued to abate with consumer prices advancing 1.7% and producer prices declining 1.2% year over year through December. This yearly decline in producer prices was the largest since 1986.

Despite U.S. economic growth above trend levels, the Federal Reserve left interest rates unchanged. Improving inflation fundamentals and a strong dollar, coupled with turmoil in Asia's financial markets, argued against any Federal Reserve action.

The U.S. bond market rallied during the period posting solid returns. Data indicating a slowing U.S. economy, together with a favorable U.S. budget deficit, fueled a rally in the U.S. Treasury market. In October, financial market turmoil which started in Southeast Asia, created a ripple effect that spread to other global markets and caused a spike in volatility. Increased investor demand for "safe," liquid securities provided additional fuel for the rally. U.S. bond yields reached their lowest levels since 1996 during the fourth quarter as the financial crisis in Southeast Asia spread around the world. Among the investment grade sectors, corporates were the best performing, followed by government, mortgage and asset-backed securities.

INVESTMENT RESULTS
For the six months ended December 31, 1997, the Portfolio returned 5.58% on a net asset value (NAV) basis versus 6.24% for its benchmark (a composite of 67% Lehman Brothers Government Bond Index and 33% Lehman Brothers Corporate Bond Index). For the 12 month period, the Portfolio posted an 8.68% return at NAV, while its benchmark posted a 9.18% return. The Portfolio modestly underperformed its benchmark during the period due to a conservative positioning in light of increased interest rate volatility and sluggish performance of the Portfolio's holdings of corporate bonds. As events unfolded in Southeast Asia, many investors reduced their appetite for all types of credit risk, including domestic corporate bonds. This risk aversion produced wider yield spreads in the credit oriented markets and hampered returns in the Portfolio. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
We expect domestic growth to slow from its 1997 pace to a more sustainable 2.5% rate in 1998. The impact of the financial crisis in Southeast Asia should be moderate as reduced exports are offset by recent declines in interest rates. Economic growth should be tempered by excess global manufacturing capacity; lower commodity and import prices will restrain inflation pressures. Recent declines in interest rates should provide an offsetting stimulus.

Although the direction of Asia's impact is clear, the full extent of the crisis has yet to be determined. At this juncture, stabilizing Korea is key and multinational efforts are clearly focused on this goal. However, we believe that liquidity will remain low, volatility will remain high, and the U.S. Treasury market will continue to be perceived as a "safe haven" for investors until clear policy responses are outlined and there is a commitment to implementing them. The Federal Reserve is unlikely to raise interest rates in the near term.


A-19


MONEY MARKET PORTFOLIO                   ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT OBJECTIVE
The Money Market Portfolio seeks safety of principal, maintenance of liquidity, and maximum current income by investing in a broadly diversified portfolio of money market securities. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

INVESTMENT RESULTS
For the twelve months ended December 31, 1997, the Money Market Portfolio returned 5.11% at net asset value. During the same period, the total return for the Salomon Brothers 3-Month Treasury Bill Index was 5.23%. For additional information on the Portfolio's investment results, please turn to page A-21.

INVESTMENT OUTLOOK
The Fed's monetary policy will likely remain neutral through the first half of 1998. Circumstances, such as our continued tight labor market, indicate that our economy is still in a strong enough position to absorb any damage that will be done by the Asian crisis. The Fed should not have any reason to seriously consider interest rate hikes or cuts. In the meantime, with the Portfolio not having any major maturities for the next several weeks, we are in a position to patiently look for any developments which could influence the short term markets.

PORTFOLIO STRATEGY
Due to technical factors in the fourth quarter of 1997, we laid out a very distinct strategy in timing yield curve movements. Early in the fourth quarter, while the yield curve was only modestly steep, we geared investments toward late November and mid-December maturity placements. This plan enabled us to take advantage of a steepening yield curve later in the quarter. As funds matured in November and December, we capitalized on the general need of the issuer's year-end financing requirements by extending our maturities while leaving enough cash in the account for year-end liquidity purposes. As we enter the first quarter of a new year, the yield curve has flattened out, yet the Portfolio is in position to enjoy higher yields without a tremendous need for investing until later on in the quarter.


A-20


INVESTMENT RESULTS                       ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INVESTMENT RESULTS AS OF DECEMBER 31, 1997
Listed below are the Portfolios' average annual total returns for the one-year, five-year (where applicable) and since-inception periods ended December 31, 1997.


ASSET ALLOCATION PORTFOLIOS
CONSERVATIVE INVESTORS PORTFOLIO
  One Year                                           11.22%
  Since Inception (10/94)                            10.15%
GROWTH INVESTORS PORTFOLIO
  One Year                                           16.34%
  Since Inception (10/94)                            13.48%
TOTAL RETURN PORTFOLIO
  One Year                                           21.11%
  Five Years                                         12.74%
  Since Inception (12/92)                            12.71%

COMMON STOCK/EQUITY SECURITIES PORTFOLIOS
GROWTH AND INCOME PORTFOLIO
  One Year                                           28.80%
  Five Years                                         19.28%
  Since Inception (1/91)                             15.30%
GROWTH PORTFOLIO
  One Year                                           30.02%
  Since Inception (9/94)                             30.03%
INTERNATIONAL PORTFOLIO
  One Year                                            3.33%
  Five Years                                          9.57%
  Since Inception (12/92)                             9.55%
PREMIER GROWTH PORTFOLIO
  One Year                                           33.86%
  Five Years                                         21.06%
  Since Inception (6/92)                             21.72%
QUASAR PORTFOLIO
  One Year                                           18.60%
  Since Inception (8/96)                             17.94%
REAL ESTATE INVESTMENT PORTFOLIO
  Since Inception (1/97)                             23.40%*
TECHNOLOGY PORTFOLIO
  One Year                                            6.47%
  Since Inception (1/96)                              8.55%
UTILITY INCOME PORTFOLIO
  One Year                                           25.71%
  Since Inception (5/94)                             14.52%
WORLDWIDE PRIVATIZATION PORTFOLIO
  One Year                                           10.75%
  Since Inception (9/94)                             12.50%

INCOME-ORIENTED PORTFOLIOS
GLOBAL BOND PORTFOLIO
  One Year                                            0.67%
  Five Years                                          7.05%
  Since Inception (7/91)                              7.91%
GLOBAL DOLLAR GOVERNMENT PORTFOLIO
  One Year                                           13.23%
  Since Inception (5/94)                             15.77%
HIGH YIELD PORTFOLIO
  Since Inception (10/97)                             3.30%*
NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
  One Year                                            9.62%
  Since Inception (5/94)                              9.68%
SHORT-TERM MULTI-MARKET PORTFOLIO
  One Year                                            4.59%
  Five Years                                          4.05%
  Since Inception (11/90)                             3.99%
U.S. GOVERNMENT/HIGH-GRADE SECURITIES PORTFOLIO
  One Year                                            8.68%
  Five Years                                          6.85%
  Since Inception (9/92)                              6.24%

SHORT-TERM INCOME PORTFOLIOS
MONEY MARKET PORTFOLIO
  One Year                                            5.11%
  Annualized 7-Day Yield                              5.30%


(*)  Cumulative, unannualized total returns for the periods indicated.

     Total returns are based on net asset value performance and reflect investment of dividends and/or capital gains distributions in additional shares. These figures do not reflect insurance company separate account or annuity contract charges, which would reduce total return to a contract owner. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

     The Money Market Portfolio yield is an annualized 7-day compound return as of December 31, 1997.


A-21


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

CONSERVATIVE INVESTORS PORTFOLIO
10/31/94* TO 12/31/97

30%S&P 500/70% LBAGGREGATE:$16,134
CONSERVATIVE INVESTORS  PORTFOLIO: $13,599
LEHMAN BROS. AGGREGATE BOND INDEX:  $13,526

$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
10/31/94    12/94    12/95    12/96    12/31/97


GROWTH AND INCOME PORTFOLIO
1/31/91* TO 12/31/97

S&P 500:$33,811
LIPPER GROWTH AND INCOME FUNDS AVERAGE:  $28,928
GROWTH AND INCOME PORTFOLIO: $26,949

$34,000
$30,000
$26,000
$22,000
$18,000
$14,000
$10,000
1/31/91    12/92    12/94    12/96    12/31/97


GROWTH INVESTORS PORTFOLIO
10/31/94* TO 12/31/97

S&P 500:  $22,050
70%S&P 500/30% LBAGGREGATE:$19,544
GROWTH INVESTORS  PORTFOLIO: $14,950

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
10/31/94    12/94    12/95    12/96    12/31/97


GROWTH PORTFOLIO
9/30/94* TO 12/31/97

GROWTH PORTFOLIO: $23,740
S&P 500:$22,544
RUSSELL 1000: $22,324

$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
9/30/94    12/94    12/95    12/96    12/31/97


TOTAL RETURN PORTFOLIO
12/31/92* TO 12/31/97

60% S&P 500/40% LBGOV'T/CORP BOND INDEX:  $20,857
LIPPER BALANCEDFUNDS AVERAGE:$18,634
TOTAL RETURN PORTFOLIO: $18,210

$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
12/31/92    12/93    12/94    12/95    12/96    12/31/97


INTERNATIONAL PORTFOLIO
12/31/92* TO 12/31/97

LIPPER INTERNATIONAL FUNDS AVERAGE:$17,846
MSCIEAFE:$17,396
INTERNATIONAL  PORTFOLIO: $15,796

$18,000
$16,000
$14,000
$12,000
$10,000
12/31/92    12/93    12/94    12/95    12/96    12/31/97


22


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

PREMIER GROWTH PORTFOLIO
6/30/92* TO 12/31/97

PREMIER GROWTH PORTFOLIO: $29,590
S&P 500:$27,239
RUSSELL 1000 INDEX:  $27,238

$30,000
$25,000
$20,000
$15,000
$10,000
6/30/92    12/93    12/94    12/95    12/96    12/31/97


GLOBAL BOND PORTFOLIO
7/31/91* TO 12/31/97

SBWORLD GOV'T BOND INDEX:  $17,297
GLOBAL BOND PORTFOLIO: $16,333

$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
7/31/91    12/91    12/93    12/95    12/31/97


UTILITY INCOME PORTFOLIO
5/31/94* TO 12/31/97

S&P 500:$23,067
NYSEUTILITY INDEX:  $16,206
UTILITY INCOME PORTFOLIO: $15,958

$24,000
$21,000
$18,000
$15,000
$12,000
$10,000
$9,000
5/31/94    12/94    12/95    12/96    12/31/97


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
5/31/94* TO 12/31/97

JPMORGAN EMERGING MARKETS BOND INDEX:  $18,563
GLOBAL DOLLAR GOVERNMENT PORTFOLIO: $17,063

$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
5/31/94    12/94    12/95    12/96    12/31/97


WORLDWIDE PRIVATIZATION PORTFOLIO
9/30/94* TO 12/31/97

WORLDWIDE PRIVATIZATION PORTFOLIO: $14,697
MSCIEAFE INDEX: $11,994

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
9/30/94    12/94    12/95    12/96    12/31/97


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
5/31/94* TO 12/31/97

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO: $13,814
LEHMAN BROS. AGGREGATE BOND INDEX:  $13,567
LEHMAN BROS. INTERMEDIATE GOV'T BOND INDEX: $12,913

$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
5/31/94    12/94    12/95    12/96    12/31/97


A-23


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

ALLIANCE VARIABLE PRODUCTS SERIES FUND
GROWTH OF A $10,000 INVESTMENT

U.S. GOVERNMENT/HIGH-GRADE SECURITIES PORTFOLIO
9/30/92* TO 12/31/97

LEHMAN BROS. AGGREGATE BOND INDEX: $14,383
67% LB GOV'T BOND INDEX/33% LBCORP. BOND INDEX: $14,317
U.S. GOV'T/HIGH GRADE SECURITIES PORTFOLIO: $13,776

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
9/30/92    12/92    12/94    12/96    12/31/97


SHORT-TERM MULTI-MARKET PORTFOLIO
11/30/90* TO 12/31/97

MERRILL LYNCH 1-3 YEAR TREASURY INDEX: $15,640
LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE: $13,216
SHORT-TERM MULTI-MARKET PORTFOLIO: $13,201

$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
11/30/90    12/91    12/93    12/95    12/31/97


TECHNOLOGY PORTFOLIO**
1/31/96* TO 12/31/97

PSEHIGH-TECH INDEX:  $14,069
TECHNOLOGY PORTFOLIO: $11,684

$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
1/31/96    6/96    12/96    6/97    12/31/97


QUASAR PORTFOLIO**
8/31/96* TO 12/31/97

RUSSELL 2000 INDEX: $13,376
QUASAR PORTFOLIO: $12,594

$14,000
$13,000
$12,000
$11,000
$10,000
8/31/96    12/96    6/97    12/31/97


REAL ESTATE INVESTMENT PORTFOLIO***
1/31/97* TO 12/31/97

S&P 500: $12,551
REAL ESTATE INVESTMENT PORTFOLIO: $12,293
NAREITINDEX: $11,893

$13,000
$12,000
$11,000
$10,000
$9,000
1/31/97    6/97    12/31/97


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

THESE CHARTS ILLUSTRATE THE TOTAL VALUE OF AN ASSUMED $10,000 INVESTMENT IN EACH PORTFOLIO AS COMPARED TO THE PERFORMANCE OF AN APPROPRIATE BROAD-BASED INDEX FOR THE TIME FRAMES INDICATED FOR EACH PORTFOLIO. PERFORMANCE RESULTS FOR EACH PORTFOLIO REPRESENT THE PORTFOLIO'S TOTAL RETURN AT NET ASSET VALUE.

* MONTH END CLOSEST TO PORTFOLIO INCEPTION. INCEPTION DATES FOR THE PORTFOLIOS ARE: 10/28/94 CONSERVATIVE INVESTORS; 1/14/91 GROWTH AND INCOME; 10/28/94 GROWTH INVESTORS; 9/15/94 GROWTH; 12/28/92 TOTAL RETURN; 12/28/92
INTERNATIONAL; 6/26/92 PREMIER GROWTH; 7/15/91 GLOBAL BOND; 5/10/94 UTILITY INCOME; 5/2/94 GLOBAL DOLLAR GOVERNMENT; 9/23/94 WORLDWIDE PRIVATIZATION; 5/2/94 NORTH AMERICAN GOVERNMENT INCOME TRUST; 9/17/92 U.S. GOVERNMENT/HIGH-GRADE SECURITIES; 11/28/90 SHORT-TERM MULTI-MARKET; 1/25/96 TECHNOLOGY; 8/5/96 QUASAR; 1/9/97 REAL ESTATE INVESTMENT.

**   DUE TO A SHORT TRACK RECORD ON DECEMBER 31, 1997, PERFORMANCE INFORMATION
SHOWN IS ON A SEMI-ANNUAL, RATHER THAN ANNUAL, BASIS.

*** DUE TO A TRACK RECORD OF LESS THAN ONE YEAR ON DECEMBER 31, 1997, PERFORMANCE INFORMATION SHOWN IS ON A MONTHLY, RATHER THAN ANNUAL, BASIS.


A-24


THE BENCHMARKS                           ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

The benchmarks described below represent unmanaged indices; the Lipper averages include funds that have generally similar investment objectives to the respective Alliance portfolio, although some funds included in the averages may have somewhat different investment policies.

S&P 500--The Standard & Poor's 500 Stock Index includes 500 U.S. stocks and is a common measure of the performance of the U.S. stock market.

RUSSELL 1000--The Russell 1000 Growth Index represents performance of 1000 of the largest U.S. companies by market capitalization.

RUSSELL 2000--The Russell 2000 Index consists of 2000 small- and mid-cap companies. The average market capitalization is approximately $500 million.

MSCI EAFE--The Morgan Stanley Capital International EAFE Index measures the overall performance of stock markets in 20 countries within Europe, Australia and the Far East.

DJ UTILITY--The Dow Jones Utility Average is a price weighted average which consists of 15 actively traded stocks representing a cross-section of corporations involved in various phases of the utility industry.

NYSE UTILITY--The New York Stock Exchange Utility Index is comprised of all utility issues traded on the Exchange.

LB AGGREGATE--The Lehman Brothers Aggregate Bond Index is composed of the Mortgage Backed and Asset Backed Securities Indices, and the
Government/Corporate Bond Index.

LB GOV'T/CORP. BOND--The Lehman Brothers Government/Corporate Bond Index represents a combination of the two indices.

LB GOV'T BOND--The Lehman Brothers Government Bond Index is composed of the Treasury Bond and Agency Bond Indices, the 1-3 year Government Index and the 20+ year Treasury Index.

LB CORP. BOND--The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed-rate, non-convertible investment grade corporate debt; the index is composed of both U.S. and Brady Bonds.

LB INTERMEDIATE GOV'T BOND--The Lehman Brothers Intermediate Government Bond Index is composed of U.S. Government agency and Treasury securities with maturities of one to 10 years.

SB WORLD GOV'T BOND--The Salomon Brothers World Government Bond Index represents performance of government bond markets in 14 countries.

ML 1-3 YEAR TREASURY--The Merrill Lynch 1-3 Year Treasury Index is composed of U.S. Treasury securities with maturities between one and three years.

JPM EMBI--The J.P. Morgan Emerging Market Bond Index is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady Bonds.

LIPPER GROWTH & INCOME FUNDS AVERAGE--The Lipper Growth & Income Funds Average reflects performance of 93 mutual funds.

LIPPER BALANCED FUNDS AVERAGE--The Lipper Balanced Funds Average reflects performance of 109 mutual funds.

LIPPER INTERNATIONAL FUNDS AVERAGE--The Lipper International Funds Average reflects performance of 112 mutual funds.

LIPPER SHORT WORLD MULTI-MARKET INCOME FUNDS AVERAGE--The Lipper Short World Multi-Market Income Funds Average reflects performance of 10 mutual funds.

NAREIT INDEX--The NAREIT Index represents returns for the National Association of Real Estate Investment Trust Equity Index.

PSE HIGH TECHNOLOGY--The Pacific Stock Exchange High Technology Index is comprised of technology stocks traded on the Pacific Stock Exchange.

THE FIRST BOSTON HIGH YIELD INDEX--The First Boston High Yield Index is an unmanaged, trader priced portfolio constructed to mirror the high yield debt market.


A-25


TEN LARGEST HOLDINGS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

PREMIER GROWTH PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Philip Morris Cos., Inc.                  $ 27,817,344               5.9%
MBNA Corp.                                  20,892,697               4.4
Home Depot, Inc.                            20,261,772               4.3
Nokia Corp. (ADR)                           19,922,000               4.2
Merck & Co., Inc.                           18,508,750               3.9
Tyco International, Ltd.                    18,106,113               3.8
COMPAQ Computer Corp.                       17,806,031               3.8
Dell Computer Corp.                         17,049,941               3.6
Cisco Systems, Inc.                         15,164,256               3.2
Intel Corp. (Common and warrants,
  expiring 3/14/98)                         14,532,306               3.1
                                          $190,061,210              40.2%

GROWTH AND INCOME PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Chase Manhattan Corp.                     $  8,716,200               3.5%
RJR Nabisco Holdings Corp.                   8,422,500               3.4
Texaco, Inc.                                 8,188,875               3.3
Morgan Stanley, Dean Witter,
  Discover and Co.                           6,752,075               2.7
Philip Morris Cos., Inc.                     6,332,422               2.5
First Union Corp.                            6,088,500               2.4
Merck & Co., Inc.                            5,992,500               2.4
Campbell Soup Co.                            5,975,250               2.4
American Home Products Corp.                 5,638,050               2.3
First Data Corp.                             5,586,750               2.2
                                          $ 67,693,122              27.1%

TOTAL RETURN PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                       $ 15,248,539              35.5%
Chase Manhattan Corp.                          897,900               2.1
Texaco, Inc.                                   875,437               2.1
RJR Nabisco Holdings Corp.                     873,750               2.0
Philip Morris Cos., Inc.                       743,125               1.7
Morgan Stanley, Dean Witter,
  Discover and Co.                             733,741               1.7
Campbell Soup Co.                              639,375               1.5
Merck & Co., Inc.                              637,500               1.5
First Union Corp.                              630,375               1.5
American Home Products Corp.                   604,350               1.4
                                          $ 21,884,092              51.0%


A-26


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INTERNATIONAL PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Nokia AB OY Corp. Series A pfd.           $  2,037,608               3.4%
Ciba Specialty Chemicals AG                  2,022,696               3.3
Nestle, SA                                   1,893,578               3.1
Novartis AG (ADR)                            1,834,431               3.0
Sanofi, SA                                   1,697,682               2.8
AKZO Nobel NV                                1,606,920               2.6
Ladbroke Group Plc                           1,572,341               2.6
Credito Italiano                             1,382,561               2.3
Diageo Plc                                   1,259,048               2.1
HSBC Holdings Plc                            1,257,066               2.1
                                          $ 16,563,931              27.3%

UTILITY INCOME PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
FPL Group, Inc.                           $    923,325               4.5%
NIPSCO Industries, Inc.                        899,762               4.4
American Electric Power, Inc.                  872,462               4.3
CINergy Corp.                                  846,706               4.2
CMS Energy Corp.                               810,750               4.0
Cablevision Systems Corp. 8.5% cv. pfd.        770,000               3.8
AT&T Corp.                                     769,300               3.8
Allegheny Energy, Inc.                         763,750               3.7
Teleport Communications Group, Inc.            747,150               3.7
AirTouch Communications, Inc.
  Cl.C 4.25% cv. pfd.                          629,356               3.1
                                          $  8,032,561              39.5%

GROWTH PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Cendant Corp.                             $ 14,370,469               6.1%
Cisco Systems, Inc.                         12,122,475               5.1
WorldCom, Inc. (common and
  preferred stock)                           9,327,021               3.9
Philip Morris Cos., Inc.                     8,292,188               3.5
Sterling Software, Inc.                      6,441,100               2.7
MCI Communications Corp.                     6,426,562               2.7
Ceridian Corp.                               6,345,031               2.7
MBNA Corp.                                   6,288,703               2.7
Travelers Group, Inc.                        5,791,509               2.5
American International Group, Inc.           5,113,969               2.2
                                          $ 80,519,027              34.1%


A-27


TEN LARGEST HOLDINGS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

WORLDWIDE PRIVATIZATION PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
AKZO Nobel NV                             $    984,497               2.4%
Austria Tabakwerke AG                          886,672               2.1
Sair Group                                     862,305               2.1
Telecomunicacoes Brasileiras SA (ADR)          815,062               1.9
Energis Plc                                    774,849               1.9
British Energy Plc                             764,255               1.8
Viag AG                                        747,104               1.8
Sanofi, SA                                     745,867               1.8
Electricidade de Portugal SA                   729,000               1.7
CSL Ltd.                                       687,622               1.6
                                          $  7,997,233              19.1%

CONSERVATIVE INVESTORS PORTFOLIO
COMPANY                                   U.S. $ VALUEPERCENT OF NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                       $  8,153,852              27.0%
U.S. Treasury Bond, 6.125%, 11/15/27         1,967,969               6.5
Federal National Mortgage Assn.              1,795,773               5.9
ABN Amro Bank NV Chicago, 7.125%, 6/18/07      551,000               1.8
Federal Home Loan Bank                         534,045               1.8
Time Warner, Inc., 8.375%, 3/15/23             513,531               1.7
Goldman Sachs Group LP, 7.20%, 11/01/06        475,681               1.6
St. George Bank, Ltd., 7.15%, 10/15/05         437,844               1.4
Corporacion Andina de Fomento,
  7.25%, 3/01/07                               407,974               1.4
Philip Morris Cos., Inc.                       271,875               0.9
                                          $ 15,109,544              50.0%

GROWTH INVESTORS PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
U.S. Treasury Notes                       $  1,949,176              11.7%
Merck & Co., Inc.                              425,000               2.6
Philip Morris Cos., Inc.                       407,812               2.5
Walt Disney Co.                                346,719               2.1
Cisco Systems, Inc.                            334,875               2.0
Chase Manhattan Corp.                          328,500               2.0
Noble Drilling Corp.                           306,250               1.8
WorldCom, Inc.                                 302,812               1.8
BJ Services Co.                                287,750               1.7
U.S. Treasury Bond, 6.125%, 11/15/27           282,606               1.7
                                          $  4,971,500              29.9%


A-28


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Cisco Systems, Inc.                       $  3,717,112               5.4%
Dell Computer Corp.                          3,491,498               5.0
COMPAQ Computer Corp.                        3,216,937               4.6
HBO & Co.                                    2,350,469               3.4
Intel Corp.                                  2,001,234               2.9
Nokia Corp. (ADR)                            1,974,000               2.9
Altera Corp.                                 1,972,797               2.8
PeopleSoft, Inc.                             1,904,875               2.8
Bay Networks, Inc.                           1,863,251               2.7
Applied Materials, Inc.                      1,649,137               2.4
                                          $ 24,141,310              34.9%

QUASAR PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Continental Airlines, Inc.                $  1,881,687               3.2%
Mohawk Industries, Inc.                      1,832,878               3.1
OMI Corp.                                    1,659,262               2.8
Telephone and Data Systems, Inc.             1,480,687               2.5
GelTex Pharmaceuticals, Inc.                 1,422,041               2.4
Parker Drilling Co.                          1,379,625               2.3
Centocor, Inc.                               1,224,862               2.1
Budget Group, Inc.                           1,223,512               2.1
Bethlehem Steel Corp.                        1,216,125               2.0
Alaska Air Group, Inc.                       1,127,625               1.9
                                          $ 14,448,304              24.4%

REAL ESTATE INVESTMENT PORTFOLIO
COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Equity Office Properties Trust            $    671,208               4.9%
Glenborough Realty Trust, Inc.                 607,312               4.4
Essex Property Trust, Inc.                     605,500               4.4
Patriot American Hospitality, Inc.             599,300               4.4
Crescent Real Estate Equities Co.              543,375               4.0
Public Storage, Inc.                           534,625               3.9
SL Green Realty Corp.                          510,969               3.7
Pan Pacific Retail Properties, Inc.            508,725               3.7
Starwood Lodging Trust                         497,725               3.6
Highwoods Properties, Inc.                     487,156               3.6
                                          $  5,565,895              40.6%


29

INDUSTRY DIVERSIFICATION
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

INTERNATIONAL PORTFOLIO
                                          U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                          $  2,698,438               4.4%
Capital Goods                                  724,755               1.2
Consumer Manufacturing                       2,994,809               4.9
Consumer Services                            8,224,171              13.5
Consumer Staples                             6,238,498              10.3
Energy                                       2,167,020               3.6
Finance                                     13,094,420              21.6
Healthcare                                   7,885,403              13.0
Multi Industry                               2,728,904               4.5
Technology                                   7,217,260              11.9
Transportation                                  90,031               0.1
Utilities                                    1,854,070               3.1
Total Investments*                          55,917,779              92.1
Cash and receivables, net of liabilities     4,792,619               7.9
Net Assets                                $ 60,710,398             100.0%

WORLDWIDE PRIVATIZATION PORTFOLIO
                                          U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
Basic Industries                          $  4,197,434              10.0%
Capital Goods                                  419,503               1.0
Consumer Manufacturing                         924,201               2.2
Consumer Services                            4,471,571              10.7
Consumer Staples                             2,407,806               5.8
Electric & Gas (Utilities)                   7,650,593              18.3
Energy                                       1,852,658               4.4
Finance                                      7,010,300              16.8
Healthcare                                   1,939,759               4.6
Multi Industry                                 649,891               1.6
Technology                                   1,310,072               3.1
Telephone (Utilities)                        4,035,581               9.6
Transportation                                 490,738               1.2
Utilities                                   11,686,174              27.9
Total Investments*                          37,360,107              89.3
Cash and receivables, net of liabilities     4,457,858              10.7
Net Assets                                $ 41,817,965             100.0%


*    Excludes short-term obligations.


A-30


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-95.6%
TECHNOLOGY-23.7%
COMMUNICATIONS EQUIPMENT-7.3%
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (a)    240,690      $ 8,988,267
Lucent Technologies, Inc.                        69,421        5,545,002
Nokia Corp. (ADR) (b)                           284,600       19,922,000
                                                             ------------
                                                              34,455,269

COMPUTER HARDWARE-7.4%
COMPAQ Computer Corp.                           315,500       17,806,031
Dell Computer Corp. (c)                         202,900       17,049,941
                                                             ------------
                                                              34,855,972

COMPUTER SOFTWARE-2.0%
Microsoft Corp. (c)                              74,600        9,639,719

NETWORKING SOFTWARE-3.2%
Cisco Systems, Inc. (c)                         271,700       15,164,256

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Applied Materials, Inc. (c)                      22,600          680,119

SEMI-CONDUCTOR COMPONENTS-3.6%
Intel Corp.                                       9,800          688,144
  warrants, expiring 3/14/98 (c)                278,800       13,844,162
Texas Instruments, Inc.                          58,400        2,628,000
                                                             ------------
                                                              17,160,306

                                                             ------------
                                                             111,955,641

FINANCE-19.9%
BANKING - MONEY CENTER-1.1%
Citicorp                                         42,700        5,398,881

BANKING - REGIONAL-2.2%
Banc One Corp.                                   35,500        1,928,094
First Union Corp.                                35,400        1,814,250
NationsBank Corp.                                31,900        1,939,919
Norwest Corp.                                   122,200        4,719,975
                                                             ------------
                                                              10,402,238

BROKERAGE & MONEY MANAGEMENT-5.7%
Merrill Lynch & Co., Inc.                       182,200       13,289,213
Morgan Stanley, Dean Witter,
  Discover and Co.                              230,955       13,655,214
                                                             ------------
                                                              26,944,427

INSURANCE-1.8%
American International Group, Inc.               56,850        6,182,438
Progressive Corp.                                19,400        2,325,575
                                                             ------------
                                                               8,508,013

MORTGAGE BANKING-3.0%
Federal National Mortgage Assn.                 246,500       14,065,906
MISCELLANEOUS-6.1%
Household International, Inc.                    49,000        6,250,562
MBNA Corp.                                      764,950       20,892,697
MGIC Investment Corp.                            21,600        1,436,400
                                                             ------------
                                                              28,579,659
                                                             ------------
                                                              93,899,124

CONSUMER SERVICES-19.0%
AIRLINES-4.7%
KLM Royal Dutch Air                              43,776        1,652,544
Northwest Airlines Corp. Cl.A (c)               135,060        6,470,218
UAL Corp. (c)                                   153,000       14,152,500
                                                             ------------
                                                              22,275,262

BROADCASTING & CABLE-3.8%
AirTouch Communications, Inc. (c)               270,500       11,242,656
Cox Communications, Inc. Cl.A (c)                31,500        1,261,969
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (c)                  144,937        5,267,554
                                                             ------------
                                                              17,772,179

ENTERTAINMENT & LEISURE-2.5%
Walt Disney Co.                                 121,600       12,046,000

RESTAURANTS & LODGING-0.7%
Marriot International, Inc.                      22,600        1,565,050
McDonald's Corp.                                 35,300        1,685,575
                                                             ------------
                                                               3,250,625

RETAIL - GENERAL MERCHANDISE-7.3%
Dayton Hudson Corp.                             100,800        6,804,000
Home Depot, Inc.                                344,149       20,261,772
Kohl's Corp. (c)                                 61,200        4,169,250
Wal-Mart Stores, Inc.                            86,100        3,395,569
                                                             ------------
                                                              34,630,591
                                                             ------------
                                                              89,974,657

HEALTH CARE-11.4%
DRUGS-8.0%
Merck & Co., Inc.                               174,200       18,508,750
Pfizer, Inc.                                    174,600       13,018,612
Schering-Plough Corp.                            98,500        6,119,313
                                                             ------------
                                                              37,646,675

MEDICAL PRODUCTS-0.8%
Medtronic, Inc.                                  73,800        3,860,663


B-1


PREMIER GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEDICAL SERVICES-2.6%
United Healthcare Corp.                         246,200      $12,233,062
                                                             ------------
                                                              53,740,400

CONSUMER STAPLES-9.2%
COSMETICS-0.9%
Gillette Co.                                     41,500        4,168,156

FOOD-1.5%
Campbell Soup Co.                                40,600        2,359,875
Coca-Cola Co.                                    69,600        4,637,100
                                                             ------------
                                                               6,996,975

HOUSEHOLD PRODUCTS-0.9%
Colgate-Palmolive Co.                            60,500        4,446,750

TOBACCO-5.9%
Philip Morris Cos., Inc.                        613,900       27,817,344
                                                             ------------
                                                              43,429,225

MULTI-INDUSTRY COMPANY-3.8%
Tyco International, Ltd.                        401,800       18,106,113

ENERGY-3.1%
OIL SERVICE-3.1%
Baker Hughes, Inc.                               68,000        2,966,500
Halliburton Co.                                  80,500        4,180,969
Schlumberger, Ltd.                               90,400        7,277,200
                                                             ------------
                                                              14,424,669

CAPITAL GOODS-2.5%
ELECTRICAL EQUIPMENT-0.4%
General Electric Co.                             22,000        1,614,250

MISCELLANEOUS-2.1%
United Technologies Corp.                       138,800       10,106,375
                                                             ------------
                                                              11,720,625


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-2.0%
TELEPHONE UTILITY-2.0%
MCI Communications Corp.                        144,300      $ 6,182,353
WorldCom, Inc. (c)                              109,000        3,300,656
                                                             ------------
                                                               9,483,009

CONSUMER MANUFACTURING-1.0%
AUTO & RELATED-1.0%
Ford Motor Co.                                   96,300        4,688,606
Total Common Stocks & Other Investments
  (cost $361,311,846)                                        451,422,069

SHORT-TERM INVESTMENTS-3.9%
COMMERCIAL PAPER-3.6%
General Electric Capital Corp.
  6.75%, 1/02/98                                $17,196       17,192,776

TIME DEPOSIT-0.3%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                  1,341        1,341,000
Total Short-Term Investments
  (amortized cost $18,533,776)                                18,533,776

TOTAL INVESTMENTS-99.5%
  (cost $379,845,622)                                        469,955,845
Other assets less liabilities-0.5%                             2,370,260

NET ASSETS-100%                                             $472,326,105


(a)  Country of origin--Sweden.

(b)  Country of origin--Finland.

(c)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-2


GLOBAL BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-4.5%
GOVERNMENT OBLIGATION-4.5%
Queensland Treasury
  6.50%, 6/14/05 (a)                      AU$     1,500      $   995,134

AUSTRIA-4.5%
GOVERNMENT OBLIGATION-4.5%
Republic of Austria
  4.50%, 9/28/05 (a)                      JPY   110,000        1,009,372

FRANCE-8.7%
GOVERNMENT OBLIGATION-8.7%
Government of France
  9.50%, 4/25/00 (a)                      XEU     1,600        1,940,303

GERMANY-8.9%
GOVERNMENT OBLIGATION-8.9%
Government of Germany
  6.00%, 2/16/06 (a)                      DEM     3,400        1,984,869

ITALY-9.2%
GOVERNMENT OBLIGATION-9.2%
Republic of Italy
  6.00%, 5/15/00 (a)                      ITL 3,500,000        2,029,763

JAPAN-9.4%
DEBT OBLIGATIONS-9.4%
European Investment Bank
  3.00%, 9/20/06 (a)                      JPY   130,000        1,085,864
Japan Development Bank
  2.875%, 12/20/06 (a)                          120,000          992,571
                                                             ------------
                                                               2,078,435

SPAIN-9.7%
GOVERNMENT OBLIGATION-9.7%
Government of Spain
  5.25%, 1/31/03 (a)                      ESP   325,000        2,146,259

UNITED KINGDOM-9.8%
DEBT OBLIGATION-5.4%
International Bank for
  Reconstruction & Development
  7.125%, 7/30/07 (a)                     GBP       700        1,187,692

GOVERNMENT OBLIGATION-4.4%
U.K. Treasury Gilts
  8.50%, 7/16/07 (a)                                520          980,346
                                                             ------------
                                                               2,168,038

UNITED STATES-33.4%
GOVERNMENT/AGENCY OBLIGATIONS-31.5%
Federal National Mortgage Assn.
  2.125%, 10/09/07 (a)                    JPY   120,000          934,211
U.S. Treasury Notes
  6.25%, 2/15/03                          US$     1,300        1,329,458
  6.875%, 5/15/06                                 3,000        3,210,000
  7.25%, 8/15/04                                  1,400        1,513,092
                                                               6,986,761

TIME DEPOSIT-1.9%
State Street Bank and Trust Co.
  5.25%, 1/05/98                                    425          425,000
                                                               7,411,761

TOTAL INVESTMENTS-98.1%
  (cost $21,876,330)                                          21,763,934
Other assets less liabilities-1.9%                               430,411

NET ASSETS-100%                                              $22,194,345


(a) Securities, or portion thereof, with an aggregate market value of $15,286,384 have been segregated to collateralize forward exchange currency contracts.

     See Notes to Financial Statements.


B-3


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.6%
FINANCE-19.2%
BANKING - MONEY CENTER-5.2%
Chase Manhattan Corp.                            79,600      $ 8,716,200
Citicorp                                         33,200        4,197,725
                                                             ------------
                                                              12,913,925

BANKING - REGIONAL-3.8%
Banc One Corp.                                   21,200        1,151,425
First Union Corp.                               118,800        6,088,500
NationsBank Corp.                                37,400        2,274,388
                                                             ------------
                                                               9,514,313

BROKERAGE & MONEY MANAGEMENT-2.7%
Morgan Stanley, Dean Witter, Discover and Co.   114,200        6,752,075

INSURANCE-3.7%
General Reinsurance Corp.                        11,500        2,438,000
Hartford Life, Inc. Cl. A                        29,900        1,354,844
PennCorp Financial Group, Inc.                   40,000        1,427,500
The Hartford Financial Services Group, Inc.      30,900        2,891,081
Travelers Group, Inc.                            24,000        1,293,000
                                                             ------------
                                                               9,404,425

MORTGAGE BANKING-0.6%
Allstate Corp. 6.76% exchangeable note (a)       25,250        1,515,000

REAL ESTATE-0.4%
Security Capital Group, Inc. Cl.B
  warrants, expiring 9/18/98 (b)                  1,726            9,061
Security Capital Industrial Trust (b)            37,090          922,614
                                                             ------------
                                                                 931,675

MISCELLANEOUS-2.8%
Household International, Inc.                    16,500        2,104,781
MBNA Corp.                                       75,000        2,048,438
PMI Group, Inc.                                  39,700        2,870,806
                                                             ------------
                                                               7,024,025
                                                             ------------
                                                              48,055,438

CONSUMER STAPLES-12.9%
COSMETICS-0.3%
Avon Products, Inc.                              12,400          761,050

FOOD-5.8%
Anheuser-Busch Cos., Inc.                        77,800        3,423,200
Campbell Soup Co.                               102,800        5,975,250
General Mills, Inc.                              27,500        1,969,687
Heinz (H.J.) Co.                                 27,500        1,397,344
Tyson Foods, Inc. Cl.A                           77,200        1,582,600
                                                             ------------
                                                              14,348,081

RETAIL - FOOD & DRUG-0.9%
Kroger Co. (b)                                   62,000        2,290,125

TOBACCO-5.9%
Philip Morris Cos., Inc.                        139,750        6,332,422
RJR Nabisco Holdings Corp.                      224,600        8,422,500
                                                             ------------
                                                              14,754,922
                                                             ------------
                                                              32,154,178

CONSUMER SERVICES-11.0%
AIRLINES-0.9%
Northwest Airlines Corp. Cl.A (b)                44,200        2,117,456

APPAREL-0.6%
Reebok International, Ltd.                       54,000        1,555,875

ENTERTAINMENT & LEISURE-1.8%
Eastman Kodak Co.                                23,600        1,435,175
Harley-Davidson, Inc.                            38,000        1,040,250
Walt Disney Co.                                  21,600        2,139,750
                                                             ------------
                                                               4,615,175

PRINTING & PUBLISHING-2.0%
Gannett Co., Inc.                                28,400        1,755,475
Reuters Holdings Plc Cl.B (ADR) (c)              48,000        3,180,000
                                                             ------------
                                                               4,935,475

RESTAURANTS & LODGING-0.7%
McDonald's Corp.                                 37,200        1,776,300

RETAIL - GENERAL MERCHANDISE-5.0%
Dayton Hudson Corp.                              34,300        2,315,250
Federated Department Stores, Inc. (b)            63,600        2,738,775
Home Depot, Inc.                                 64,500        3,797,438
Sears, Roebuck & Co.                             82,000        3,710,500
                                                             ------------
                                                              12,561,963
                                                             ------------
                                                              27,562,244

ENERGY-10.3%
DOMESTIC INTEGRATED-2.0%
USX-Marathon Group                              148,000        4,995,000

DOMESTIC PRODUCERS-2.5%
Apache Corp.                                     97,800        3,429,112
Enron Oil & Gas Co.                              44,500          942,844
Murphy Oil Corp.                                 18,000          975,375
Union Pacific Resources Group, Inc.              37,000          897,250
                                                             ------------
                                                               6,244,581


B-4


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
INTERNATIONAL-5.0%
Mobil Corp.                                      61,100      $ 4,410,656
Texaco, Inc.                                    150,600        8,188,875
                                                             ------------
                                                              12,599,531

OIL SERVICE-0.8%
Dresser Industries, Inc.                         47,600        1,996,225
                                                             ------------
                                                              25,835,337

HEALTH CARE-9.9%
BIOTECHNOLOGY-1.4%
Centocor, Inc. (b)                               74,900        2,499,788
Genzyme Corp. (b)                                36,000          996,750
                                                             ------------
                                                               3,496,538

DRUGS-5.4%
American Home Products Corp.                     73,700        5,638,050
Merck & Co., Inc.                                56,400        5,992,500
Schering-Plough Corp.                            28,900        1,795,412
                                                             ------------
                                                              13,425,962

MEDICAL PRODUCTS-1.7%
Baxter International, Inc.                       33,200        1,674,525
Becton, Dickinson & Co.                          38,700        1,935,000
Boston Scientific Corp. (b)                      16,700          766,112
                                                             ------------
                                                               4,375,637

MEDICAL SERVICES-1.4%
Columbia HCA/Healthcare Corp.                    28,300          838,388
PacifiCare Health Systems, Inc. Cl.B (b)         52,000        2,731,625
                                                             ------------
                                                               3,570,013
                                                             ------------
                                                              24,868,150

TECHNOLOGY-9.9%
COMMUNICATIONS EQUIPMENT-0.5%
DSC Communications Corp. (b)                     25,100          600,831
Scientific-Atlanta, Inc.                         41,000          686,750
                                                             ------------
                                                               1,287,581

COMPUTER HARDWARE-1.5%
COMPAQ Computer Corp.                            21,775        1,228,927
Hewlett-Packard Co.                              42,100        2,631,250
                                                             ------------
                                                               3,860,177

COMPUTER SERVICES-3.2%
Electronic Data Systems Corp.                    52,900        2,324,294
First Data Corp.                                191,000        5,586,750
                                                             ------------
                                                               7,911,044

NETWORKING SOFTWARE-2.5%
Cabletron Systems, Inc. (b)                      61,100          916,500
Cisco Systems, Inc. (b)                          95,250        5,316,141
                                                             ------------
                                                               6,232,641

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Applied Materials, Inc. (b)                      16,300          490,528

SEMI-CONDUCTOR COMPONENTS-1.4%
Atmel Corp. (b)                                 127,300        2,366,984
Micron Technology, Inc.                          19,000          494,000
National Semiconductor Corp. (b)                  7,600          197,125
Texas Instruments, Inc.                           7,600          342,000
                                                             ------------
                                                               3,400,109

MISCELLANEOUS-0.6%
Solectron Corp. (b)                              34,600        1,438,062
                                                             ------------
                                                              24,620,142

CAPITAL GOODS-7.1%
ELECTRICAL EQUIPMENT-1.7%
General Electric Co.                             56,800        4,167,700

ENGINEERING & CONSTRUCTION-0.5%
Fluor Corp.                                      33,000        1,233,375

MACHINERY-0.5%
Cooper Industries, Inc.                          27,000        1,323,000

POLLUTION CONTROL-2.3%
USA Waste Services, Inc. (b)                     82,600        3,242,050
Waste Management, Inc.                           97,200        2,673,000
                                                             ------------
                                                               5,915,050

MISCELLANEOUS-2.1%
Allied-Signal, Inc.                              59,400        2,312,887
United Technologies Corp.                        40,000        2,912,500
                                                             ------------
                                                               5,225,387
                                                             ------------
                                                              17,864,512

UTILITIES-7.1%
ELECTRIC & GAS UTILITY-2.9%
CMS Energy Corp.                                 43,000        1,894,687
FPL Group, Inc.                                  47,300        2,799,569
NIPSCO Industries, Inc.                          33,500        1,656,156
Pinnacle West Capital Corp.                      19,000          805,125
                                                             ------------
                                                               7,155,537

TELEPHONE UTILITY-4.2%
AT&T Corp.                                       42,200        2,584,750
MCI Communications Corp.                         61,400        2,630,606
Teleport Communications Group, Inc. Cl.A (b)     58,000        3,186,375
WorldCom, Inc. (b)                               71,600        2,168,138
                                                             ------------
                                                              10,569,869
                                                             ------------
                                                              17,725,406


B-5


GROWTH AND INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-3.2%
CHEMICALS-2.7%
Du Pont E.I. de Nemours & Co.                    75,300     $  4,522,706
Praxair, Inc.                                    48,000        2,160,000
                                                            -------------
                                                               6,682,706

CONTAINERS-0.5%
Sealed Air Corp. (b)                             23,000        1,420,250
                                                            -------------
                                                               8,102,956

MULTI INDUSTRY COMPANIES-2.9%
Tyco International, Ltd.                        109,200        4,920,825
U.S. Industries, Inc.                            27,100          816,388
Whitman Corp.                                    55,000        1,433,437
                                                            -------------
                                                               7,170,650

TRANSPORTATION-1.2%
RAILROADS-1.2%
Canadian Pacific, Ltd. (d)                       42,000        1,144,500
Union Pacific Corp.                              28,200        1,760,738
                                                             ------------
                                                               2,905,238

CONSUMER MANUFACTURING-1.1%
APPLIANCES-1.1%
Sunbeam Corp.                                    66,000        2,780,250


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
AEROSPACE & DEFENSE-0.8%
AEROSPACE-0.8%
General Dynamics Corp.                           23,000     $  1,988,063
Total Common Stocks & Other Investments
  (cost $213,266,293)                                        241,632,564

SHORT-TERM INVESTMENTS-3.1%
COMMERCIAL PAPER-3.0%
American Express Co.
  6.25%, 1/02/98                                 $2,100        2,099,635
Ford Motor Credit Corp.
  5.91%, 1/06/98                                  3,800        3,796,881
Prudential Funding Corp.
  5.80%, 1/05/98                                  1,600        1,598,969
                                                            -------------
                                                               7,495,485

TIME DEPOSIT-0.1%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                    200          200,000
Total Short-Term Investments
(amortized cost $7,695,485)                                    7,695,485

TOTAL INVESTMENTS-99.7%
  (cost $220,961,778)                                        249,328,049
Other assets less liabilities-0.3%                               873,546

NET ASSETS-100%                                             $250,201,595


(a)  Exchangeable for PMI Group, Inc. common stock.

(b)  Non-income producing security.

(c)  Country of origin--United Kingdom.

(d)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-6


SHORT-TERM MULTI-MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-2.9%
GOVERNMENT OBLIGATION-2.9%
Government of Australia
  7.00%, 4/15/00 (a)                      AU$       275      $   185,483

DENMARK-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Denmark
  9.00%, 11/15/98 (a)                     DKK     2,200          333,504

FRANCE-4.1%
GOVERNMENT OBLIGATION-4.1%
Government of France
  7.75%, 4/12/00 (a)                      FRF     1,500          267,425

GERMANY-21.2%
DEBT OBLIGATIONS-12.3%
Bayerische Landesbank
  5.25%, 1/29/99 (a)                      US$       300          297,563
Bremer Landesbank
Kreditanstalt Oldenburg
  6.375%, 12/29/99 (a)                              500          502,187
                                                             ------------
                                                                 799,750

GOVERNMENT OBLIGATION-8.9%
Government of Germany
  5.75%, 8/22/00 (a)                      DEM     1,000          574,446
                                                             ------------
                                                               1,374,196

ITALY-8.9%
GOVERNMENT OBLIGATION-8.9%
Republic of Italy
  6.00%, 2/15/00 (a)                      ITL 1,000,000          579,141

NEW ZEALAND-6.8%
DEBT OBLIGATION-3.5%
International Bank for Reconstruction
  & Development
  7.00%, 9/18/00 (a)                      NZ$       400          226,686

GOVERNMENT OBLIGATION-3.3%
Government of New Zealand
  6.50%, 2/15/00 (a)                                380          215,903
                                                             ------------
                                                                 442,589

NORWAY-4.4%
GOVERNMENT OBLIGATION-4.4%
Kingdom of Norway
  9.00%, 1/31/99 (a)                      NOK     2,000          283,463

POLAND-4.1%
GOVERNMENT/AGENCY OBLIGATION-4.1%
Government of Poland Treasury Bill
  23.05%, 9/30/98 (b)                     PLN     1,100          266,646

SPAIN-5.1%
GOVERNMENT OBLIGATION-5.1%
Kingdom of Spain
  6.75%, 4/15/00 (a)                      ESP    48,000          329,510

SWEDEN-6.4%
GOVERNMENT OBLIGATION-6.4%
Kingdom of Sweden
  10.25%, 5/05/00 (a)                     SEK     3,000          417,368

UNITED STATES-22.9%
DEBT OBLIGATIONS-13.9%
Bank Nederlandse Gemeenten NV
  5.875%, 4/19/99 (a)                     US$       300          299,250
Rabobank Nederland
  6.25%, 12/31/99 (a)                               300          300,750
Suedwest Deutsche Landesbank
  5.75%, 12/20/99 (a)                               300          298,312
                                                             ------------
                                                                 898,312

GOVERNMENT/AGENCY OBLIGATIONS-9.0%
FNMA Global
  7.00%, 9/26/00 (a)                      NZ$       500          283,067
U.S. Treasury Note
  5.875%, 8/31/99                         US$       300          300,936
                                                             ------------
                                                                 584,003
                                                             ------------
                                                               1,482,315

TOTAL INVESTMENTS-91.9%
  (cost $6,242,555)                                            5,961,640
Other assets less liabilities-8.1%                               527,792

NET ASSETS-100%                                              $ 6,489,432


(a) Securities, or portion thereof, with an aggregate market value of $5,394,058 have been segregated to collateralize forward exchange currency contracts.

(b)  Interest rate represents yield to maturity at purchase date.

     See Notes to Financial Statements.


B-7


U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT/AGENCY OBLIGATIONS-60.9%
U.S. TREASURY SECURITIES-50.2%
U.S. Treasury Bonds
  6.125%, 11/15/27                               $1,000      $ 1,027,660
  6.375%, 8/15/27                                   500          527,345
  6.625%, 2/15/27                                    25           27,141
U.S. Treasury Notes
  5.00%, 1/31/98                                  3,900        3,897,543
  6.25%, 2/15/07                                  2,750        2,837,642
  7.00%, 7/15/06                                  4,900        5,288,913
  7.125%, 9/30/99                                 4,480        4,586,400
                                                             ------------
                                                              18,192,644

FEDERAL AGENCIES-10.7%
AID - Israel
  8.00%, 11/15/01                                   200          214,334
Federal National Mortgage Association
  7.00%, 4/01/26                                  1,572        1,586,970
Government National Mortgage Association
  7.00%, 7/15/23                                     74           75,090
Overseas Private Investment Corp.
  6.08%, 8/15/04                                    980          981,049
Student Loan Marketing Association
  6.05%, 9/14/00                                  1,000        1,005,310
                                                             ------------
                                                               3,862,753

Total U.S. Government/Agency Obligations
  (cost $21,644,878)                                          22,055,397

CORPORATE DEBT OBLIGATIONS-18.7%
ASSET BACKED-2.7%
Chemical Master Credit Card Trust I
  5.98%, 9/15/08                                  1,000          981,250

FINANCE-8.8%
First Union Capital
  8.04%, 12/01/26 (a)                             1,000        1,068,272
Ford Motor Credit Co.
  6.125%, 1/09/06                                   500          489,026


                                               SHARES OR
                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
Goldman Sachs Group LP
  7.25%, 10/01/05 (a)                            $  500      $   518,759
John Hancock Mutual Life Insurance Co.
  7.375%, 2/15/24 (a)                             1,000        1,049,190
Wachovia Corp.
  6.375%, 4/15/03                                    75           75,546
                                                             ------------
                                                               3,200,793

INDUSTRIAL-1.5%
International Business Machines Corp.
  7.125%, 12/01/96                                  500          522,549

YANKEE BONDS-5.7%
Banco Santiago
  7.00%, 7/18/07                                  1,000        1,004,788
Bridas Corp.
  12.50%, 11/15/99                                  500          537,500
St. George Bank, Ltd.
  7.15%, 10/15/05 (a)                               500          515,110
                                                             ------------
                                                               2,057,398

Total Corporate Debt Obligations
(cost $6,512,957)                                              6,761,990

SOVEREIGN DEBT OBLIGATION-1.3%
POLAND-1.3%
Republic of Poland FRN
  6.6875%, 10/27/24
  (cost $490,507)                                   500          485,625

PREFERRED STOCK-0.2%
FINANCE-0.2%
Banesto Holdings, Ltd.
  10.50% c.v. Series A (a)
  (cost $49,725)                                  1,800           56,700

SHORT-TERM INVESTMENT-17.5%
TIME DEPOSIT-17.5%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $6,318,000)                               6,318        6,318,000

TOTAL INVESTMENTS-98.6%
  (cost $35,016,067)                                          35,677,712
Other assets less liabilities-1.4%                               520,066

NET ASSETS-100%                                              $36,197,778


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $3,208,031 or 8.9% of net assets.


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-8


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-59.1%
FINANCE-11.6%
BANKING - MONEY CENTER-3.1%
Chase Manhattan Corp.                             8,200      $   897,900
Citicorp                                          3,400          429,888
                                                             ------------
                                                               1,327,788

BANKING - REGIONAL-2.3%
Banc One Corp.                                    2,200          119,487
First Union Corp.                                12,300          630,375
NationsBank Corp.                                 3,900          237,169
                                                             ------------
                                                                 987,031

BROKERAGE & MONEY MANAGEMENT-1.7%
Morgan Stanley, Dean Witter,
Discover and Co.                                 12,410          733,741

INSURANCE-2.7%
General Reinsurance Corp.                         1,800          381,600
Hartford Life, Inc. Cl.A                          3,200          145,000
PennCorp Financial Group, Inc.                    5,100          182,006
The Hartford Financial Services Group, Inc.       3,200          299,400
Travelers Group, Inc.                             2,700          145,463
                                                             ------------
                                                               1,153,469

REAL ESTATE-0.0%
Security Capital Group, Inc.
  warrants, expiring 9/18/98 (a)                    223            1,171

MISCELLANEOUS-1.8%
Household International, Inc.                     1,700          216,856
MBNA Corp.                                        9,300          254,006
PMI Group, Inc.                                   4,300          310,944
                                                             ------------
                                                                 781,806
                                                             ------------
                                                               4,985,006

CONSUMER STAPLES-8.0%
COSMETICS-0.2%
Avon Products, Inc.                               1,300           79,788

FOOD-3.5%
Anheuser-Busch Cos., Inc.                         8,100          356,400
Campbell Soup Co.                                11,000          639,375
General Mills, Inc.                               2,900          207,712
Heinz (H.J.) Co.                                  2,800          142,275
Tyson Foods, Inc. Cl. A                           8,200          168,100
                                                             ------------
                                                               1,513,862

RETAIL-FOOD & DRUG-0.5%
Kroger Co. (a)                                    5,500          203,156

TOBACCO-3.8%
Philip Morris Cos., Inc.                         16,400          743,125
RJR Nabisco Holdings Corp.                       23,300          873,750
                                                             ------------
                                                               1,616,875
                                                             ------------
                                                               3,413,681

CONSUMER SERVICES-6.7%
AIRLINES-0.5%
Northwest Airlines Corp. Cl.A (a)                 4,700         $225,159

APPAREL-0.3%
Reebok International, Ltd.                        4,900          141,181

ENTERTAINMENT & LEISURE-1.2%
Eastman Kodak Co.                                 2,400          145,950
Harley-Davidson, Inc.                             4,600          125,925
Walt Disney Co.                                   2,300          227,844
                                                             ------------
                                                                 499,719

PRINTING & PUBLISHING-1.3%
Gannett Co., Inc.                                 3,000          185,438
Reuters Holdings Plc Cl.B (ADR) (b)               5,700          377,625
                                                             ------------
                                                                 563,063

RESTAURANTS & LODGING-0.5%
McDonald's Corp.                                  4,000          191,000

RETAIL - GENERAL MERCHANDISE-2.9%
Dayton Hudson Corp.                               3,600          243,000
Federated Department Stores, Inc. (a)             6,700          288,519
Home Depot, Inc.                                  7,500          441,562
Sears, Roebuck & Co.                              6,400          289,600
                                                             ------------
                                                               1,262,681
                                                             ------------
                                                               2,882,803

ENERGY-6.5%
DOMESTIC INTEGRATED-1.2%
USX-Marathon Group                               15,300          516,375

DOMESTIC PRODUCERS-1.6%
Apache Corp.                                     10,400          364,650
Enron Oil & Gas Co.                               4,600           97,463
Murphy Oil Corp.                                  2,100          113,794
Union Pacific Resources Group, Inc.               4,000           97,000
                                                             ------------
                                                                 672,907

INTERNATIONAL-3.2%
Mobil Corp.                                       7,000          505,313
Texaco, Inc.                                     16,100          875,437
                                                             ------------
                                                               1,380,750

OIL SERVICE-0.5%
Dresser Industries, Inc.                          5,100          213,881
                                                             ------------
                                                               2,783,913


B-9


TOTAL RETURN PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
HEALTH CARE-6.2%
BIOTECHNOLOGY-0.8%
Centocor, Inc. (a)                                8,000      $   267,000
Genzyme Corp. (a)                                 3,200           88,600
                                                             ------------
                                                                 355,600

DRUGS-3.4%
American Home Products Corp.                      7,900          604,350
Merck & Co., Inc.                                 6,000          637,500
Schering-Plough Corp.                             3,100          192,587
                                                             ------------
                                                               1,434,437

MEDICAL PRODUCTS-1.1%
Baxter International, Inc.                        3,500          176,531
Becton, Dickinson & Co.                           4,000          200,000
Boston Scientific Corp. (a)                       1,900           87,163
                                                             ------------
                                                                 463,694

MEDICAL SERVICES-0.9%
Columbia HCA/Healthcare Corp.                     3,450          102,206
PacifiCare Health Systems, Inc. Cl.B (a)          5,400          283,669
                                                             ------------
                                                                 385,875
                                                             ------------
                                                               2,639,606

TECHNOLOGY-5.9%
COMMUNICATIONS EQUIPMENT-0.3%
DSC Communications Corp. (a)                      2,600           62,238
Scientific-Atlanta, Inc.                          4,500           75,375
                                                             ------------
                                                                 137,613

COMPUTER HARDWARE-1.0%
COMPAQ Computer Corp.                             2,400          135,450
Hewlett-Packard Co.                               4,500          281,250
                                                             ------------
                                                                 416,700

COMPUTER SERVICES-1.9%
Electronic Data Systems Corp.                     5,500          241,656
First Data Corp.                                 19,800          579,150
                                                             ------------
                                                                 820,806

NETWORKING SOFTWARE-1.4%
Cabletron Systems, Inc. (a)                       3,300           49,500
Cisco Systems, Inc. (a)                           9,900          552,544
                                                             ------------
                                                                 602,044

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.1%
Applied Materials, Inc. (a)                       1,700           51,159

SEMI-CONDUCTOR COMPONENTS-0.8%
Atmel Corp. (a)                                  13,100          243,578
Micron Technology, Inc.                           2,000           52,000
National Semiconductor Corp. (a)                    800           20,750
Texas Instruments, Inc.                             800           36,000
                                                             ------------
                                                                 352,328

MISCELLANEOUS-0.4%
Solectron Corp. (a)                               3,800          157,937
                                                             ------------
                                                               2,538,587

CAPITAL GOODS-4.4%
ELECTRICAL EQUIPMENT-1.0%
General Electric Co.                              5,600          410,900

ENGINEERING & CONSTRUCTION-0.3%
Fluor Corp.                                       3,900          145,763

MACHINERY-0.3%
Cooper Industries, Inc.                           2,200          107,800

POLLUTION CONTROL-1.4%
USA Waste Services, Inc. (a)                      8,600          337,550
Waste Management, Inc.                           10,000          275,000
                                                             ------------
                                                                 612,550

MISCELLANEOUS-1.4%
Allied-Signal, Inc.                               6,800          264,775
United Technologies Corp.                         4,600          334,937
                                                             ------------
                                                                 599,712
                                                             ------------
                                                               1,876,725

UTILITIES-4.2%
ELECTRIC & GAS UTILITY-1.6%
CMS Energy Corp.                                  6,100          268,781
FPL Group, Inc.                                   5,200          307,775
NIPSCO Industries, Inc.                           2,300          113,706
                                                             ------------
                                                                 690,262

TELEPHONE UTILITY-2.6%
AT&T Corp.                                        5,300          324,625
MCI Communications Corp.                          6,400          274,200
Teleport Communications Group, Inc. Cl.A (a)      5,200          285,675
WorldCom, Inc. (a)                                7,700          233,166
                                                             ------------
                                                               1,117,666
                                                             ------------
                                                               1,807,928

MULTI INDUSTRY COMPANIES-1.9%
Tyco International, Ltd.                         13,200          594,825
U.S. Industries, Inc.                             2,900           87,363
Whitman Corp.                                     5,700          148,556
                                                             ------------
                                                                 830,744


B-10


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
BASIC INDUSTRY-1.9%
CHEMICALS-1.7%
Du Pont E.I. de Nemours & Co.                     8,100      $   486,506
Praxair, Inc.                                     5,500          247,500
                                                             ------------
                                                                 734,006

CONTAINERS-0.2%
Sealed Air Corp. (a)                              1,000           61,750
                                                             ------------
                                                                 795,756

CONSUMER MANUFACTURING-0.7%
APPLIANCES-0.7%
Sunbeam Corp.                                     7,000          294,875

TRANSPORTATION-0.6%
RAILROADS-0.6%
Canadian Pacific, Ltd. (c)                        2,900           79,025
Union Pacific Corp.                               3,000          187,313
                                                             ------------
                                                                 266,338

AEROSPACE & DEFENSE-0.5%
AEROSPACE-0.5%
General Dynamics Corp.                            2,700          233,381
Total Common Stocks & Other Investments
  (cost $22,156,332)                                          25,349,343


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS-35.5%
U.S. Treasury Notes
  4.75%, 8/31/98                                 $2,317      $ 2,303,955
  6.50%, 10/15/06                                 8,900        9,318,567
  7.25%, 8/15/04                                  3,355        3,626,017
Total U.S. Government Obligations
  (cost $14,932,471)                                          15,248,539

SHORT-TERM INVESTMENT-4.7%
TIME DEPOSIT-4.7%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $2,028,000)                     2,028        2,028,000

TOTAL INVESTMENTS-99.3%
  (cost $39,116,803)                                          42,625,882
Other assets less liabilities-0.7%                               294,087

NET ASSETS-100%                                              $42,919,969


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom.

(c)  Country of origin--Canada.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-11


INTERNATIONAL PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-92.1%
ARGENTINA-0.6%
Telecom Argentina, SA (ADR)                      10,000      $   357,500

AUSTRALIA-1.0%
Coca Cola Amatil, Ltd.                           27,171          203,048
Normandy Mining, Ltd.                           193,108          187,528
Qantas Airways, Ltd.                             14,362           25,423
Woolworths, Ltd.                                 50,963          170,394
                                                             ------------
                                                                 586,393

BELGIUM-0.5%
Barco NV                                          1,790          328,520
BRAZIL-0.6%
Dixie Toga, SA pfd.                              11,800            6,027
Telecomunicacoes Brasileiras SA (ADR)             3,000          349,312
                                                             ------------
                                                                 355,339

DENMARK-1.2%
Sophus Berendsen AS Cl.B                          4,384          722,999

FINLAND-5.1%
Enso OY                                          32,000          247,737
Nokia AB OY Corp. Series A pfd.                  28,700        2,037,608
Orion-Yhtymae OY Series B                        31,626          835,477
                                                             ------------
                                                               3,120,822

FRANCE-9.6%
Banque Nationale de Paris                        14,757          784,376
Sanofi, SA                                       15,250        1,697,682
SGS-Thomson Microelectronics (a)                  4,200          259,948
Societe Generale                                  8,403        1,144,880
Societe Nacionale Elf Aquitaine, SA (b)           6,811          792,174
Total, SA (ADR)                                   1,270           70,485
Total, SA Cl.B                                   10,154        1,105,071
                                                             ------------
                                                               5,854,616

GERMANY-3.7%
Adidas AG                                         5,530          727,312
Merck KG                                         11,754          382,228
ProSieben Media AG pfd. (a)                      24,547        1,146,195
                                                             ------------
                                                               2,255,735

HONG KONG-8.5%
Cheung Kong Holdings, Ltd.                       88,400          578,952
Citic Pacific, Ltd.                              41,000          162,963
Dickson Concepts International, Ltd.             63,000           91,870
Guangshen Railway Co., Ltd. (ADR) (a)             6,700           90,031
Henderson Land Development Co., Ltd.            117,000          551,103
HSBC Holdings Plc.                               51,000        1,257,066
Hutchison Whampoa, Ltd.                         177,000        1,110,105
Hysan Development Co., Ltd
  warrants, expiring 4/30/98 (a)                    500                3
Sun Hung Kai Properties, Ltd.                   167,000        1,163,763
Television Broadcasting, Ltd.                    51,000          145,451
                                                             ------------
                                                               5,151,307

INDIA-0.3%
Industrial Credit & Investment Corp.              2,000           25,200
Industrial Credit & Investment Corp. (GDR) (c)    5,000           63,000
State Bank of India (GDR) (c)                     2,400           42,600
Videsh Sanchar Nigam, Ltd. (GDR) (c)              1,900           26,030
                                                             ------------
                                                                 156,830

INDONESIA-0.2%
PT Indosat (ADR)                                 56,000          103,855

ITALY-3.6%
Credito Italiano                                448,350        1,382,561
Telecom Italia SpA                              126,778          809,831
                                                             ------------
                                                               2,192,392

JAPAN-20.5%
Advantest Corp.                                  14,200          804,779
Bank of Tokyo-Mitsubishi                         48,200          664,471
Bridgestone Corp.                                30,000          650,226
Canon, Inc.                                      30,000          698,476
Dai Nippon Printing Co., Ltd.                     7,000          131,347
Daito Trust Construction Co., Ltd.               69,600          424,839
Fuji Photo Film Co.                               3,000          114,881
Fujitsu, Ltd.                                    55,000          589,722
Honda Motor Co.                                  27,000          990,503
Hoya Corp.                                       12,000          376,809
Japan Tobacco, Inc.                                  71          503,531
Kokuyo                                            6,000          103,393
Nintendo Co., Ltd.                                9,900          970,514
Rohm Co., Ltd.                                    8,000          814,888
Santen Pharmaceutical Co., Ltd.                  24,100          276,863
Shimano, Inc.                                    11,000          202,190
Shiseido Co., Ltd.                               20,000          272,651
Sony Corp.                                       10,000          888,412
Sumitomo Electric Industries                     22,000          299,916
Sumitomo Realty & Development Co., Ltd.          47,000          269,970
Takeda Chemical Industries                        3,000           85,471
TDK Corp.                                        11,000          828,981
Tokai Bank                                      156,000          726,415
Yamanouchi Pharmaceutical Co., Ltd.              35,000          750,555
                                                             ------------
                                                              12,439,803


B-12


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
MEXICO-1.2%
Fomento Ecomo, SA                                52,000      $   415,588
Pan American Beverage, Inc. Cl.A                 10,000          326,250
                                                             ------------
                                                                 741,838

NETHERLANDS-6.6%
AKZO Nobel NV                                     9,320        1,606,920
ING Groep NV                                     27,700        1,166,661
KLM Royal Dutch Air NV                           32,670        1,208,419
                                                             ------------
                                                               3,982,000

PHILIPPINES-0.1%
Manila Electric Co. Cl.B                         21,359           70,669

RUSSIA-0.3%
Lukoil Holding (ADR)                              2,190          199,290

SINGAPORE-0.3%
Singapore Press Holdings, Ltd.                   16,000          200,297

SOUTH KOREA-0.3%
SK Telecom Co., Ltd. (ADR)                       25,061          162,903

SWEDEN-3.8%
Abb AB                                           62,333          737,957
Ericsson (L.M.) Telecom Series B                 20,748          780,019
Sparbanken Sverige AB Series A                   34,100          775,205
                                                             ------------
                                                               2,293,181


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWITZERLAND-11.9%
Ciba Specialty Chemicals AG (a)                  16,986      $ 2,022,696
Nestle, SA                                        1,264        1,893,578
Novartis AG (ADR) (a)                             1,131        1,834,431
Sair Group                                          452          618,669
Zurich Versicherungs-Gesellschaft                 1,848          880,241
                                                             ------------
                                                               7,249,615

UNITED KINGDOM-12.2%
Bass Plc.                                        41,260          641,805
BPB Plc.                                        145,100          810,311
Compass Group Plc.                               89,500        1,101,058
Diageo Plc.                                     137,620        1,259,048
Guardian Royal Exchange Plc.                    158,912          863,300
Ladbroke Group Plc .                            362,608        1,572,341
Tomkins Plc.                                     82,310          389,359
United Assurance Group Plc.                      87,515          754,653
                                                             ------------
                                                               7,391,875

Total Common Stocks & Other Investments
  (cost $55,073,226)                                          55,917,779

SHORT-TERM INVESTMENT-5.9%
TIME DEPOSIT-5.9%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $3,583,000)                    $3,583        3,583,000

TOTAL INVESTMENTS-98.0%
  (cost $58,656,226)                                          59,500,779
Other assets less liabilities-2.0%                             1,209,619

NET ASSETS-100%                                              $60,710,398


(a)  Non-income producing security.

(b) Securities, or portion thereof, with an aggregate market value of $639,694 have been segregated to collateralize forward exchange currency contracts.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $131,630 or
 .22% of net assets.


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-13


MONEY MARKET PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
COMMERCIAL PAPER-57.3%
Associates Corp. of North America
  5.74%, 3/16/98                                 $3,000      $ 2,964,603
Bank of New York
  5.72%, 2/11/98                                  3,000        2,980,457
Cregem North America, Inc.
  5.56%, 2/23/98                                  1,500        1,487,722
General Electric Capital Corp.
  5.59%, 2/25/98                                  2,600        2,577,795
General Re Corp.
  5.88%, 2/27/98                                  3,000        2,972,070
Glencore Finance, Ltd.
  5.58%, 2/04/98                                  2,600        2,586,298
IMI Funding Corp. (USA)
  5.55%, 2/17/98                                  2,000        1,985,508
JES Developments, Inc.
  6.00%, 2/02/98 (a)                              3,000        2,984,000
Koch Industries, Inc.
  6.75%, 1/02/98 (a)                              2,800        2,799,475
Merrill Lynch & Co., Inc.
  5.74%, 3/17/98                                  2,000        1,976,083
Morgan Stanley Group, Inc.
  5.75%, 2/25/98                                  3,000        2,973,646
Motorola Credit Corp.
  5.70%, 3/10/98                                  3,000        2,967,700
National City Corp.
  5.85%, 2/13/98                                  3,000        2,979,038
National Rural Cooperative Finance
  5.70%, 3/19/98                                  1,555        1,536,042
Texaco, Inc.
  5.75%, 3/12/98                                  3,000        2,966,458
Total Commercial Paper
  (amortized cost $38,736,895)                                38,736,895

U.S. GOVERNMENT AND AGENCY OBLIGATIONS-25.8%
Federal Home Loan Mortgage Corp.
  5.60%, 3/06/98                                  3,000        2,970,133
  5.63%, 3/09/98                                  2,000        1,979,044
  5.65%, 2/19/98                                  2,000        1,984,619
Federal National Mortgage Assn.
  5.57%, 4/13/98                                  2,077        2,044,222
  5.60%, 3/20/98                                  1,500        1,481,800
  5.63%, 3/13/98                                  2,000        1,977,793
  5.65%, 2/18/98                                  3,000        2,977,400
  5.74%, 1/27/98                                  2,000        1,991,709
Total U.S. Government and Agency Obligations
  (amortized cost $17,406,720)                                17,406,720

BANK OBLIGATIONS-7.4%
Bankers Trust FRN
  6.06%, 2/17/98                                  2,000        2,000,000
Fifth Third Bank
  5.85%, 1/15/98                                  3,000        2,999,810
Total Bank Obligations
  (amortized cost $4,999,810)                                  4,999,810

PROMISSORY NOTE-4.4%
Goldman Sachs Group LP
  5.875%, 5/27/98
  (amortized cost $3,000,000)                     3,000        3,000,000

CERTIFICATE OF DEPOSIT-4.4%
Morgan Guarantee Trust Co.
  5.74%, 3/04/98
  (amortized cost $2,999,496)                     3,000        2,999,496

TOTAL INVESTMENTS-99.3%
  (cost $67,142,921)                                          67,142,921
Other assets less liabilities-0.7%                               440,900

NET ASSETS-100%                                              $67,583,821


(a) Securities issued in reliance on Section (4) 2 or Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been determined by the Adviser to be liquid pursuant to procedures adopted by the Trustees. At December 31, 1997, the aggregate market value of these securities amounted to $5,783,475 or 8.6% of net assets.

     See Notes to Financial Statements.


B-14


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-74.9%
NON-COLLATERALIZED BRADY BONDS-32.0%
BRAZIL-13.2%
Republic of Brazil C Bonds
  4.50%, 4/15/14 (a)                             $1,596      $ 1,257,137
Republic of Brazil FRN
  6.75%, 4/15/12                                  1,020          775,200
                                                            -------------
                                                               2,032,337

BULGARIA-3.2%
Republic of Bulgaria FLIRB
  2.25%, 7/28/12 (b)                                800          488,000

PERU-4.0%
Republic of Peru FLIRB
  3.25%, 3/07/17 (b) (c)                            500          296,250
Republic of Peru PDI
  4.00%, 3/07/17 (c)                                500          328,750
                                                            -------------
                                                                 625,000

POLAND-3.4%
Republic of Poland PDI
  4.00%, 10/27/14 (b)                               600          519,750

VENEZUELA-8.2%
Republic of Venezuela
  9.25%, 9/15/27                                    946          850,690
Republic of Venezuela FLIRB FRN
  6.75%, 3/31/07                                    452          407,142
                                                            -------------
                                                               1,257,832

Total Non-Collateralized Brady Bonds
  (cost $4,883,507)                                            4,922,919

OTHER SOVEREIGN DEBT-25.8%
ARGENTINA-6.1%
Province of Tucuman
  9.45%, 8/01/04 (c)                                964          944,999

MEXICO-8.2%
United Mexican States
  9.875%, 1/15/07                                 1,200        1,254,000

PANAMA-0.5%
Republic of Panama IRB
  3.75%, 7/17/14 (b) (c)                            100           76,250

RUSSIA-7.8%
Russian IAN FRN
  6.7188%, 12/02/15 (c)                             637          452,568
Russian Principal Loans
  2.6875%, 12/15/20 (b)                           1,200          745,500
                                                            -------------
                                                               1,198,068

TRINIDAD & TOBAGO-0.4%
Republic of Trinidad & Tobago
  11.75%, 10/03/04                                   50           60,150

VENEZUELA-2.8%
Republic of Venezuela
  6.8125%, 12/18/07                                 476          427,381
Total Other Sovereign Debt
  (cost $3,973,220)                                            3,960,848

COLLATERALIZED BRADY BONDS-17.1%
ARGENTINA-4.5%
Republic of Argentina Euro Par Bonds FRN
  5.50%, 3/31/23                                    710          522,290
Republic of Argentina FRN
  6.6875%, 3/31/05                                  192          172,080
                                                            -------------
                                                                 694,370

ECUADOR-4.3%
Republic of Ecuador Discount Bonds, FRN
  6.6875%, 2/28/25                                  880          664,400

JORDAN-4.5%
Republic of Jordan
  5.00%, 12/23/23                                 1,000          690,000

PANAMA-3.8%
Republic of Panama PDI FRN
  4.00%, 7/17/16 (c)                                719          584,177
Total Collateralized Brady Bonds
  (cost $2,643,200)                                            2,632,947
Total Sovereign Debt Obligations
  (cost $11,499,927)                                          11,516,714

CORPORATE DEBT OBLIGATIONS-22.2%
INDUSTRIAL-2.0%
Impsat Corp.
  12.125%, 7/15/03                                  300          303,000
TELEPHONE-1.7%
Interamericas Communications
  14.00%, 10/27/07 (c) (d)                          100          100,250
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (c) (e)                           150          162,750
                                                            -------------
                                                                 263,000

TRANSPORTATION-1.0%
Navigator Gas Transport Plc
  10.50%, 6/30/07 (c)                               150          159,750


B-15


GLOBAL DOLLAR GOVERNMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
YANKEE BONDS-17.5%
Banco Nacional
  11.25%, 5/30/06 (c)                              $400      $   444,000
Cantv Finance Ltd.
  9.25%, 2/01/04                                    500          500,000
Conecel
  14.00%, 5/01/02 (c)                               400          408,052
  14.00%, 5/01/02                                   250          255,032
Innova S de R.L.
  12.875%, 4/01/07 (c)                              500          506,250
Russian Ministry of Finance
  10.00%, 6/26/07 (c)                               600          556,950
Transportacion Maritima Mexicana SA
  9.25%, 5/15/03                                     12           11,850
                                                             ------------
                                                               2,682,134

Total Corporate Debt Obligations
  (cost $3,497,156)                                            3,407,884

SHORT-TERM INVESTMENT-2.0%
TIME DEPOSIT-2.0%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $315,000)                                  $315      $   315,000

TOTAL INVESTMENTS-99.1%
  (cost $15,312,083)                                          15,239,598
Other assets less liabilities-0.9%                               138,846

NET ASSETS-100%                                              $15,378,444


(a)  Coupon consists of 4.5% cash payment and 3.5% paid in kind.

(b) Coupon will increase periodically based upon a predetermined schedule. Stated interest rate in effect at December 31, 1997.

(c) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $5,020,996 or 32.6% of net assets.

(d)  Security trades with warrants expiring in October 2007.

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-16


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
ARGENTINA-13.6%
GOVERNMENT OBLIGATIONS-13.6%
Republic of Argentina
  Pensioner-Bocon Pre I FRN
  3.241%, 4/01/01                         ARS       281      $   246,222
  Pensioner-Bocon Pre III FRN
  2.43%, 9/01/02                                     62           49,389
  Supplier-Bocon Pro I FRN
  3.19%, 4/01/07                                  5,518        3,846,029
                                                             ------------
                                                               4,141,640

CANADA-7.3%
GOVERNMENT/AGENCY OBLIGATIONS-7.3%
Government of Canada
  6.50%, 6/01/04                          CA$       850          625,915
Province of British Columbia
  8.00%, 9/08/23                                    400          345,096
Province of Manitoba
  7.75%, 12/22/25                                   450          381,353
Province of Ontario
  8.25%, 12/01/05                                   275          222,456
Province of Quebec
  7.75%, 3/30/06                                    325          253,691
Province of Saskatchewan
  9.60%, 2/04/22                                    400          396,375
                                                             ------------
                                                               2,224,886

MEXICO-19.0%
GOVERNMENT/AGENCY OBLIGATIONS-19.0%
Mexican Treasury Bills (a)
  19.99%, 7/02/98                         MXP     7,369          829,946
  21.38%, 8/27/98                                 5,120          561,033
  22.85%, 6/04/98                                17,729        2,026,237
  23.16%, 5/07/98                                 6,097          706,686
  23.86%, 4/02/98                                13,687        1,615,234
  25.00%, 12/17/98                                  696           72,484
                                                             ------------
                                                               5,811,620

UNITED STATES-59.8%
FEDERAL AGENCY-25.6%
Federal Home Loan Bank
  7.26%, 9/06/01 (b)                      US$       200          208,718
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98                                  3,500        3,499,417
  6.13%, 8/19/99 (b)                                150          150,774
Federal National Mortgage Association
  5.05%, 11/10/98 (b)                               305          303,094
  5.70%, 1/05/98                                  3,500        3,497,783
Government National Mortgage Association
  9.00%, 9/15/24                                    137          146,661
                                                             ------------
                                                               7,806,447

U.S. TREASURY SECURITIES-23.0%
U.S. Treasury Notes (b)
  6.25%, 10/31/01                                 1,300        1,322,139
  6.50%, 4/30/99                                     85           85,916
  7.00%, 7/15/06                                  2,400        2,590,488
  7.125%, 9/30/99                                   320          327,600
  7.25%, 8/15/04                                  2,500        2,701,950
                                                             ------------
                                                               7,028,093

TIME DEPOSIT-11.2%
State Street Bank and Trust Co.
  5.25%, 1/02/98                                  3,398        3,398,000
                                                             ------------
                                                              18,232,540

TOTAL INVESTMENTS-99.7%
  (cost $29,501,391)                                          30,410,686
Other assets less liabilities-0.3%               95,815

NET ASSETS-100%                                              $30,506,501


(a)  Interest rate represents annualized yield to maturity at purchase date.

(b) Securities, or portion thereof, with an aggregate market value of $7,690,679 have been segregated to collateralize forward exchange currency contracts .


     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-17


UTILITY INCOME PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-92.0%
UNITED STATES INVESTMENTS-81.6%
UTILITIES-61.1%
ELECTRIC & GAS UTILITY-38.9%
AGL Resources, Inc.                               6,100      $   124,669
Allegheny Power, Inc.                            23,500          763,750
American Electric Power, Inc.                    16,900          872,462
CINergy Corp.                                    22,100          846,706
CMS Energy Corp.                                 18,400          810,750
DPL, Inc.                                        14,000          402,500
Edison International                             22,000          598,125
FPL Group, Inc.                                  15,600          923,325
KeySpan Energy Corp.                              4,600          169,338
MCN Corp.                                         4,600          185,725
New Jersey Resources Corp.                        4,400          176,275
NIPSCO Industries, Inc.                          18,200          899,762
Northwest Natural Gas Co.                         5,250          163,734
Pacific Enterprises                               4,100          154,263
People's Energy Corp.                             3,600          141,750
Pinnacle West Capital Corp.                      12,500          529,687
Questar Corp.                                     3,500          156,188
                                                             ------------
                                                               7,919,009

TELEPHONE UTILITY-21.2%
Ameritech Corp.                                   4,700          378,350
AT&T Corp.                                       12,560          769,300
Bell Atlantic Corp.                               6,400          582,400
BellSouth Corp.                                   7,400          416,713
Frontier Corp.                                   21,000          505,312
GTE Corp.                                        10,500          548,625
Teleport Communications Group, Inc.(a)           13,600          747,150
WorldCom, Inc. (a)                               12,000          363,375
                                                             ------------
                                                               4,311,225

MISCELLANEOUS-1.0%
AES Corp. (a)                                     4,400          205,150
                                                             ------------
                                                              12,435,384

CONSUMER SERVICES-13.0%
BROADCASTING & CABLE-9.2%
AirTouch Communications, Inc. Cl.C
  4.25% cv. pfd.                                 10,100          629,356
Comcast Corp. Cl.A                               18,000          567,563
TCI Communications, Inc. Series A
  $2.125 cv. pfd.                                 6,200          403,775
Telephone and Data Systems, Inc.                  6,000          279,375
                                                             ------------
                                                               1,880,069

ENTERTAINMENT & LEISURE-3.8%
Cablevision Systems Corp.
  8.5% cv. pfd.                                  20,000         $770,000
                                                             ------------
                                                               2,650,069

ENERGY-6.0%
DOMESTIC PRODUCERS-3.9%
The Williams Cos., Inc.
  3.50% pfd.                                      4,700          625,687
Washington Gas Light Co.                          5,600          173,250
                                                             ------------
                                                                 798,937

PIPELINES-2.1%
Enron Corp.                                       5,800          241,063
Piedmont Natural Gas Co., Inc.                    5,100          183,281
                                                             ------------
                                                                 424,344
                                                             ------------
                                                               1,223,281

MULTI INDUSTRY COMPANIES-1.5%
Southwest Gas Corp.                               7,000          130,813
Wicor, Inc.                                       3,500          162,531
                                                             ------------
                                                                 293,344

Total United States Investments
  (cost $12,417,110)                                          16,602,078

FOREIGN INVESTMENTS-10.4%
BRAZIL-3.6%
Companhia Energetica de Minas Gerais (ADR)        1,600           64,800
Companhia Paranaense de Energia-Copel pfd.        4,700           64,331
Companhia Riograndense de Telecom pfd. (a)      129,000          158,931
Telecomunicacoes Brasileiras, SA(ADR)             3,800          442,463
                                                             ------------
                                                                 730,525

FINLAND-0.8%
Nokia Corp. (ADR)                                 2,500          175,000

MEXICO-1.7%
Telefonos de Mexico, SA Series L (ADR)            6,200          347,588

PERU-0.7%
Telefonica del Peru, SA Cl.B (ADR)               62,000          138,561

PHILIPPINES-0.7%
Philippine Long Distance Telephone Co.
  Series III
  3.50% cv. pfd. (GDS)                            6,000          135,000

SOUTH KOREA-0.7%
Korea Electric Power Corp.                        4,020           36,761
SK Telecom Co., Ltd. (ADR)                       15,244           99,086
                                                             ------------
                                                                 135,847


B-18


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SWEDEN-1.0%
Ericsson (L.M.) Telephone Co. Cl.B (ADR)          5,600      $   209,125
VENEZUELA-1.2%
Compania Anonima Nacional Telefonos
  de Venezuela                                    5,800          241,425
Total Foreign Investments
  (cost $1,967,429)                                            2,113,071
Total Common & Preferred Stocks
  (cost $14,384,539)                                          18,715,149

CORPORATE BOND-0.6%
International Cabletel, Inc.
  7.25%, 4/15/05
  (cost $124,200)                                  $115          131,675


                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-7.2%
COMMERCIAL PAPER-7.2%
General Electric Capital Corp.
  5.65%, 1/02/98                                    459          458,928
  6.10%, 1/02/98                                    300          299,949
  6.10%, 1/05/98                                    400          399,729
Prudential Funding Corp.
  5.50%, 1/02/98                                    300          299,954

Total Short-Term Investments
  (amortized cost $1,458,560)                                  1,458,560

TOTAL INVESTMENTS-99.8%
  (cost $15,967,299)                                          20,305,384
Other assets less liabilities-0.2%                                41,622

NET ASSETS-100%                                              $20,347,006


(a)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-19


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-96.1%
FINANCE-26.0%
BANKING - MONEY CENTER-4.0%
Automatic Common Exchange Security Trust II      25,000      $   587,500
Chase Manhattan Corp.                            43,920        4,809,240
NationsBank Corp.                                22,000        1,337,875
Newcourt Credit Group, Inc. (a)                  35,000        1,150,625
The CIT Group, Inc. Cl. A (a)                    52,000        1,677,000
                                                             ------------
                                                               9,562,240

BANKING - REGIONAL-1.3%
First Union Corp.                                44,000        2,255,000
Fleet Financial Group, Inc.                       9,500          711,906
                                                             ------------
                                                               2,966,906

BROKERAGE & MONEY MANAGEMENT-0.8%
Morgan Stanley, Dean Witter,
  Discover and Co.                               30,600        1,809,225

INSURANCE-6.3%
20th Century Industries, Inc.                    58,000        1,508,000
Acceptance Insurance Co. (a)                     44,000        1,064,250
American International Group, Inc.               47,025        5,113,969
Progressive Corp.                                 6,900          827,137
Stirling Cooke Brown Holdings, Ltd. (a)          20,000          496,250
Travelers Group, Inc.                           107,499        5,791,509
                                                             ------------
                                                              14,801,115

INVESTMENT COMPANY-1.6%
TCI Ventures Group Series A                     132,300        3,749,878

REAL ESTATE-7.7%
Alexandria Real Estate Equities, Inc.            50,800        1,603,375
Arden Realty Group, Inc.                         75,600        2,324,700
Entertainment Properties Trust                   56,000        1,085,000
Equity Office Properties Trust                   36,100        1,139,406
Excel Realty Trust, Inc.                         60,000        1,890,000
Humphrey Hospitality Trust, Inc.                 78,100          917,675
JP Realty, Inc.                                  38,000          985,625
Koger Equity, Inc.                              100,000        2,193,750
Macerich Co.                                     52,500        1,496,250
Prentiss Properties Trust                        49,000        1,368,938
SL Green Realty Corp.                            30,000          778,125
Spieker Properties, Inc.                         56,000        2,401,000
                                                             ------------
                                                              18,183,844

MISCELLANEOUS-4.3%
American Express Co.                             42,600       $3,802,050
MBNA Corp.                                      230,250        6,288,703
                                                             ------------
                                                              10,090,753
                                                             ------------
                                                              61,163,961

TECHNOLOGY-20.9%
COMMUNICATION EQUIPMENT-1.9%
DSC Communications Corp. (a)                     26,000          622,375
Sterling Commerce, Inc. (a)                     100,789        3,874,077
                                                             ------------
                                                               4,496,452

COMMUNICATION SERVICES-0.9%
Nextel Communications, Inc. (a)                  86,000        2,225,250

COMPUTER SERVICES-2.7%
Ceridian Corp. (a)                              138,500        6,345,031

COMPUTER SOFTWARE-2.7%
Sterling Software, Inc.                         157,100        6,441,100

ELECTRONICS-0.3%
EMC Corp. (a)                                    24,000          658,500
SCI Systems, Inc. (a)                             1,400           60,988
                                                             ------------
                                                                 719,488

NETWORKING SOFTWARE-6.3%
3Com Corp. (a)                                    6,800          237,363
Cisco Systems, Inc. (a)                         217,200       12,122,475
Networks Associates, Inc. (a)                    45,000        2,375,156
                                                             ------------
                                                              14,734,994

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.2%
Teradyne, Inc. (a)                               17,000          544,000

TELECOM SERVICES-0.6%
Electric Lightwave, Inc. Cl. A (a)               90,000        1,344,375

TELECOMMUNICATIONS-4.4%
Brooks Fiber Properties, Inc. (a)                54,600        3,008,119
Colt Telecom Group Plc (a) (b)                   95,400        4,036,612
Millicom International Cellular, SA (a) (c)      39,500        1,476,312
Telephone and Data Systems, Inc.                 37,900        1,764,719
                                                             ------------
                                                              10,285,762

MISCELLANEOUS-0.9%
Sanmina Corp. (a)                                18,000        1,225,125
Solectron Corp. (a)                              23,300          968,406
                                                             ------------
                                                               2,193,531
                                                             ------------
                                                              49,329,983


B-20


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CONSUMER SERVICES-15.7%
AIRLINES-3.4%
Continental Airlines, Inc. Cl.B (a)              67,000      $ 3,224,375
Delta Air Lines, Inc.                            19,400        2,308,600
Northwest Airlines Corp. Cl.A (a)                16,300          780,872
UAL Corp. (a)                                    11,600        1,073,000
U.S. Airways Group, Inc. (a)                     10,000          625,000
                                                             ------------
                                                               8,011,847

BROADCASTING & CABLE-1.2%
ProSieben Media AG (a) (d)                       27,500          639,375
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                   62,037        2,254,657
                                                             ------------
                                                               2,894,032

BUSINESS SERVICES-6.1%
Cendant Corp. (a)                               418,050       14,370,469

ENTERTAINMENT & LEISURE-0.0%
Carnival Corp. Cl.A                               2,100          116,288

PRINTING & PUBLISHING-0.2%
Readers Digest Association, Inc.                 18,000          425,250

RESTAURANTS & LODGING-1.1%
ITT Corp.                                        32,000        2,652,000

RETAIL - GENERAL MERCHANDISE-3.7%
AutoZone, Inc. (a)                               62,100        1,800,900
Home Depot, Inc.                                 64,150        3,776,831
The Limited, Inc.                               119,000        3,034,500
                                                             ------------
                                                               8,612,231
                                                             ------------
                                                              37,082,117

ENERGY-11.2%
DOMESTIC PRODUCERS-0.7%
Union Pacific Resources Group, Inc.              67,600        1,639,300

OIL SERVICE-10.5%
Baker Hughes, Inc.                               21,000          916,125
BJ Services Co. (a)                              21,300        1,532,269
Dresser Industries, Inc.                         90,600        3,799,538
Gulf Canada Resources, Ltd. (a)                 700,300        4,902,100
Halliburton Co.                                  56,800        2,950,050
Nabors Industries, Inc. (a)                     123,000        3,866,812
Noble Drilling Corp. (a)                         74,000        2,266,250
Rowan Cos., Inc. (a)                             37,000        1,128,500
Santa Fe International Corp.                     32,700        1,330,481
Transocean Offshore, Inc.                        44,000        2,120,250
                                                             ------------
                                                              24,812,375
                                                             ------------
                                                              26,451,675

UTILITIES-8.7%
TELEPHONE UTILITY-8.7%
AT&T Corp.                                       13,000          796,250
MCI Communications Corp.                        150,000        6,426,562
Telecomunicacoes Brasileiras, SA (ADR)           10,400        1,210,950
Teleport Communications
  Group, Inc. Cl.A (a)                           50,200        2,757,863
WorldCom, Inc. (a)                              265,462        8,038,521
  8.0% cv. pfd.                                  12,000        1,288,500
                                                             ------------
                                                              20,518,646

CONSUMER STAPLES-5.6%
TOBACCO-5.6%
Loews Corp.                                      46,800        4,966,650
Philip Morris Cos., Inc.                        183,000        8,292,188
                                                             ------------
                                                              13,258,838

HEALTH CARE-5.5%
BIOTECHNOLOGY-0.1%
Gensia Sicor, Inc.
  3.75%, conv. pfd.                               8,000          212,000

DRUGS-3.8%
Merck & Co., Inc.                                47,900        5,089,375
Pfizer, Inc.                                     30,000        2,236,875
Schering-Plough Corp.                            25,000        1,553,125
                                                             ------------
                                                               8,879,375

MEDICAL PRODUCTS-1.5%
Boston Scientific Corp. (a)                      37,400        1,715,725
Medtronic, Inc.                                  33,200        1,736,775
                                                             ------------
                                                               3,452,500

MEDICAL SERVICES-0.1%
Quest Medical, Inc. (a)                          38,000          265,406
                                                             ------------
                                                              12,809,281

CONSUMER MANUFACTURING-1.3%
AUTO & RELATED-1.3%
Republic Industries, Inc. (a)                   134,000        3,123,875

MULTI INDUSTRY COMPANIES-1.2%
Tyco International, Ltd.                         62,572        2,819,651
Total Common Stocks & Other Investments
  (cost $171,611,145)                                        226,558,027


B-21


GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CONVERTIBLE BONDS-0.9%
Altera Corp.
  5.75%, 6/15/02 (d)                            $   185      $   254,606
Applied Magnetics Corp.
  7.00%, 3/15/06                                    900          730,125
HMT Technology Corp.
  5.75%, 1/15/04 (d)                              1,195        1,053,094
Total Convertible Bonds
  (cost $3,127,986)                                            2,037,825

SHORT-TERM INVESTMENTS-6.1%
U.S. GOVERNMENT & AGENCY-6.1%
Federal Home Loan Mortgage Corp.
  5.75%, 1/30/98                                $ 3,796       $3,778,417
  6.00%, 1/02/98                                 10,700       10,698,217
Total Short-Term Investments
  (amortized cost $14,476,634)                                14,476,634

TOTAL INVESTMENTS-103.1%
  (cost $189,215,765)                                        243,072,486
Other assets less liabilities-(3.1%)                          (7,197,501)

NET ASSETS-100%                                             $235,874,985


(a)  Non-income producing security.

(b)  Country of origin--United Kingdom.

(c)  Country of origin--Luxembourg.

(d) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $1,947,075 or 0.8% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-22


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-89.3%
ARGENTINA-0.8%
Banco Rio de La Plata, SA Cl.B(ADR)               2,300      $    32,200
Metrogas, SA Cl.B (ADR)                           7,663           59,388
Nortel Inversora, SA pfd. (ADR)                   4,800          122,400
Telecom Argentina, SA (ADR)                       3,700          132,275
                                                             ------------
                                                                 346,263

AUSTRALIA-2.8%
Amrad Corp.                                     140,000          209,864
CSL, Ltd.                                       109,900          687,622
TAB Corp. Holdings, Ltd.                         58,600          274,986
                                                             ------------
                                                               1,172,472

AUSTRIA-3.2%
Austria Mikro Systeme International AG            4,270          216,348
Austria Tabakwerke AG (a)                        20,000          886,672
Bohler-Uddeholm AG                                2,300          134,834
Voest Alpine Stahl AG                             3,000          115,663
                                                             ------------
                                                               1,353,517

BELGIUM-1.0%
Credit Communal Holding Dexia                     3,000          402,823

BOTSWANA-0.5%
Sechaba Investment Trust, Ltd.                  200,000          210,040

BRAZIL-9.2%
Banco do Estado de Sao Paulo, SA pfd. (a)     3,100,000          126,383
Bardella Industrias Mecanicas, SA pfd.            1,600          172,035
Celesc (b)                                          750           77,250
  pfd.                                          315,001          392,322
Companhia Energetica de Minas Gerais (ADR)        3,600          145,800
Companhia Paranaense de Energia-Copel
  pfd. (ADR)                                      5,000           68,438
Companhia Paulista de
  Forca e Luz                                 2,316,000          305,051
  pfd.                                          373,501           38,486
Companhia Riograndense de Telecom                 7,258            8,997
  pfd. (a)                                      364,500          449,073
Companhia Vale Do Rio Doce PNB (Receipts)         2,360                0
Escelsa Espirito Santo Centrais                     324           42,092
Gerdau, SA pfd.                              20,824,144          261,223
Iven, SA pfd.                                   438,100          249,266
Light Participacoes, SA                         480,000          144,080
Metalurgica Gerdau, SA                          419,660            8,340
  pfd.                                        7,438,243          223,271
Multicanal Participacoes, SA (ADR)(a)             8,700           52,200
Petroleo Brasileiro, SA (ADR)                     7,500          166,763
Telecomunicacoes Brasileiras SA (ADR)             7,000          815,062
Telepar Tel Parana pfd.                          14,000            7,527
Trikem, SA pfd. (a)                          15,000,000           22,176
Uniao de Bancos Brasileiras, SA (GDR) (a)         2,300           74,031
                                                             ------------
                                                               3,849,866

CHINA-1.6%
Beijing Datang Power Generation Co., Ltd.       448,000          205,239
China Southern Airlines Co., Ltd.               694,000          179,120
Zhejiang Southeast Electric Power Co.,
  Ltd. (GDR) (a) (b)                             17,700          281,430
                                                             ------------
                                                                 665,789

COLOMBIA-0.1%
Banco de Colombia (GDS) (a) (b)                   8,400           48,300

CZECH REPUBLIC-0.9%
Ceske Energeticke Zavody (GDR) (a)                1,500           49,225
Ceske Radiokomunikace AS                            990          124,487
Komercni Banka AS (GDR)                           3,600           43,200
Podnik Vypocetni Techniky                           500           31,617
Tabak AS                                            480          109,640
                                                             ------------
                                                                 358,169

EGYPT-2.5%
Commercial International Bank                    10,250          206,838
  (GDR)                                          10,500          217,350

Egypt International Pharmaceutical
  Industries Co.                                  2,996          209,566
Egyptian Financial & Industrial                     950           57,232
Housing & Development Bank                        2,200           58,839
MISR Bank                                           500           14,914
NASR City for Housing & Reconstruction            2,000          129,317
Paints & Chemicals                                1,600           51,256
Tourah Portland Cement Co.                        4,000           91,685
                                                             ------------
                                                               1,036,997

FINLAND-0.7%
Outokumpu OY Cl.A                                23,500          286,693


B-23



WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
FRANCE-8.1%
Pechiney, SA Cl.A                                 3,248      $   128,225
Renault, SA                                       7,300          205,349
Sanofi, SA                                        6,700          745,867
SEITA                                            11,000          394,783
SGS-Thomson Microelectronics N.V. (a)             4,000          247,570
Societe Generale                                  2,656          361,871
Societe Nacionale Elf Aquitaine SA                4,390          510,592
Union des Assurances Federales                    2,800          367,534
Usinor Sacilor                                   30,000          433,164
                                                             ------------
                                                               3,394,955

GERMANY-3.1%
BHW Holding AG (a)                                7,150          117,249
Deutsche Lufthansa AG (a)                        23,200          444,926
Viag AG                                           1,387          747,104
                                                             ------------
                                                               1,309,279

GREECE-0.0%
Hellenic Telecommunication Organization, SA         645           13,215

HONG KONG-0.1%
Guangshen Railway Co., Ltd. (ADR)                 4,600           61,813
Tianjin Development Holdings, Ltd.(a)            11,000           10,221
                                                             ------------
                                                                  72,034

HUNGARY-0.7%
Mol Magyar Olay (GDR) (b)                         6,000          144,600
OTP Bank (GDR)                                    4,000          150,000
                                                             ------------
                                                                 294,600

INDIA-1.8%
Industrial Credit & Investment Corp. (GDR)        3,000           37,800
  (GDR) (b)                                      16,900          212,940
Mahanagar Telephone Nigam Ltd. (GDR) (a)          9,700          149,089
State Bank of India (GDS)                         3,900           69,225
  (GDR) (b)                                       1,200           21,300
Videsh Sanchar Nigam, Ltd. (GDS) (a)              2,000           27,400
  (GDR) (b)                                      18,700          256,190
                                                             ------------
                                                                 773,944

INDONESIA-1.8%
PT Indosat (ADR)                                239,000          443,236
PT Tambang Timah (GDR)                           20,000          208,000
PT Telekomunikasi Indonesia                      55,000           29,250
  (ADR)                                           6,000           66,375
                                                             ------------
                                                                 746,861

ISRAEL-0.6%
Bank Hapoalim, Ltd.                              62,500          149,964
Tadiran Ltd. (ADR)                                3,000          106,125
                                                             ------------
                                                                 256,089

ITALY-4.9%
Aeroporti di Roma S.p.A. (a)                     51,000          529,028
Ente Nazionale Idrocarburi S.p.A.                51,300          290,864
IMI LNV                                          33,000          391,747
Instituto Nazionale delle Assicurazioni         100,000          202,657
Telecom Italia Mobile S.p.A                     109,000          309,932
  (RNC)                                          25,000          115,390
Telecom Italia S.p.A. (a)                        46,569          205,335
                                                             ------------
                                                               2,044,953

JAPAN-4.2%
Daiwa Securities Co., Ltd.                       67,000          230,911
DDI Corp.                                            17           44,918
East Japan Railway Co.                               23          103,753
Japan Tobacco, Inc.                                  82          581,542
Nippon Telegraph and Telephone Corp.                 41          351,689
Nomura Securities Co., Ltd.                      33,000          439,764
                                                             ------------
                                                               1,752,577

JORDAN-0.2%
Arab Potash Co.                                   8,300           72,673

KOREA-0.1%
Korean Air                                        1,700            7,241
Pohang Iron & Steel Co., Ltd.                       440           12,219
                                                             ------------
                                                                  19,460

MALAYSIA-0.0%
Malakoff Berhad                                   6,820           14,203

MEXICO-2.8%
ALFA SA                                          26,000          176,222
Empresas Ica Sociedad Control (ADR)               3,200           52,600
Grupo Financiero Banamex, SA Cl.B (a)            78,700          235,500
Grupo Financiero Bancrecer,
  SA de C.V. Cl.B (a)                            75,000            3,996
Grupo Financiero Banorte,
  SA de C.V. Cl.B (a)                           218,500          380,659
Grupo Financiero GBM Atlantico Cl.L
  (ADR) (a) (c)                                   8,400            8,400
Grupo Financiero Probursa, SA
  de C.V. Cl.B (a)                              152,173           39,408
Grupo Minsa, SA C.V. (a)                         75,000           54,829
Grupo Profesional Planeacion
  Proyectos, SA Cl.B (c)                          4,800           18,646


B-24


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Telefonos de Mexico, SA Cl.L (ADR)                1,400      $    78,488
Tubos de Acero de Mexico, SA (ADR) (a)            5,000          108,125
                                                             ------------
                                                               1,156,873

NETHERLANDS-5.1%
AKZO Nobel NV                                     5,710          984,497
ING Groep NV                                     12,030          506,676
KLM Royal Dutch Airlines NV                      17,192          635,909
                                                             ------------
                                                               2,127,082

NEW ZEALAND-0.1%
Tranz Rail Holdings, Ltd.                        12,800           48,310

NORWAY-0.7%
Christiana Bank OG Kreditkasse                   40,000          161,391
Den Norske Bank                                  30,000          141,352
                                                             ------------
                                                                 302,743

PAKISTAN-0.5%
Hub Power Co. (GDR) (a)                           4,000          124,000
Pakistan Telecom (GDS)                            1,350           98,550
                                                             ------------
                                                                 222,550

PERU-1.3%
Cementos Lima, SA                                 3,785           82,478
  Cl.C                                           90,175          129,058

Cementos Norte Pacasmayo Cl.T                    46,810           66,135
Explosivios, SA Cl. C (c)                        86,354           98,238
Ferreyros, SA                                    62,300           65,844
Telefonica Del Peru, SA ADR                      42,000           93,864
                                                             ------------
                                                                 535,617

PHILIPPINES-1.1%
First Philippines Holdings Corp. Series B       140,450          109,239
International Container Terminal
  Services, Inc.                                299,000           36,913
Manila Electric Co. Series B                     96,000          317,630
                                                             ------------
                                                                 463,782

POLAND-2.1%
Bank Handlowy W Warseawie (GDR) (a) (c)           7,500           95,745
Banka Przemyslowo Handlowy, SA                    1,400           72,681
Elektrim, SA                                     13,000          125,759
Kredyt Bank, SA (GDR) (a) (b)                    41,000          514,550
Wielkopolski Bank Kredytowy, SA                  15,000           75,319
                                                             ------------
                                                                 884,054

PORTUGAL-1.9%
Electricidade de Portugal, SA (a)                38,500          729,000
Portucel Industrial Empresa
  Productora de Celulose, SA                      9,600           58,576
                                                             ------------
                                                                 787,576

RUSSIA-1.7%
Gazprom (ADR) (b)                                 4,500          107,100
Lukoil Holding (ADR)                              2,000          182,000
Nearmedic, SA (a) (c)                            65,000          133,792
RNGS Holdings (ADR) (a)                           6,842           98,126
Sun Brewing (GDR) (a) (b)                        13,000          170,300
                                                             ------------
                                                                 691,318

SLOVAKIA-0.2%
Slovakofarma AS (GDR) (a)                        10,400           86,840

SOUTH AFRICA-0.4%
Iscor Ltd.                                      625,492          185,083

SOUTH KOREA-1.3%
Korea Electric Power Corp. (ADR)                 17,000          171,063
SK Telecom, Ltd.                                    220           71,036
  (ADR)                                          49,191          319,746
                                                             ------------
                                                                 561,845

SPAIN-4.1%
Aceralia Corporacion Siderurgica, SA (a)         48,700          597,762
Aldeasa, SA (a)                                  23,465          497,486
Empresa Nacional de Celulosas, SA                21,788          296,751
Repsol, SA                                        7,320          312,307
                                                             ------------
                                                               1,704,306

SWEDEN-1.9%
Assi Doman AB                                    10,450          264,544
Castellum AB (a)                                 20,900          207,950
Sparbanken Sverige AB Cl.A                       15,000          340,999
                                                             ------------
                                                                 813,493

SWITZERLAND-2.1%
Sair Group                                          630          862,305

TURKEY-0.8%
Petrokimya Holdings AS                          141,000           76,538
Tupras Turkiye Petrol Rafinerileri AS         1,300,000          147,406
Usas Ucak Servisi AS                             43,500          104,946
                                                             ------------
                                                                 328,890

UNITED KINGDOM-11.5%
Anglian Water Plc                                40,000          545,310
Birkby Plc                                       46,000          118,621
British Energy Plc                              110,000          764,255
Energis Plc (a)                                 185,000          774,849
National Grid Group Plc                          70,000          332,278
National Power Plc                               36,600          360,693


B-25


WORLDWIDE PRIVATIZATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
Northern Ireland Electricity Plc                 36,600      $   318,966
PowerGen Plc                                     40,000          520,344
RJB Mining                                       12,000           25,032
Scottish Hydro Electric                          36,600          301,780
Stagecoach Holdings Plc                          20,187          276,862
Wessex Water Plc                                 53,772          453,084
                                                             ------------
                                                               4,792,074

UNITED STATES-0.3%
Central European Media Enterprises, Ltd. (a)      4,300          108,575

VENEZUELA-0.5%
Compania Anonima Nacional
  Telefonos de Venezuela Cl.D (ADR)               3,100          129,038
Mercantil Servicios Financier (ADR) (a)           5,000           71,981
                                                             ------------
                                                                 201,019

Total Common & Preferred Stocks
  (cost $36,460,970)                                          37,360,107


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENT-10.6%
TIME DEPOSIT-10.6%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (amortized cost $4,409,000)                    $4,409      $ 4,409,000

TOTAL INVESTMENTS-99.9%
  (cost $40,869,970)                                          41,769,107
Other assets less liabilities-0.1%                                48,858

NET ASSETS-100%                                              $41,817,965


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $2,004,260 or 4.8% of net assets.

(c)  Illiquid securities valued at fair market value (see Note A).

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-26


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-27.9%
UNITED STATES INVESTMENTS-18.4%
FINANCE-4.6%
BANKING - MONEY CENTER-1.2%
Chase Manhattan Corp.                             1,600      $   175,200
Citicorp                                          1,500          189,656
                                                             ------------
                                                                 364,856

BANKING - REGIONAL-0.4%
Banc One Corp.                                    2,000          108,625

BROKERAGE & MONEY MANAGEMENT-0.9%
Merrill Lynch & Co., Inc.                         2,000          145,875
Morgan Stanley, Dean Witter, Discover and Co.     2,000          118,250
                                                             ------------
                                                                 264,125

INSURANCE-0.8%
American International Group, Inc.                1,200          130,500
Travelers Group, Inc.                             2,250          121,219
                                                             ------------
                                                                 251,719

MISCELLANEOUS-1.3%
MBNA Corp.                                        8,000          218,500
PMI Group, Inc.                                   2,500          180,781
                                                             ------------
                                                                 399,281
                                                             ------------
                                                               1,388,606

TECHNOLOGY-2.5%
COMMUNICATION EQUIPMENT-0.5%
Lucent Technologies, Inc.                         2,000          159,750

COMPUTER HARDWARE-0.6%
COMPAQ Computer Corp.                             3,000          169,313

NETWORKING SOFTWARE-0.7%
Cisco Systems, Inc. (a)                           3,750          209,297

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.3%
Applied Materials, Inc. (a)                       3,000           90,281

SEMI-CONDUCTOR COMPONENTS-0.4%
Altera Corp. (a)                                  1,500           49,734
Intel Corp.                                       1,000           70,219
                                                             ------------
                                                                 119,953
                                                             ------------
                                                                 748,594

CONSUMER STAPLES-2.4%
COSMETICS-0.9%
Avon Products, Inc.                               1,000           61,375
Estee Lauder Co., Inc. Cl. A                      1,800           92,588
Gillette Co.                                      1,100          110,481
                                                             ------------
                                                                 264,444

RETAIL - FOOD & DRUG-0.6%
Kroger Co. (a)                                    5,000         $184,687

TOBACCO-0.9%
Philip Morris Cos., Inc.                          6,000          271,875
                                                             ------------
                                                                 721,006

CONSUMER SERVICES-2.4%
BROADCASTING & CABLE-0.6%
Cox Communications, Inc. Cl.A (a)                 3,000          120,187
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                    2,000           72,688
                                                             ------------
                                                                 192,875

ENTERTAINMENT & LEISURE-1.3%
Harley-Davidson, Inc.                             6,000          164,250
Walt Disney Co.                                   2,300          227,844
                                                             ------------
                                                                 392,094

RETAIL - GENERAL MERCHANDISE-0.5%
Dayton Hudson Corp.                               2,000          135,000
                                                             ------------
                                                                 719,969

ENERGY-2.4%
DOMESTIC INTEGRATED-0.5%
USX-Marathon Group                                4,000          135,000

DOMESTIC PRODUCERS-0.2%
Apache Corp.                                      2,000           70,125

OIL SERVICE-1.7%
BJ Services Co. (a)                               2,500          179,844
Halliburton Co.                                   3,400          176,587
Noble Drilling Corp. (a)                          5,000          153,125
                                                             ------------
                                                                 509,556
                                                             ------------
                                                                 714,681

HEALTH CARE-1.7%
DRUGS-1.5%
Merck & Co., Inc.                                 2,500          265,625
Schering-Plough Corp.                             3,000          186,375
                                                             ------------
                                                                 452,000

MEDICAL PRODUCTS-0.2%
Medtronic, Inc.                                   1,520           79,515
                                                             ------------
                                                                 531,515

MULTI INDUSTRY COMPANIES-0.7%
Tyco International, Ltd.                          2,800          126,175
U.S. Industries, Inc.                             2,850           85,856
                                                             ------------
                                                                 212,031

UTILITIES-0.7%
TELEPHONE UTILITY-0.7%
WorldCom, Inc. (a)                                7,000          211,969


B-27


CONSERVATIVE INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
CAPITAL GOODS-0.7%
POLLUTION CONTROL-0.3%
USA Waste Services, Inc. (a)                      2,500      $    98,125

MISCELLANEOUS-0.4%
United Technologies Corp.                         1,500          109,219
                                                             ------------
                                                                 207,344

CONSUMER MANUFACTURING-0.3%
APPLIANCES-0.3%
Sunbeam Corp.                                     2,100           88,463
Total United States Investments
  (cost $4,638,749)                                            5,544,178

FOREIGN INVESTMENTS-9.5%
AUSTRALIA-0.1%
Normandy Mining, Ltd.                            17,000           16,509

BRAZIL-0.2%
Telecomunicacoes Brasileiras, SA (ADR)              600           69,862

CANADA-0.4%
Gulf Canada Resources, Ltd. (a)                   8,000           56,000
Magna International, Inc. Cl.A                    1,000           62,979
                                                             ------------
                                                                 118,979

DENMARK-0.3%
Den Danske Bank                                     500           66,624
Sophus Berendsen AS Cl.B                            200           32,983
                                                             ------------
                                                                  99,607

FINLAND-0.7%
Nokia AB OY Corp. Series A pfd.                   2,000          141,993
Orion-Yhtymae OY Cl.B                             2,800           73,969
                                                             ------------
                                                                 215,962

FRANCE-0.5%
Sanofi, SA                                          500           55,662
Societe Generale                                    401           54,635
Unibail, SA                                         502           50,129
                                                             ------------
                                                                 160,426

GERMANY-0.6%
Adidas AG                                           400           52,608
Hornbach Holding AG pfd.                            600           41,524
ProSieben Media AG pfd. (a)                       1,500           70,041
Schmalbach-Lubeca AG pfd.                           166           27,360
                                                             ------------
                                                                 191,533

HONG KONG-0.3%
Cheung Kong Holdings, Ltd.                        4,000          $26,197
Citic Pacific, Ltd.                               6,000           23,848
Dickson Concepts International, Ltd.              6,000            8,750
Sun Hung Kai Properties, Ltd.                     3,000           20,906
                                                             ------------
                                                                  79,701

JAPAN-2.3%
Bank of Tokyo, Ltd.                               2,000           27,571
Canon, Inc.                                       2,000           46,565
Daiwa Securities Co., Ltd.                        7,000           24,125
Honda Motor Co.                                   2,000           73,371
Japan Tobacco, Inc.                                   4           28,368
Nintendo Corp., Ltd.                                500           49,016
Promise Co., Ltd.                                 1,000           55,449
Rohm Co.                                          1,000          101,861
Santen Pharmaceutical Co.                         2,000           22,976
Sony Corp.                                          700           62,189
Sumitomo Electric Industries                      2,000           27,265
TDK Corp.                                         1,000           75,362
Yamanouchi Pharmaceutical Co., Ltd.               4,000           85,778
                                                             ------------
                                                                 679,896

MEXICO-0.3%
Coca-Cola Femsa, SA (ADR)                         1,500           87,000

NETHERLANDS-0.6%
AKZO Nobel NV                                       500           86,208
Internationale Nederlanden Groep NV               2,000           84,236
                                                             ------------
                                                                 170,444

NORWAY-0.1%
Bergesen D.Y. AS Cl.A                             1,500           35,338

PHILIPPINES-0.0%
Manila Electric Co. Cl.B                          2,000            6,617

SPAIN-0.1%
Tabacalera, SA Series A                             500           40,532

SWEDEN-0.4%
Ericsson (L.M.) Telecom Series B                    900           33,836
Sparbanken Sverige AB Series A                    1,000           22,733
Volvo AB Series A                                 2,000           53,401
                                                             ------------
                                                                 109,970

SWITZERLAND-1.3%
Baloise Holdings, Ltd.                               50           92,493
Ciba Specialty Chemicals AG (a)                     400           47,632
Nestle, SA                                           50           74,904
Novartis AG                                          50           81,098
Zurich Versicherungs-Gesellschaft                   200           95,264
                                                             ------------
                                                                 391,391


B-28


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-1.3%
BAA Plc                                           8,000      $    65,437
BPB Plc                                          12,000           67,014
British Petroleum Co. Plc                         3,007           39,778
Compass Group Plc                                 7,000           86,116
SmithKline Beecham Plc                            6,000           61,840
Tomkins Plc                                       8,000           37,843
United News & Media Plc                           3,000           34,148
                                                             ------------
                                                                 392,176

Total Foreign Investments
  (cost $2,860,912)                                            2,865,943
Total Common & Preferred Stocks
  (cost $7,499,661)                                            8,410,121

U.S. GOVERNMENT & AGENCIES-41.2%
Federal Home Loan Mortgage
  7.00%, 9/01/11                                 $  432          440,351
  7.00%, 1/01/12                                     92           93,694
Federal National Mortgage Assn.
  6.00%, 4/01/11                                    433          426,364
  6.50%, 6/01/11                                    303          304,403
  6.50%, 4/01/12                                    240          240,223
  7.00%, 5/01/26                                    568          573,127
  7.00%, 9/01/27                                    250          251,656
U.S. Treasury Bond
  6.125%, 11/15/27                                1,915        1,967,969
U.S. Treasury Notes
  6.00%, 8/15/00                                  1,950        1,964,020
  6.25%, 4/30/01                                  1,240        1,259,369
  6.375%, 5/15/99                                 1,395        1,407,862
  6.50%, 8/31/01                                  1,900        1,947,196
  6.50%, 5/31/02                                  1,325        1,363,717
  6.625%, 5/15/07                                   200          211,688
Total U.S. Government & Agencies
  (cost $12,288,350)                                          12,451,639


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ Value
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-5.1%
BANKING-1.8%
ABN Amro Bank NV Chicago
  7.125%, 6/18/07                                $  525      $   551,000

FINANCIAL-1.6%
Goldman Sachs Group LP
  7.20%, 11/01/06 (b)                               450          475,681

INDUSTRIAL-1.7%
Time Warner, Inc.
  8.375%, 3/15/23                                   450          513,531
Total Corporate Debt Obligations
  (cost $1,444,853)                                            1,540,212

YANKEE BONDS-2.8%
Corporacion Andina de Fomento
  7.25%, 3/01/07                                    400          407,974
St. George Bank, Ltd.
  7.15%, 10/15/05 (b)                               425          437,844
Total Yankee Bonds
  (cost $821,641)                                                845,818

SHORT-TERM INVESTMENT-22.2%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $6,698,883)                     6,700        6,698,883

TOTAL INVESTMENTS -99.2%
  (cost $28,753,388)                                          29,946,673
Other assets less liabilities-0.8%                               249,708

NET ASSETS-100%                                              $30,196,381


(a)  Non-income producing security.

(b) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $913,525 or 3.0% of net assets.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-29


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON & PREFERRED STOCKS-71.3%
UNITED STATES INVESTMENTS-48.7%
FINANCE-11.8%
BANKING - MONEY CENTER-3.5%
Chase Manhattan Corp.                             3,000      $   328,500
Citicorp                                          2,000          252,875
                                                             ------------
                                                                 581,375

BANKING - REGIONAL-1.0%
Banc One Corp.                                    3,000          162,937

BROKERAGE & MONEY MANAGEMENT-2.2%
Merrill Lynch & Co., Inc.                         2,500          182,344
Morgan Stanley, Dean Witter, Discover and Co.     3,000          177,375
                                                             ------------
                                                                 359,719

INSURANCE-2.1%
American International Group, Inc.                1,800          195,750
Travelers Group, Inc.                             3,000          161,625
                                                             ------------
                                                                 357,375

MISCELLANEOUS-3.0%
MBNA Corp.                                        8,000          218,500
PMI Group, Inc.                                   3,900          282,019
                                                             ------------
                                                                 500,519
                                                             ------------
                                                               1,961,925

ENERGY-7.0%
DOMESTIC INTEGRATED-1.4%
USX-Marathon Group, Inc.                          7,000          236,250

DOMESTIC PRODUCERS-0.9%
Apache Corp.                                      4,000          140,250

OIL SERVICE-4.7%
BJ Services Co. (a)                               4,000          287,750
Halliburton Co.                                   3,700          192,169
Noble Drilling Corp. (a)                         10,000          306,250
                                                             ------------
                                                                 786,169
                                                             ------------
                                                               1,162,669

CONSUMER STAPLES-6.4%
COSMETICS-2.3%
Avon Products, Inc.                               1,000           61,375
Gillette Co.                                      1,900          190,831
The Estee Lauder Co., Inc. Cl. A                  2,600          133,738
                                                             ------------
                                                                 385,944

RETAIL - FOOD & DRUG-1.6%
Kroger Co. (a)                                    7,000          258,563

TOBACCO-2.5%
Philip Morris Cos., Inc.                          9,000          407,812
                                                             ------------
                                                               1,052,319

TECHNOLOGY-6.2%
COMMUNICATION EQUIPMENT-0.7%
Lucent Technologies, Inc.                         1,500          119,813

COMPUTER HARDWARE-1.7%
COMPAQ Computer Corp. (a)                         5,000          282,187

NETWORKING SOFTWARE-2.0%
Cisco Systems, Inc. (a)                           6,000          334,875

SEMI-CONDUCTOR CAPITAL EQUIPMENT-0.7%
Applied Materials, Inc. (a)                       4,000          120,375

SEMI-CONDUCTOR COMPONENTS-1.1%
Altera Corp. (a)                                  2,800           92,837
Intel Corp.                                       1,200           84,263
                                                             ------------
                                                                 177,100
                                                             ------------
                                                               1,034,350

CONSUMER SERVICES-6.2%
BROADCASTING & CABLE-1.4%
Cox Communications, Inc. Cl.A (a)                 4,000          160,250
Tele-Communications, Inc. -
  Liberty Media Group Cl.A (a)                    2,000           72,687
                                                             ------------
                                                                 232,937

ENTERTAINMENT & LEISURE-3.6%
Harley-Davidson, Inc.                             9,000          246,375
Walt Disney Co.                                   3,500          346,719
                                                             ------------
                                                                 593,094

RETAIL - GENERAL MERCHANDISE-1.2%
Dayton Hudson Corp.                               3,000          202,500
                                                             ------------
                                                               1,028,531

HEALTH CARE-4.5%
DRUGS-4.0%
Merck & Co., Inc.                                 4,000          425,000
Schering-Plough Corp.                             4,000          248,500
                                                             ------------
                                                                 673,500

MEDICAL PRODUCTS-0.5%
Medtronic, Inc.                                   1,500           78,469
                                                             ------------
                                                                 751,969

MULTI INDUSTRY COMPANIES-2.1%
Tyco International, Ltd.                          3,400          153,213
U.S. Industries, Inc.                             6,300          189,787
                                                             ------------
                                                                 343,000


B-30


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-1.8%
TELEPHONE UTILITY-1.8%
WorldCom, Inc. (a)                               10,000      $   302,812

CAPITAL GOODS-1.8%
POLLUTION CONTROL-0.9%
USA Waste Services, Inc. (a)                      4,000          157,000

MISCELLANEOUS-0.9%
United Technologies Corp.                         2,000          145,625
                                                             ------------
                                                                 302,625

CONSUMER MANUFACTURING-0.9%
APPLIANCES-0.9%
Sunbeam Corp., Inc.                               3,300          139,013
Total United States Investments
  (cost $7,025,543)                                            8,079,213

FOREIGN INVESTMENTS-22.6%
AUSTRALIA-0.1%
Normandy Mining, Ltd.                            25,000           24,278

BRAZIL-0.7%
Telecomunicacoes Brasileiras, SA (ADR)            1,000          116,437

CANADA-0.8%
Gulf Canada Resources, Ltd. (a)                  10,000           70,000
Magna International, Inc. Cl.A                    1,000           62,979
                                                             ------------
                                                                 132,979

DENMARK-1.0%
Den Danske Bank                                     500           66,624
Sophus Berendsen AS Cl.B                            600           98,950
                                                             ------------
                                                                 165,574

FINLAND-1.9%
Nokia AB OY Corp. Series A pfd.                   3,000          212,991
Orion-Yhtymae OY Cl.B                             4,200          110,953
                                                             ------------
                                                                 323,944

FRANCE-1.0%
Sanofi, SA                                          500           55,662
Societe Generale                                    401           54,635
Unibail, SA                                         502           50,129
                                                             ------------
                                                                 160,426

GERMANY-1.6%
Adidas AG                                           500           65,761
Hornbach Holding AG pfd.                          1,000           69,207
ProSieben Media AG pfd. (a)                       2,000           93,388
Schmalbach-Lubeca AG pfd.                           258           42,523
                                                             ------------
                                                                 270,879

HONG KONG-0.8%
Cheung Kong Holdings, Ltd.                        6,000           39,295
Citic Pacific, Ltd.                              12,000           47,697
Dickson Concepts International, Ltd.              9,000           13,124
Sun Hung Kai Properties, Ltd.                     4,000           27,875
                                                             ------------
                                                                 127,991

JAPAN-4.6%
Bank of Tokyo, Ltd.                               3,000           41,357
Canon, Inc.                                       2,000           46,565
Daiwa Securities Co., Ltd.                       12,000           41,357
Honda Motor Co.                                   2,000           73,371
Japan Tobacco, Inc.                                   6           42,552
Nintendo Corp., Ltd.                              1,000           98,032
Promise Co., Ltd.                                 1,000           55,449
Rohm Co.                                          1,000          101,861
Santen Pharmaceutical Co.                         3,000           34,464
Sony Corp.                                          700           62,189
Sumitomo Electric Industries                      2,000           27,265
TDK Corp.                                         1,000           75,362
Yamanouchi Pharmaceutical Co., Ltd.               3,000           64,333
                                                             ------------
                                                                 764,157

MEXICO-0.7%
Coca-Cola Femsa, SA (ADR)                         2,000          116,000
NETHERLANDS-1.2%
AKZO Nobel NV                                       700          120,692
Internationale Nederlanden Groep NV               2,000           84,235
                                                             ------------
                                                                 204,927

NORWAY-0.3%
Bergesen D.Y. AS Cl.A                             2,000           47,117

PHILIPPINES-0.1%
Manila Electric Co. Cl.B                          3,000            9,926

SPAIN-0.5%
Tabacalera, SA Series A                           1,000           81,063

SWEDEN-0.9%
Ericsson (L.M.) Telecom Series B                  1,400           52,633
Sparbanken Sverige AB Series A                    1,000           22,733
Volvo AB Series A                                 3,000           80,102
                                                             ------------
                                                                 155,468

SWITZERLAND-2.9%
Baloise Holdings Ltd.                                40           73,994
Ciba Specialty Chemicals AG (a)                     600           71,448
Nestle, SA                                           50           74,904
Novartis AG                                         100          162,196
Zurich Versicherungs-Gesellschaft                   200           95,264
                                                             ------------
                                                                 477,806


B-31


GROWTH INVESTORS PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UNITED KINGDOM-3.5%
BAA Plc                                          10,000      $    81,796
BPB Plc                                          20,000          111,690
British Petroleum Co. Plc                         4,007           53,007
Compass Group Plc                                10,000          123,023
SmithKline Beecham Plc                           12,000          123,680
Tomkins Plc                                       9,000           42,574
United News Media Plc                             4,000           45,530
                                                             ------------
                                                                 581,300

Total Foreign Investments
  (cost $3,784,640)                                            3,760,272
Total Common & Preferred Stocks
  (cost $10,810,183)                                          11,839,485

U.S. GOVERNMENT & AGENCIES-15.5%
Federal Home Loan Bank
  7.00%, 8/01/11                                   $ 73           74,860
Federal National Mortgage Assn.
  6.00%, 4/01/11                                     87           85,273
  6.50%, 12/01/10                                    58           58,128
  7.00%, 12/01/11                                    45           45,718
  7.00%, 4/01/26                                     77           77,945
U.S. Treasury Bond
  6.125%, 11/15/27                                  275          282,606
U.S. Treasury Notes
  6.00%, 8/15/00                                    200          201,438
  6.25%, 4/30/01                                     50           50,781
  6.375%, 5/15/99                                   390          393,596
  6.50%, 8/31/01                                    275          281,831
  6.50%, 5/31/02                                    795          818,230
  6.875%, 5/15/06                                   190          203,300
Total U.S. Government & Agencies
  (cost $2,545,915)                                            2,573,706


                                              PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-2.8%
BANKING-1.1%
ABN Amro Bank NV Chicago
  7.125%, 6/18/07                                $  100      $   104,952
Dime Capital Trust I Series  A
  9.33%, 5/06/27                                     75           84,342
                                                             ------------
                                                                 189,294

FINANCIAL-0.5%
United Companies Financial Corp.
  8.375%, 7/01/05                                    80           82,371

INDUSTRIAL-1.2%
Auburn Hills Trust
  12.00%, 5/01/20                                    50           79,496
Time Warner, Inc.
  9.125%, 1/15/13                                   100          119,685
                                                             ------------
                                                                 199,181

Total Corporate Debt Obligations
  (cost $451,788)                                                470,846

SHORT-TERM INVESTMENT-9.7%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $1,599,733)                     1,600        1,599,733

TOTAL INVESTMENTS -99.3%
  (cost $15,407,619)                                          16,483,770
Other assets less liabilities-0.7%                               116,140

NET ASSETS-100%                                              $16,599,910


(a)  Non-income producing security.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-32


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS-84.9%
TECHNOLOGY-83.5%
COMMUNICATIONS EQUIPMENT-9.0%
Ericsson (L.M.) Telephone Co. Cl.B (ADR) (a)     26,900      $ 1,004,547
Lucent Technologies, Inc.                        10,900          870,638
Motorola, Inc.                                   10,180          580,896
Nokia Corp. (ADR) (b)                            28,200        1,974,000
PairGain Technologies, Inc. (c)                  16,000          310,500
Tellabs, Inc. (c)                                27,790        1,466,791
                                                             ------------
                                                               6,207,372

COMPUTER HARDWARE-10.6%
Apex PC Solutions, Inc. (c)                      15,800          341,675
COMPAQ Computer Corp.                            57,000        3,216,937
Dell Computer Corp. (c)                          41,550        3,491,498
Sun Microsystems, Inc. (c)                        7,000          279,563
                                                             ------------
                                                               7,329,673

COMPUTER PERIPHERALS-0.8%
Iomega Corp. (c)                                 43,200          537,300

COMPUTER SERVICES-9.4%
Computer Sciences Corp. (c)                      17,300        1,444,550
DST Systems, Inc. (c)                            19,925          850,548
ETRADE Group, Inc. (c)                            6,500          149,703
First Data Corp.                                 23,200          678,600
Fiserv, Inc. (c)                                 11,900          586,075
Galileo International, Inc.                      13,900          383,988
Gartner Group, Inc. Cl.A (c)                     26,200          977,587
PMT Services, Inc. (c)                           12,400          173,213
Registry, Inc. (c)                                8,270          382,488
SunGard Data Systems, Inc. (c)                   29,200          905,200
                                                             ------------
                                                               6,531,952

COMPUTER SOFTWARE-14.7%
Cadence Design Systems, Inc (c)                  35,000          857,500
Concord Communications, Inc. (c)                  1,100           22,619
HBO & Co.                                        49,000        2,350,469
I2 Technologies, Inc. (c)                         4,000          211,125
Industri-Matematik International Corp. (c)       15,800          467,087
J.D. Edwards & Co. (c)                            8,400          249,375
Microsoft Corp. (c)                              12,000        1,550,625
Networks Associates, Inc. (c)                    22,600        1,192,856
New Era of Networks, Inc. (c)                     3,700           40,700
Oracle Corp. (c)                                 44,250          985,945
Pegasystems, Inc. (c)                            17,500          351,641
PeopleSoft, Inc. (c)                             49,000        1,904,875
SCM Microsystems, Inc. (c)                          900           21,431
                                                             ------------
                                                              10,206,248

NETWORKING SOFTWARE-11.9%
3Com Corp. (c)                                   17,800          621,331
Bay Networks, Inc. (c)                           72,890        1,863,251
Cisco Systems, Inc. (c)                          66,600        3,717,112
Fore Systems (c)                                 85,000        1,296,250
Newbridge Networks Corp. (c)                     21,000          732,375
                                                             ------------
                                                               8,230,319

SEMI-CONDUCTOR CAPITAL EQUIPMENT-4.4%
Applied Materials, Inc. (c)                      54,800        1,649,137
Silicon Valley Group, Inc. (c)                   26,600          605,150
Teradyne, Inc. (c)                               25,800          825,600
                                                             ------------
                                                               3,079,887

SEMI-CONDUCTOR COMPONENTS-16.1%
Altera Corp. (c)                                 59,500        1,972,797
Atmel Corp. (c)                                  21,000          390,469
Cirrus Logic, Inc. (c)                           90,000          959,062
Intel Corp.                                      28,500        2,001,234
KLA-Tencor Corp. (c)                             21,600          833,625
Microchip Technology, Inc. (c)                   26,720          803,270
National Semiconductor Corp. (c)                 39,300        1,019,344
PMC-Sierra, Inc. (c)                             19,700          614,394
Taiwan Semiconductor Manufacturing Co.,
  Ltd. (ADR) (c) (d)                             68,500        1,245,844
Texas Instruments, Inc.                          14,100          634,500
Xilinx, Inc. (c)                                 20,000          700,000
                                                             ------------
                                                              11,174,539

MISCELLANEOUS-6.6%
Ingram Micro, Inc. Cl.A (c)                      27,500          800,938
Sanmina Corp. (c)                                23,400        1,592,662
Solectron Corp. (c)                              37,900        1,575,219
Tech Data Corp. (c)                              14,800          577,200
                                                             ------------
                                                               4,546,019
                                                             ------------
                                                              57,843,309

UTILITIES-1.0%
TELEPHONE UTILITY-1.0%
WorldCom, Inc. (c)                               22,700          687,385

CONSUMER SERVICES-0.4%
MISCELLANEOUS-0.4%
Equifax, Inc.                                     8,000          283,500
Total Common Stocks
  (cost $53,422,945)                                          58,814,194


B-33


TECHNOLOGY PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)      U.S. $ VALUE
-------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-14.2%
COMMERCIAL PAPER-14.2%
American Express Credit Corp.
  5.85%, 1/02/98                                 $2,480      $ 2,479,597
Ford Motor Credit Corp.
  5.80%, 1/14/98                                  3,000        2,993,716
General Electric Capital Corp.
  5.95%, 1/12/98                                  2,000        1,996,364
Prudential Funding Corp.
  5.85%, 1/07/98                                  2,360        2,357,699
Total Short-Term Investments
  (amortized cost $9,827,376)                                  9,827,376

TOTAL INVESTMENTS-99.1%
  (cost $63,250,321)                                         $68,641,570
Other assets less liabilities-0.9%                               598,263

NET ASSETS-100%                                              $69,239,833


(a)  Country of origin--Sweden.

(b)  Country of origin--Finland.

(c)  Non-income producing security.

(d)  Country of origin--Taiwan.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-34


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS& OTHER INVESTMENTS-89.8%
CONSUMER PRODUCTS & SERVICES-27.5%
ADVERTISING-1.3%
Princeton Video Image, Inc. (a)                  12,100      $   111,169
Snyder Communications, Inc. (a)                  17,500          638,750
                                                             ------------
                                                                 749,919

AIRLINES-6.3%
Alaska Air Group, Inc. (a)                       29,100        1,127,625
America West Airlines, Inc. Cl.B (a)             21,600          402,300
Continental Airlines, Inc. (a)                   39,100        1,881,687
Trans World Airlines, Inc. (a)                   28,600          289,575
                                                             ------------
                                                               3,701,187

APPAREL-4.1%
Nautica Enterprises, Inc. (a)                    24,900          585,150
St. John Knits, Inc.                             10,000          400,000
Tommy Hilfiger Corp. (a)                         23,300          818,412
Wolverine World Wide, Inc.                       28,600          647,075
                                                             ------------
                                                               2,450,637

BROADCASTING & CABLE-0.9%
Sinclair Broadcast Group, Inc. Cl.A (a)          11,400          527,963

ENTERTAINMENT & LEISURE-1.6%
Bally Total Fitness Holding Corp. (a)            22,100          482,056
Signature Resorts, Inc. (a)                      22,400          491,400
                                                             ------------
                                                                 973,456

RESTAURANTS & LODGING-1.5%
Extended Stay America, Inc. (a)                  20,035          249,186
Florida Panthers Holdings, Inc. Cl.A             16,700          288,075
Suburban Lodges of America, Inc. (a)             24,600          328,256
                                                             ------------
                                                                 865,517

RETAILING-11.4%
Avis Rent A Car, Inc. (a)                        24,800          792,050
Brylane, Inc. (a)                                 8,800          433,400
Budget Group, Inc. (a)                           35,400        1,223,512
Circuit City Stores, Inc. - Car Max Group (a)    62,500          562,500
Furniture Brands International, Inc.             27,900          571,950
Industrie Natuzzi SpA (ADR) (b)                  27,800          573,375
Movado Group, Inc.                               19,400          446,200
Pacific Sunwear of California (a)                16,950          504,262
Pep Boys - Manny, Moe & Jack                     12,900          307,988
PETsMART, Inc.                                   14,800          106,838
The Finish Line, Inc. (a)                        29,800          392,988
Tiffany & Co. (a)                                18,600          670,762
United Rentals, Inc. (a)                         10,100          195,056
                                                             ------------
                                                               6,780,881

MISCELLANEOUS-0.4%
Central Garden & Pet Company (a)                  9,800          258,475
                                                             ------------
                                                              16,308,035

BASIC INDUSTRIES-18.9%
CONTAINERS-1.8%
Ivex Packaging Corp.                             22,500          540,000
U.S. Can Corp. (a)                               30,300          511,312
                                                             ------------
                                                               1,051,312

ENVIRONMENTAL CONTROL-2.6%
American Disposal Services, Inc. (a)             15,300          559,406
Culligan Water Technologies, Inc. (a)            11,200          562,800
Superior Services, Inc. (a)                      15,700          458,244
                                                             ------------
                                                               1,580,450

METAL HARDWARE-2.3%
Bethlehem Steel Corp. (a)                       141,000        1,216,125
Steel Dynamics, Inc. (a)                          8,200          131,712
                                                             ------------
                                                               1,347,837

METALS & MINING-0.6%
Royal Oak Mines, Inc.                           226,200          353,438

TEXTILE PRODUCTS-3.6%
Mohawk Industries, Inc. (a)                      83,550        1,832,878
Novel Denim Holdings, Ltd. (a)                   17,100          337,725
                                                             ------------
                                                               2,170,603

TRANSPORTATION & SHIPPING-8.0%
Consolidated Freightways Corp. (a)               77,400        1,064,250
Genesee & Wyoming, Inc.                           8,600          207,475
Knightsbridge Tankers, Ltd.                      23,900          670,694
OMI Corp. (a)                                   180,600        1,659,262
Roadway Express, Inc.                            13,400          299,825
Teekay Shipping Corp.                            24,600          825,638
                                                             ------------
                                                               4,727,144
                                                             ------------
                                                              11,230,784


B-35


QUASAR PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
TECHNOLOGY-16.3%
AEROSPACE & DEFENSE-1.2%
Gulfstream Aerospace Corp.                       24,300      $   710,775
COMMUNICATION EQUIPMENT-1.4%
Comverse Technology, Inc. (a)                    21,800          847,475

COMPUTER HARDWARE-0.7%
Hadco Corp.                                       9,200          416,588

COMPUTER PERIPHERALS-0.5%
ENCAD, Inc. (a)                                  10,700          296,925

COMPUTER SOFTWARE & SERVICES-4.4%
CDW Computer Centers, Inc. (a)                   17,900          933,037
Checkfree Corp. (a)                              24,000          652,500
DBT Online, Inc. (a)                             31,500          785,531
QAD, Inc. (a)                                    20,200          256,288
                                                             ------------
                                                               2,627,356

NETWORKING SOFTWARE-1.2%
Registry, Inc. (a)                               14,720          680,800

SEMI-CONDUCTOR EQUIPMENT-1.8%
Actel Corp. (a)                                   7,500           95,156
Applied Micro Circuits Corp. (a)                 27,000          335,813
PMC-Sierra, Inc. (a)                             19,400          605,037
                                                             ------------
                                                               1,036,006

TELECOMMUNICATIONS-5.1%
Globecomm Systems, Inc.                          20,900          236,431
GST Telecommunications, Inc                      22,200          263,625
Millicom International Cellular, SA (a) (c)      28,100        1,050,238
Telephone and Data Systems, Inc.                 31,800        1,480,687
                                                             ------------
                                                               3,030,981
                                                             ------------
                                                               9,646,906

HEALTH CARE-11.1%
BIOTECHNOLOGY-8.4%
AutoCyte, Inc. (a)                               28,500          204,844
Centocor, Inc. (a)                               36,700        1,224,862
Corixa Corp. (a)                                 20,300          183,334
GelTex Pharmaceuticals, Inc.                     53,410        1,422,041
Gensia Sicor, Inc.                               18,700          108,109
Inhale Therapeutic Systems                        1,000           25,875
MedImmune, Inc.                                  21,300          915,900
Neurex Corp. (a)                                 59,400          822,319
Novoste Corp. (a)                                 3,500           78,313
                                                             ------------
                                                               4,985,597

DRUGS, HOSPITAL SUPPLIES & MEDICAL SERVICES-2.7%
Mid Atlantic Medical Services, Inc.              34,900          444,975
National Surgery Centers, Inc. (a)               30,200          790,863
Synetic, Inc. (a)                                10,400          384,150
                                                             ------------
                                                               1,619,988
                                                             ------------
                                                               6,605,585

ENERGY-7.0%
OIL & GAS SERVICES-7.0%
Costilla Energy, Inc. (a)                         6,600           73,837
Oceaneering International, Inc. (a)              31,400          620,150
Parker Drilling Co. (a)                         113,200        1,379,625
Rowan Companies, Inc.                            19,400          591,700
Southern Union Co. (a)                           28,025          669,097
Valero Energy Corp.                              25,700          807,944
                                                             ------------
                                                               4,142,353

FINANCIAL SERVICES-6.0%
REAL ESTATE-4.7%
CCA Prison Realty Trust                           9,900          441,788
Chelsea GCA Realty, Inc.                         23,200          885,950
Glenborough Realty Trust, Inc.                   18,500          548,062
Security Capital Group, Inc. Cl.B (a)            27,900          906,750
                                                             ------------
                                                               2,782,550

OTHER-1.3%
International Alliance
  warrants, expiring 1/01/49 (a)                  9,700           75,321
International Alliance Services, Inc.            38,800          669,300
                                                             ------------
                                                                 744,621
                                                             ------------
                                                               3,527,171

CONSUMER MANUFACTURING-1.9%
AUTO & RELATED-1.9%
Miller Industries, Inc. (a)                      61,450          660,588
Monaco Coach Corp. (a)                           17,600          442,200
                                                             ------------
                                                               1,102,788


B-36


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
UTILITIES-1.1%
TELEPHONE UTILITY-1.1%
ACC Corp. (a)                                    12,800      $   648,000
Total Common Stocks & Other Investments
  (cost $52,984,268)                                          53,211,622

SHORT-TERM INVESTMENT-9.4%
U.S. GOVERNMENT & AGENCY-9.4%
Federal Home Loan Mortgage Corp.
  6.00%, 1/02/98
  (amortized cost $5,599,067)                    $5,600        5,599,067

TOTAL INVESTMENTS-99.2%
  (cost $58,583,335)                                         $58,810,689
Other assets less liabilities-0.8%                               466,479

NET ASSETS-100%                                              $59,277,168


(a)  Non-income producing security.

(b)  Country of origin--Luxembourg.

(c)  Country of origin--Italy.

     See Glossary of Terms on page B-40.

     See Notes to Financial Statements.


B-37


REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON STOCKS & OTHER INVESTMENTS-97.1%
REAL ESTATE INVESTMENT TRUSTS-97.0%
APARTMENTS-12.5%
Ambassador Apartments, Inc.                       4,100      $    84,306
Avalon Properties, Inc.                          10,300          318,656
Bay Apartment Communities, Inc.                   7,900          308,100
Essex Property Trust, Inc.                       17,300          605,500
Security Capital Pacific Trust                   16,400          397,700
                                                             ------------
                                                               1,714,262

DIVERSIFIED-6.8%
Glenborough Realty Trust, Inc.                   20,500          607,312
Golf Trust of America, Inc.                      10,900          316,100
                                                             ------------
                                                                 923,412

HOTELS & RESTAURANTS-16.8%
American General Hospitality Corp.               13,800          369,150
Innkeepers USA Trust                             24,600          381,300
ITT Corp.                                         2,000          165,750
Patriot American Hospitality, Inc.               20,800          599,300
Starwood Lodging Trust                            8,600          497,725
Sunstone Hotel Investors, Inc.                   16,300          281,175
                                                             ------------
                                                               2,294,400

OFFICE-19.2%
Arden Realty Group, Inc.                         13,500          415,125
Crescent Real Estate Equities Co.                13,800          543,375
Equity Office Properties Trust                   21,266          671,208
Great Lakes REIT, Inc.                            6,800          132,175
Mack-Cali Realty Corp.                            8,600          352,600
SL Green Realty Corp.                            19,700          510,969
                                                             ------------
                                                               2,625,452

OFFICE - INDUSTRIAL MIX-15.6%
Brandywine Realty Trust                          18,800          472,350
Duke Realty Investments, Inc.                    12,500          303,125
Highwoods Properties, Inc.                       13,100          487,156
Reckson Associates Realty Corp.                  16,200          411,075
Spieker Properties, Inc.                         10,800          463,050
                                                             ------------
                                                               2,136,756


                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------
REGIONAL MALLS-5.7%
Macerich Co.                                     14,100      $   401,850
Mills Corp.                                      15,200          372,400
                                                             ------------
                                                                 774,250

SHOPPING CENTERS-11.2%
Entertainment Properties Trust                   12,500          242,188
Excel Realty Trust, Inc.                         11,900          374,850
IRT Property Co.                                 14,100          166,556
Pacific Retail Trust Co. (a)                     19,000          247,000
Pan Pacific Retail Properties, Inc.              23,800          508,725
                                                             ------------
                                                               1,539,319

STORAGE-3.9%
Public Storage, Inc.                             18,200          534,625

WAREHOUSE & INDUSTRIAL-5.3%
Meridian Industrial Trust, Inc.                  13,500          344,250
Security Capital Industrial Trust                15,500          385,563
                                                             ------------
                                                                 729,813
                                                             ------------
                                                              13,272,289

REAL ESTATE DEVELOPMENT & MANAGEMENT-0.1%
Crescent Operating, Inc. (a)                        750           18,328
Security Capital Group, Inc.
  warrants, expiring 9/18/98 (a)                    498            2,615
                                                             ------------
                                                                  20,943

Total Common Stocks & Other Investments
  (cost $12,260,771)                                          13,293,232

SHORT-TERM INVESTMENT-3.2%
TIME DEPOSIT-3.2%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $443,000)                                  $443          443,000

TOTAL INVESTMENTS-100.3%
  (cost $12,703,771)                                          13,736,232
Other assets less liabilities-(0.3%)                             (42,175)

NET ASSETS-100%                                              $13,694,057


(a)  Non-income producing security.

     See Notes to Financial Statements.


B-38


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               PRINCIPAL
                                                 AMOUNT
                                                  (000)     U.S. $ VALUE
-------------------------------------------------------------------------
CORPORATE DEBT OBLIGATIONS-77.6%
BUILDING PRODUCTS-0.9%
American Architectural Products Corp.
  11.75%, 12/01/07 (a)                              $10      $    10,150

BUSINESS SERVICES-3.5%
Dialog Corp. Plc
  11.00%, 11/15/07 (a)                               10           10,425
International Logistics, Ltd.
  9.75%, 10/15/07 (a)                                10            9,950
TSF Communications Corp.
  10.375%, 11/01/07 (a)                              20           19,900
                                                             ------------
                                                                  40,275

CABLE-0.9%
Northland Cable Television
  10.25%, 11/15/07 (a)                               10           10,575

CHEMICALS-1.8%
AEP Industries, Inc.
  9.875%, 11/15/07 (a)                               10           10,300
Climachem, Inc.
  10.75%, 12/01/07 (a)                               10           10,350
                                                             ------------
                                                                  20,650

COMMUNICATIONS-4.0%
Globalstar LP
  10.75%, 11/01/04 (a)                               10            9,800
Iridium Capital Corp. LLC
  14.00%, 7/15/05 (b)                                10           10,850
Telex Communications, Inc.
  10.50%, 5/01/07                                    25           24,825
                                                             ------------
                                                                  45,475

CONSUMER MANUFACTURING-0.8%
Pen-Tab Industries
  10.875%, 2/01/07                                   10            9,650

ENERGY-3.1%
Newpark Resources, Inc.
  8.625%, 12/15/07 (a)                               25           25,375
Transamerican Energy Corp.
  11.50%, 6/15/02 (a)                                10            9,850
                                                             ------------
                                                                  35,225

ENTERTAINMENT & LEISURE-0.9%
Livent, Inc.
  9.375%, 10/15/04 (a)                               10           10,050

FINANCIAL-8.9%
American Banknote Corp.
  11.25%, 12/01/07                                   25           25,063
Emergent Group, Inc.
  10.75%, 9/15/04                                    25           24,937
Metris Companies, Inc.
  10.00%, 11/01/04 (a)                               50           51,000
                                                             ------------
                                                                 101,000

FOOD/BEVERAGES-6.2%
Cuddy International Corp.
  10.75%, 12/01/07 (a)                               10           10,175
Imperial Holly Corp.
  9.75%, 12/15/07 (a)                                25           25,156
Iowa Select Farms
  10.75%, 12/01/05 (a)                               10           10,313
Richmont Marketing Specialist
  10.125%, 12/15/07 (a)                              25           25,375
                                                             ------------
                                                                  71,019

HEALTHCARE-4.5%
Kinetic Concepts, Inc.
  9.625%, 11/01/07 (a)                               50           51,062

INDUSTRIAL-7.1%
Bucyrus International, Inc.
  9.75%, 9/15/07                                     20           20,200
Scotsman Industries, Inc.
  8.625%, 12/15/07                                   25           25,000
Scovill Fasteners
  11.25%, 11/30/07 (a)                               10           10,250
Walbro Corp.
  10.125%, 12/15/07 (a)                              25           25,625
                                                             ------------
                                                                  81,075

MEDIA-3.2%
Perry-Judd, Inc.
  10.625%, 12/15/07 (a)                              25           26,000
Transwestern Publishing Co. LP
  9.625%, 11/15/07 (a)                               10           10,450
                                                             ------------
                                                                  36,450

METAL / MINERALS-4.3%
Acme Metals, Inc.
  10.875%, 12/15/07 (a)                              25           24,719
Wheeling-Pittsburgh Steel Corp.
  9.25%, 11/15/07 (a)                                25           24,250
                                                             ------------
                                                                  48,969

PAPER / PACKAGING-5.3%
Amscan Holdings, Inc.
  9.875%, 12/15/07 (a)                               25           25,500
Doman Industries, Ltd.
  9.25%, 11/15/07 (a)                                10            9,800
Stone Container Corp.
  12.25%, 4/01/02                                    25           25,500
                                                             ------------
                                                                  60,800


B-39


HIGH YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                PRINCIPAL
                                                  AMOUNT
                                                   (000)    U.S. $ VALUE
-------------------------------------------------------------------------
RETAIL-3.9%
Big 5 Corp.
  10.875%, 11/15/07 (a)                             $10      $    10,000
Maxim Group, Inc.
  9.25%, 10/15/07 (a)                                25           24,938
United Auto Group, Inc.
  11.00%, 7/15/07 (a)                                10            9,900
                                                             ------------
                                                                  44,838

SUPERMARKET / DRUG-2.2%
Pueblo Xtra International
  9.50%, 8/01/03                                     15           14,325
The Pantry, Inc.
  10.25%, 10/15/07 (a)                               10           10,250
                                                             ------------
                                                                  24,575

TECHNOLOGY-7.6%
Axiohm, Inc.
  9.75%, 10/01/07 (a)                                50           51,125
Concentric Network Corp.
  12.75%, 12/15/07                                   25           25,687
Details, Inc.
  10.00%, 11/15/05 (a)                               10           10,275
                                                             ------------
                                                                  87,087

TEXTILE PRODUCTS-3.2%
Pillowtex Corp.
  9.00%, 12/15/07 (a)                                25           25,625
Worldtex, Inc.
  9.625%, 12/15/07 (a)                               10           10,350
                                                             ------------
                                                                  35,975

TRANSPORTATION-3.1%
Panoceanic Bulk Carriers, Ltd.
  12.00%, 12/15/07 (a)                             $ 10           $9,900
Ryder TRS, Inc.
  10.00%, 12/01/06                                   25           25,125
                                                             ------------
                                                                  35,025

UTILITY-2.2%
Trench Electric & Trench, Inc.
  10.25%, 12/15/07 (a)                               25           25,438
Total Corporate Debt Obligations
  (cost $873,805)                                                885,363

SHORT-TERM INVESTMENT-18.4%
TIME DEPOSIT-18.4%
State Street Bank and Trust Co.
  5.25%, 1/02/98
  (cost $210,000)                                   210          210,000

TOTAL INVESTMENTS-96.0%
  (cost $1,083,805)                                            1,095,363
Other assets less liabilities-4.0%                                45,992

NET ASSETS-100%                                               $1,141,355


(a) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally applied to certain qualified buyers. At December 31, 1997, the aggregate market value of these securities amounted to $654,201 or 57.3% of net assets.

(b) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

     Glossary of Terms:
     ADR   - American Depositary Receipts
     FLIRB - Front Load Interest Reduction Bond
     FNMA  - Federal National Mortgage Association
     FRN   - Floating Rate Note
     GDR   - Global Depositary Receipts
     GDS   - Global Depositary Shares
     IAN   - Interest Arrears Note
     IRB   - Interest Reduction Bond
     PDI   - Past Due Interest
     pfd.  - Preferred Stock
     RNC   - Non Convertible Saving Share

     See Notes to Financial Statements.


B-40


STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                           GROWTH       SHORT-TERM
                                        PREMIER GROWTH   GLOBAL BOND     AND INCOME    MULTI-MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $379,845,622, $21,876,330,
    $220,961,778 and $6,242,555,
    respectively)                        $469,955,845   $ 21,763,934   $249,328,049    $ 5,961,640
  Cash, at value (cost $668, $43,596,
    $515 and $206,018, respectively)              668         43,141            515        206,018
  Receivable for investment
    securities sold                         1,769,566             -0-     1,835,905             -0-
  Receivable for capital stock sold           647,310         13,185         22,028             10
  Dividends receivable                        492,359             -0-       438,608             -0-
  Interest receivable                             195        419,697             27        175,486
  Unrealized appreciation of forward
    exchange currency contracts                    -0-       124,654             -0-       160,399
  Total assets                            472,865,943     22,364,611    251,625,132      6,503,553

LIABILITIES
  Advisory fee payable                        316,787          8,303        128,938          2,995
  Payable for capital stock redeemed           89,007        147,985         86,517          7,121
  Payable for investment securities
    purchased                                      -0-            -0-     1,137,929             -0-
  Accrued expenses                            134,044         13,978         70,153          4,005
  Total liabilities                           539,838        170,266      1,423,537         14,121

NET ASSETS                               $472,326,105   $ 22,194,345   $250,201,595    $ 6,489,432

COMPOSITION OF NET ASSETS
  Capital stock, at par                  $     22,504   $      1,999   $     12,553    $       614
  Additional paid-in capital              389,213,455     21,846,305    191,694,750      7,269,654
  Undistributed net investment income         594,942        229,154      2,192,351        473,715
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions          (7,615,019)       108,075     27,935,659     (1,130,586)
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities     90,110,223          8,812     28,366,282       (123,965)
                                         $472,326,105   $ 22,194,345   $250,201,595    $ 6,489,432

  Shares of capital stock outstanding      22,504,318      1,999,231     12,552,817        613,666
  Net asset value per share              $      20.99   $      11.10   $      19.93    $     10.57


See Notes to Financial Statements.


B-41


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        U.S. GOVERNMENT
                                         /HIGH GRADE
                                          SECURITIES     TOTAL RETURN  INTERNATIONAL   MONEY MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $35,016,067, $39,116,803,
    $58,656,226 and $67,142,921,
    respectively)                         $35,677,712    $42,625,882    $59,500,779    $67,142,921
  Cash, at value (cost $201, $182,
    $644,199 and $55,023, respectively)           201            182        641,669         55,023
  Interest receivable                         563,570        253,530            507         54,094
  Receivable for capital stock sold            11,946         11,707          8,007        901,623
  Dividends receivable                          1,181         44,916         87,258             -0-
  Receivable for investment
    securities sold                                -0-       162,908        226,457             -0-
  Unrealized appreciation of forward
    exchange currency contracts                    -0-            -0-       698,285             -0-
  Total assets                             36,254,610     43,099,125     61,162,962     68,153,661

LIABILITIES
  Payable for capital stock redeemed           21,990         14,023        357,794        198,635
  Advisory fee payable                         18,040         22,034         32,681         30,817
  Payable for investment securities
    purchased                                      -0-       124,155             -0-            -0-
  Dividends payable                                -0-            -0-            -0-       316,379
  Accrued expenses                             16,802         18,944         62,089         24,009
  Total liabilities                            56,832        179,156        452,564        569,840

NET ASSETS                                $36,197,778    $42,919,969    $60,710,398    $67,583,821

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     3,034    $     2,537    $     4,042    $    67,583
  Additional paid-in capital               33,468,495     34,796,439     57,503,795     67,515,833
  Undistributed net investment income       1,860,125        822,392        242,000          1,046
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions             204,479      3,789,522      1,419,480           (641)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                           661,645      3,509,079      1,541,081             -0-
                                          $36,197,778    $42,919,969    $60,710,398    $67,583,821

  Shares of capital stock outstanding       3,033,854      2,536,298      4,042,053     67,584,219
  Net asset value per share               $     11.93    $     16.92    $     15.02    $      1.00


See Notes to Financial Statements.


B-42


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                        NORTH AMERICAN
                                         GLOBAL DOLLAR    GOVERNMENT
                                           GOVERNMENT       INCOME    UTILITY INCOME      GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $15,312,083, $29,501,391,
    $15,967,299 and $189,215,765,
    respectively)                         $15,239,598    $30,410,686    $20,305,384   $243,072,486
  Cash, at value (cost $203, $675,
    $22,476 and $363,513, respectively)           203            675         22,473        363,513
  Receivable for investment
    securities sold                           400,240         57,355             -0-        88,393
  Interest receivable                         292,531        222,482          1,760         50,707
  Deferred organization expenses                4,449          5,744          4,137          3,402
  Unrealized appreciation of forward
    exchange currency contracts                    -0-         4,138             -0-            -0-
  Dividends receivable                             -0-            -0-        42,913        255,741
  Receivable for capital stock sold                -0-            -0-        15,773         98,136
  Total assets                             15,937,021     30,701,080     20,392,440    243,932,378

LIABILITIES
  Payable for investment securities
    purchased                                 525,850             -0-            -0-     7,660,848
  Payable for capital stock redeemed           16,714        167,262         29,349        176,625
  Advisory fee payable                          3,553          5,322         11,927        146,116
  Accrued expenses                             12,460         21,995          4,158         73,804
  Total liabilities                           558,577        194,579         45,434      8,057,393

NET ASSETS                                $15,378,444    $30,506,501    $20,347,006   $235,874,985

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     1,050    $     2,353    $     1,298   $     10,521
  Additional paid-in capital               13,698,404     27,237,510     15,333,594    165,726,908
  Undistributed net investment income       1,013,027      2,082,356        461,439        684,284
  Accumulated net realized gain on
    investments and foreign
    currency transactions                     738,448        271,275        212,592     15,596,551
  Net unrealized appreciation
    (depreciation) of investments
    and foreign currency
    denominated assets and liabilities        (72,485)       913,007      4,338,083     53,856,721
                                          $15,378,444    $30,506,501    $20,347,006   $235,874,985

  Shares of capital stock outstanding       1,050,053      2,352,683      1,298,346     10,521,215
  Net asset value per share               $     14.65    $     12.97    $     15.67   $      22.42


See Notes to Financial Statements.


B-43


STATEMENTS OF ASSETS AND LIABILITIES
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE      GROWTH
                                         PRIVATIZATION    INVESTORS      INVESTORS     TECHNOLOGY
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $40,869,970, $28,753,388,
    $15,407,619 and $63,250,321,
    respectively)                         $41,769,107    $29,946,673    $16,483,770    $68,641,570
  Cash, at value (cost $50,351,
    $92,235, $74,516 and $52,750,
     respectively)                             50,029         91,849         74,531         52,750
  Receivable for investment
    securities sold                           340,238          4,683          7,021        519,124
  Dividends receivable                         81,815          8,842         12,253          5,573
  Receivable for capital stock sold            38,983             -0-         5,985         90,474
  Deferred organization expenses                3,446          3,638          3,638         13,179
  Interest receivable                             792        182,360         34,776             -0-
  Receivable from Adviser                          -0-         2,345             -0-            -0-
  Total assets                             42,284,410     30,240,390     16,621,974     69,322,670

LIABILITIES
  Payable for investment securities
    purchased                                 416,006             50             -0-            -0-
  Advisory fee payable                          8,844             -0-         2,490         45,391
  Payable for capital stock redeemed            4,461         11,882          3,841          2,454
  Accrued expenses                             37,134         32,077         15,733         34,992
  Total liabilities                           466,445         44,009         22,064         82,837

NET ASSETS                                $41,817,965    $30,196,381    $16,599,910    $69,239,833

COMPOSITION OF NET ASSETS
  Capital stock, at par                   $     2,945    $     2,305    $     1,155    $     5,910
  Additional paid-in capital               38,366,241     26,776,245     13,976,715     66,298,024
  Undistributed net investment income         502,310        973,022        202,165         86,270
  Accumulated net realized gain
    (loss) on investments and
    foreign currency transactions           2,052,094      1,252,054      1,343,830     (2,541,620)
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                           894,375      1,192,755      1,076,045      5,391,249
                                          $41,817,965    $30,196,381    $16,599,910    $69,239,833

  Shares of capital stock outstanding       2,944,708      2,304,722      1,154,452      5,910,211
  Net asset value per share               $     14.20    $     13.10    $     14.38    $     11.72


See Notes to Financial Statements.


B-44


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                   REAL ESTATE
                                        QUASAR       INVESTMENT     HIGH YIELD
                                      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    -------------  -------------  -------------
ASSETS
  Investments in securities, at value
    (cost $58,583,335, $12,703,771
    and $1,083,805, respectively)    $58,810,689    $13,736,232     $1,095,363
  Cash, at value (cost $164,628,
    $955 and $508, respectively)         164,628            955            508
  Receivable for investment
    securities sold                    1,273,105         18,404             -0-
  Receivable for capital stock sold       59,740            200         31,160
  Deferred organization expenses          18,767         16,091             -0-
  Dividends receivable                     6,706         90,769             -0-
  Receivable from Adviser                     -0-         1,853          6,521
  Interest receivable                         -0-            65         12,085
  Total assets                        60,333,635     13,864,569      1,145,637

LIABILITIES
  Payable for investment
    securities purchased               1,003,660        120,361             -0-
  Advisory fee payable                    19,979             -0-            -0-
  Payable for capital stock redeemed      13,376         16,873             30
  Accrued expenses                        19,452         33,278          4,252
  Total liabilities                    1,056,467        170,512          4,282

NET ASSETS                           $59,277,168    $13,694,057     $1,141,355

COMPOSITION OF NET ASSETS
  Capital stock, at par              $     4,701    $     1,110     $      110
  Additional paid-in capital          53,776,345     12,293,375      1,121,749
  Undistributed net investment
    income                                45,520        287,942          7,694
  Accumulated net realized gain
    on investments and foreign
    currency transactions              5,223,248         79,169            244
  Net unrealized appreciation of
    investments and foreign
    currency denominated assets
    and liabilities                      227,354      1,032,461         11,558
                                     $59,277,168    $13,694,057     $1,141,355

  Shares of capital stock
    outstanding                        4,700,876      1,110,131        110,466
  Net asset value per share          $     12.61    $     12.34     $    10.33


See Notes to Financial Statements.


B-45


STATEMENTS OF OPERATIONS
YEAR ENDED DECEMBER 31, 1997             ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                             GROWTH     SHORT-TERM
                                       PREMIER GROWTH    GLOBAL BOND     AND INCOME   MULTI-MARKET
                                            PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $18,235, $0,
    $9,288 and $0, respectively)          $ 2,517,129     $       -0-   $ 3,122,096     $       -0-
  Interest                                    769,879      1,116,903        425,839        463,113
  Total investment income                   3,287,008      1,116,903      3,547,935        463,113

EXPENSES
  Advisory fee                              2,833,207        126,392      1,180,305         39,511
  Audit and legal                             123,356          4,374         56,713          2,267
  Custodian                                    82,134         60,967         69,869         54,874
  Printing                                     73,187          3,567         38,936            946
  Amortization of organization
    expenses                                    2,657             -0-            -0-            -0-
  Directors fees                                1,764          1,396          1,452          1,396
  Transfer agency                               1,176          1,007            968          1,003
  Miscellaneous                                 8,461          2,280          4,358          1,732
  Total expenses                            3,125,942        199,983      1,352,601        101,729
  Less: expense reimbursement                (434,465)       (17,683)            -0-       (33,958)
  Net expenses                              2,691,477        182,300      1,352,601         67,771
  Net investment income                       595,531        934,603      2,195,334        395,342

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                (6,667,622)       509,828     27,935,671        (18,594)
  Net realized gain (loss) on foreign
    currency transactions                          -0-    (1,061,111)            -0-       130,313
  Net change in unrealized
    appreciation (depreciation) of
    investments                            72,666,731       (186,705)    15,634,977       (282,434)
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                         -0-          (710)            -0-       100,899
  Net gain (loss) on investments           65,999,109       (738,698)    43,570,648        (69,816)

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                $66,594,640     $  195,905    $45,765,982     $  325,526


See Notes to Financial Statements.


B-46


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         U.S. GOVERNMENT
                                          /HIGH GRADE
                                           SECURITIES    TOTAL RETURN  INTERNATIONAL   MONEY MARKET
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                 $2,119,415     $  760,827     $  193,058     $3,890,830
  Dividends (net of foreign tax
    withheld of $0, $1,062, $110,684
    and $0, respectively)                       4,725        354,398        807,702             -0-
  Total investment income                   2,124,140      1,115,225      1,000,760      3,890,830

EXPENSES
  Advisory fee                                189,543        209,008        550,231        345,313
  Custodian                                    53,494         60,327        188,437         51,134
  Audit and legal                               6,340          8,674         18,615         20,859
  Printing                                      6,155          5,773         11,302         11,858
  Amortization of organization
    expenses                                    3,464          4,826          4,941          4,969
  Directors fees                                1,396          1,438          1,444          1,453
  Transfer agency                               1,005            997          1,088            884
  Miscellaneous                                 2,734          2,560          3,632          2,177
  Total expenses                              264,131        293,603        779,690        438,647
  Less: expense reimbursement                      -0-          (390)      (256,970)            -0-
  Net expenses                                264,131        293,213        522,720        438,647
  Net investment income                     1,860,009        822,012        478,040      3,452,183

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                   225,380      3,789,362      1,551,682           (298)
  Net realized gain (loss) on foreign
    currency transactions                      17,596             -0-      (248,359)            -0-
  Net change in unrealized
    appreciation of investments               571,200      1,754,576        118,113             -0-
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                    (12,381)            -0-        (1,267)            -0-
  Net gain (loss) on investments              801,795      5,543,938      1,420,169           (298)

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $2,661,804     $6,365,950     $1,898,209     $3,451,885


See Notes to Financial Statements.


B-47


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                       NORTH AMERICAN
                                         GLOBAL DOLLAR    GOVERNMENT
                                           GOVERNMENT       INCOME     UTILITY INCOME     GROWTH
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Interest                                 $1,139,769     $2,326,884     $   63,761    $   647,161
  Dividends (net of foreign tax
    withheld of $0, $0, $1,607 and
    $4,004, respectively)                       3,343             -0-       554,341      1,599,093
  Total investment income                   1,143,112      2,326,884        618,102      2,246,254

EXPENSES
  Advisory fee                                 97,176        162,844        122,569      1,393,231
  Custodian                                    55,709         74,016         37,975         74,475
  Audit and legal                               5,006         10,786          4,952         45,919
  Amortization of organization expenses         3,343          4,314          3,059          2,000
  Printing                                      2,248          4,555          3,515         38,877
  Directors fees                                1,396          1,384          1,762          1,444
  Transfer agency                               1,005          1,005          1,128            727
  Miscellaneous                                 1,739          2,101          2,199          1,942
  Total expenses                              167,622        261,005        177,159      1,558,615
  Less: expense reimbursement                 (44,532)       (23,002)       (21,907)            -0-
  Net expenses                                123,090        238,003        155,252      1,558,615
  Net investment income                     1,020,022      2,088,881        462,850        687,639

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on investment
    transactions                              739,413        277,640        259,000     15,669,717
  Net realized gain (loss) on foreign
    currency transactions                          -0-        15,299           (986)            -0-
  Net change in unrealized appreciation
    (depreciation) of investments            (463,672)      (227,280)     3,238,862     33,639,619
  Net change in unrealized appreciation
    (depreciation) of foreign currency
    denominated assets and liabilities             -0-       (16,635)            (2)            -0-
  Net gain on investments                     275,741         49,024      3,496,874     49,309,336

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $1,295,763     $2,137,905     $3,959,724    $49,996,975


See Notes to Financial Statements.


B-48


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                            WORLDWIDE    CONSERVATIVE     GROWTH
                                         PRIVATIZATION    INVESTORS      INVESTORS      TECHNOLOGY
                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO
                                         -------------  -------------  -------------  -------------
INVESTMENT INCOME
  Dividends (net of foreign tax
    withheld of $79,217, $4,607,
    $5,078 and $1,588, respectively)       $  707,801     $   80,090     $   94,064     $   33,141
  Interest                                    168,207      1,145,503        257,948        543,765
  Total investment income                     876,008      1,225,593        352,012        576,906

EXPENSES
  Advisory fee                                322,889        191,414         98,931        517,882
  Custodian                                   149,110        130,212        107,458         59,014
  Audit and legal                              15,465          5,584          9,968         19,740
  Printing                                      6,158          4,541          2,089         11,719
  Amortization of organization
    expenses                                    2,000          2,000          2,000          4,296
  Directors fees                                1,439          1,444          1,347          1,450
  Transfer agency                               1,006          1,005          1,394          1,006
  Miscellaneous                                 2,457          2,897          1,514          2,140
  Total expenses                              500,524        339,097        224,701        617,247
  Less: expense reimbursement                (193,781)       (96,640)       (99,387)      (125,260)
  Net expenses                                306,743        242,457        125,314        491,987
  Net investment income                       569,265        983,136        226,698         84,919

REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS AND FOREIGN
CURRENCY TRANSACTIONS
  Net realized gain (loss) on
    investment transactions                 2,105,312      1,312,334      1,375,441     (2,186,460)
  Net realized loss on foreign
    currency transactions                     (74,322)       (17,301)       (28,035)            -0-
  Net change in unrealized
    appreciation (depreciation)
    of investments                           (433,990)       470,046        334,877      3,331,455
  Net change in unrealized
    appreciation (depreciation) of
    foreign currency denominated
    assets and liabilities                     (5,034)          (386)            15             -0-
  Net gain on investments                   1,591,966      1,764,693      1,682,298      1,144,995

NET INCREASE IN NET ASSETS FROM
OPERATIONS                                 $2,161,231     $2,747,829     $1,908,996     $1,229,914


See Notes to Financial Statements.


B-49


STATEMENTS OF OPERATIONS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                      REAL ESTATE
                                         QUASAR      INVESTMENT     HIGH YIELD
                                       PORTFOLIO    PORTFOLIO(A)   PORTFOLIO(B)
                                     ------------   ------------   ------------
INVESTMENT INCOME
  Interest                            $  284,496     $   14,551     $    8,698
  Dividends (net of foreign
    tax withheld of $514, $0
    and $0, respectively)                102,551        323,414             -0-
  Total investment income                387,047        337,965          8,698

EXPENSES
  Advisory fee                           345,030         47,390            793
  Custodian                               81,564         56,855          5,300
  Printing                                22,582          3,024            192
  Audit and legal                         14,768          7,142          1,320
  Amortization of organization
    expenses                               5,216          3,909             -0-
  Directors fees                           1,375          1,442            278
  Transfer agency                            858            916            157
  Miscellaneous                            2,320            780            693
  Total expenses                         473,713        121,458          8,733
  Less: expense reimbursement           (145,934)       (71,435)        (7,729)
  Net expenses                           327,779         50,023          1,004
  Net investment income                   59,268        287,942          7,694

REALIZED AND UNREALIZED GAIN ON
INVESTMENTS AND FOREIGN CURRENCY
TRANSACTIONS
  Net realized gain on
    investment transactions            5,195,196         79,169            244
  Net change in unrealized
    appreciation of investments           79,213      1,032,461         11,558
  Net gain on investments              5,274,409      1,111,630         11,802

NET INCREASE IN NET ASSETS
FROM OPERATIONS                       $5,333,677     $1,399,572     $   19,496


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-50


STATEMENTS OF CHANGES
IN NET ASSETS                            ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        PREMIER GROWTH PORTFOLIO        GLOBAL BOND PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income               $    595,531    $   323,694    $   934,603    $   863,097
  Net realized gain (loss) on
    investments and foreign
    currency transactions               (6,667,622)      (442,478)      (551,283)       276,324
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                     72,666,731     14,126,172       (187,415)      (125,897)
  Net increase in net assets from
    operations                          66,594,640     14,007,388        195,905      1,013,524

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (324,686)      (316,135)      (945,935)    (1,035,617)
  Net realized gain on investments              -0-   (17,322,907)      (219,946)      (309,324)

CAPITAL STOCK TRANSACTIONS
  Net increase                         309,621,843     70,787,668      5,047,231      6,895,530
  Total increase                       375,891,797     67,156,014      4,077,255      6,564,113

NET ASSETS
  Beginning of year                     96,434,308     29,278,294     18,117,090     11,552,977
  End of year (including
    undistributed net investment
    income of $594,272, $323,427,
    $909,235 and $920,567,
    respectively)                     $472,326,105    $96,434,308    $22,194,345    $18,117,090


See Notes to Financial Statements.


B-51


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                          SHORT-TERM MULTI-
                                       GROWTH AND INCOME PORTFOLIO         MARKET PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income               $  2,195,334   $  1,277,693     $  395,342       $308,027
  Net realized gain on investments
    and foreign currency transactions   27,935,671      9,400,260        111,719         48,358
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign
    currency denominated assets
    and liabilities                     15,634,977      8,263,950       (181,535)       107,268
  Net increase in net assets from
    operations                          45,765,982     18,941,903        325,526        463,653

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                 (1,272,246)    (1,128,565)      (412,899)      (369,515)
  Net realized gain on investments      (9,150,387)   (11,815,383)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase (decrease)               88,128,841     78,738,622       (535,499)     3,866,088
  Total increase (decrease)            123,472,190     84,736,577       (622,872)     3,960,226

NET ASSETS
  Beginning of year                    126,729,405     41,992,828      7,112,304      3,152,078
  End of year (including
    undistributed net investment
    income of $2,192,336,
    $1,269,248, $329,344 and
    $346,901, respectively)           $250,201,595   $126,729,405     $6,489,432     $7,112,304


See Notes to Financial Statements.


B-52


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                       U.S. GOVERNMENT/HIGH GRADE
                                          SECURITIES PORTFOLIO         TOTAL RETURN PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $ 1,860,009    $ 1,425,623    $   822,012    $   480,735
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  242,976         (5,171)     3,789,362      1,019,837
  Net change in unrealized
    appreciation (depreciation) of
    investments and foreign currency
    denominated assets and
    liabilities                            558,819       (477,962)     1,754,576      1,338,504
  Net increase in net assets from
    operations                           2,661,804        942,490      6,365,950      2,839,076

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                 (1,409,036)      (621,506)      (480,826)       (88,093)
  Net realized gain on investments         (54,796)      (289,591)    (1,019,434)       (44,705)

CAPITAL STOCK TRANSACTIONS
  Net increase                           5,849,902     12,171,992     12,178,929     14,926,631
  Total increase                         7,047,874     12,203,385     17,044,619     17,632,909

NET ASSETS
  Beginning of year                     29,149,904     16,946,519     25,875,350      8,242,441
  End of year (including
    undistributed net investment
    income of $1,821,509,
    $1,370,536, $822,229
    and $481,043, respectively)        $36,197,778    $29,149,904    $42,919,969    $25,875,350


See Notes to Financial Statements.


B-53


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         INTERNATIONAL PORTFOLIO       MONEY MARKET PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS
  Net investment income                $   478,040    $   395,473    $ 3,452,183    $ 2,336,884
  Net realized gain (loss) on
    investments and foreign
    currency transactions                1,303,323        906,640           (298)          (343)
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                            116,846        684,246             -0-            -0-
  Net increase in net assets from
    operations                           1,898,209      1,986,359      3,451,885      2,336,541

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (523,610)      (155,834)    (3,452,183)    (2,336,884)
  Net realized gain on investments        (836,368)      (244,881)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                          15,848,071     26,196,817      2,814,828     36,677,326
  Total increase                        16,386,302     27,782,461      2,814,530     36,676,983

NET ASSETS
  Beginning of year                     44,324,096     16,541,635     64,769,291     28,092,308
  End of year (including
    undistributed net investment
    income of $416,539, $462,109,
    $1,046 and $1,046, respectively)   $60,710,398    $44,324,096    $67,583,821    $64,769,291


See Notes to Financial Statements.


B-54


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                               GLOBAL DOLLAR          NORTH AMERICAN GOVERNMENT
                                           GOVERNMENT PORTFOLIO            INCOME PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $ 1,020,022    $   481,784    $ 2,088,881    $ 1,243,424
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  739,413        745,244        292,939       (165,830)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                (463,672)       126,646       (243,915)       841,208
  Net increase in net assets from
    operations                           1,295,763      1,353,674      2,137,905      1,918,802

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (489,948)      (191,319)    (1,103,754)       (49,608)
  Net realized gain on investments        (742,125)       (13,292)            -0-        (3,969)

CAPITAL STOCK TRANSACTIONS
  Net increase                           6,467,348      3,920,248     12,776,700      7,552,498
  Total increase                         6,531,038      5,069,311     13,810,851      9,417,723

NET ASSETS
  Beginning of year                      8,847,406      3,778,095     16,695,650      7,277,927
  End of year (including
    undistributed net investment
    income of $1,013,027,
    $482,953, $2,062,913 and
    $1,077,786, respectively)          $15,378,444    $ 8,847,406    $30,506,501    $16,695,650


See Notes to Financial Statements.


B-55


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                        UTILITY INCOME PORTFOLIO          GROWTH PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   462,850    $   291,723   $    687,639   $    312,217
  Net realized gain (loss) on
    investments and foreign
    currency transactions                  258,014        (31,022)    15,669,717      6,454,479
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities               3,238,860        796,030     33,639,619     16,515,677
  Net increase in net assets from
    operations                           3,959,724      1,056,731     49,996,975     23,282,373

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (289,532)       (81,842)      (265,892)      (230,200)
  Net realized gain on investments              -0-      (155,981)    (6,564,799)    (1,507,259)

CAPITAL STOCK TRANSACTIONS
  Net increase                           1,820,021      7,787,344     54,020,810     71,923,266
  Total increase                         5,490,213      8,606,252     97,187,094     93,468,180

NET ASSETS
  Beginning of year                     14,856,793      6,250,541    138,687,891     45,219,711
  End of year (including
    undistributed net investment
    income of $462,346,
    $289,028, $684,284 and
    $262,537, respectively)            $20,347,006    $14,856,793   $235,874,985   $138,687,891


See Notes to Financial Statements.


B-56


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                         WORLDWIDE PRIVATIZATION       CONSERVATIVE INVESTORS
                                                PORTFOLIO                     PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   569,265    $   260,056    $   983,136    $   611,534
  Net realized gain (loss) on
    investments and foreign
    currency transactions                2,030,990        507,830      1,295,033        (55,570)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                (439,024)     1,117,579        469,660        466,246
  Net increase in net assets from
    operations                           2,161,231      1,885,465      2,747,829      1,022,210

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (348,486)       (90,574)      (608,412)      (127,029)
  Net realized gain on investments        (421,270)            -0-            -0-       (56,297)

CAPITAL STOCK TRANSACTIONS
  Net increase                          21,619,677     11,065,148      6,327,771     13,470,589
  Total increase                        23,011,152     12,860,039      8,467,188     14,309,473

NET ASSETS
  Beginning of year                     18,806,813      5,946,774     21,729,193      7,419,720
  End of year (including
    undistributed net investment
    income of $529,226, $308,447,
    $982,634 and $607,910,
    respectively)                      $41,817,965    $18,806,813    $30,196,381    $21,729,193


See Notes to Financial Statements.


B-57


STATEMENTS OF CHANGES
IN NET ASSETS (CONTINUED)                ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                       GROWTH INVESTORS PORTFOLIO       TECHNOLOGY PORTFOLIO
                                      ----------------------------  ----------------------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS
  Net investment income                $   226,698    $   177,916    $    84,919    $   142,949
  Net realized gain (loss) on
    investments and foreign
    currency transactions                1,347,406        175,340     (2,186,460)      (355,160)
  Net change in unrealized
    appreciation of investments and
    foreign currency denominated
    assets and liabilities                 334,892        507,668      3,331,455      2,059,794
  Net increase in net assets from
    operations                           1,908,996        860,924      1,229,914      1,847,583

DIVIDENDS AND DISTRIBUTIONS TO
SHAREHOLDERS FROM:
  Net investment income                   (180,480)       (55,626)      (141,660)            -0-
  Net realized gain on investments        (200,739)       (16,764)            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                           4,362,797      4,942,686     40,068,148     26,235,848
  Total increase                         5,890,574      5,731,220     41,156,402     28,083,431

NET ASSETS
  Beginning of period                   10,709,336      4,978,116     28,083,431             -0-
  End of period (including
    undistributed net investment
    income of $223,918, $177,700,
    $86,218 and $142,959,
    respectively)                      $16,599,910    $10,709,336    $69,239,833    $28,083,431


(a)  Commencement of operations, January 11, 1996.

     See Notes to Financial Statements.


B-58


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

                                                                     REAL ESTATE
                                                                     INVESTMENT      HIGH YIELD
                                             QUASAR PORTFOLIO         PORTFOLIO      PORTFOLIO
                                      ----------------------------  -------------  -------------
                                        YEAR ENDED     YEAR ENDED     YEAR ENDED     YEAR ENDED
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1997           1996           1997           1996
                                      -------------  -------------  -------------  -------------
INCREASE IN NET ASSETS FROM
OPERATIONS
  Net investment income                $    59,268    $    11,162    $   287,942    $     7,694
  Net realized gain on investment
    transactions                         5,195,196         25,330         79,169            244
  Net change in unrealized
    appreciation of investments
    and foreign currency
    denominated assets and
    liabilities                             79,213        148,141      1,032,461         11,558
  Net increase in net assets from
    operations                           5,333,677        184,633      1,399,572         19,496

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income                    (22,104)            -0-            -0-            -0-

CAPITAL STOCK TRANSACTIONS
  Net increase                          45,123,778      8,657,184     12,294,485      1,121,859
  Total increase                        50,435,351      8,841,817     13,694,057      1,141,355

NET ASSETS
  Beginning of period                    8,841,817             -0-            -0-            -0-
  End of period (including
    undistributed net investment
    income of $48,326, $11,162,
    $287,942 and $7,694,
    respectively)                      $59,277,168    $ 8,841,817    $13,694,057    $ 1,141,355


(a)  Commencement of operations, August 5, 1996.

(b)  Commencement of operations, January 9, 1997.

(c)  Commencement of operations, October 27, 1997.

     See Notes to Financial Statements.


B-59


NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1997                        ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Variable Products Series Fund, Inc. (the "Fund"), was incorporated in the State of Maryland on November 17, 1987, as an open-end series investment company. The Fund had no operations prior to November 28, 1990. The Fund offers nineteen separately managed pools of assets which have differing investment objectives and policies. The Fund currently issues shares of the Premier Growth Portfolio, Global Bond Portfolio, Growth and Income Portfolio, Short-Term Multi-Market Portfolio, U.S. Government/High Grade Securities Portfolio, Total Return Portfolio, International Portfolio, Money Market Portfolio, Global Dollar Government Portfolio, North American Government Income Portfolio, Utility Income Portfolio, Growth Portfolio, Worldwide Privatization Portfolio, Conservative Investors Portfolio, Growth Investors Portfolio, Technology Portfolio, Quasar Portfolio, Real Estate Investment Portfolio and High Yield Portfolio (the "Portfolios"). The investment objectives of each Portfolio are as follows:

PREMIER GROWTH PORTFOLIO--seeks growth of capital employing aggressive investment policies. Since investments will be made based upon their potential for capital appreciation, current income will be incidental to the objective of capital growth. The Portfolio is not intended for investors whose principal objective is assured income or preservation of capital.

GLOBAL BOND PORTFOLIO--seeks a high level of return from a combination of current income and capital appreciation by investing in a globally diversified portfolio of high quality debt securities denominated in the U.S. Dollar and a range of foreign currencies.

GROWTH AND INCOME PORTFOLIO--seeks to balance the objectives of reasonable current income and reasonable opportunities for appreciation through investments primarily in dividend-paying common stocks of good quality.

SHORT-TERM MULTI-MARKET PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than three years.

U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO--seeks a high level of current income consistent with preservation of capital by investing principally in a portfolio of U.S. Government securities and other high grade debt securities.

TOTAL RETURN PORTFOLIO--seeks to achieve a high return through a combination of current income and capital appreciation by investing in a diversified portfolio of common and preferred stocks, senior corporate debt securities, and U.S. Government and agency obligations, bonds and senior debt securities.

INTERNATIONAL PORTFOLIO--seeks to obtain a total return on its assets from long-term growth of capital principally through a broad portfolio of marketable securities of established non-United States companies, companies participating in foreign economies with prospects for growth, and foreign government securities.

MONEY MARKET PORTFOLIO--seeks safety of principal, maintenance of liquidity and maximum current income by investing in a broadly diversified portfolio of money market securities.

GLOBAL DOLLAR GOVERNMENT PORTFOLIO--seeks a high level of current income through investing substantially all of its assets in U.S. and non-U.S. fixed income securities denominated only in U.S. Dollars. As a secondary objective, the Portfolio seeks capital appreciation.

NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO--seeks the highest level of current income, consistent with what the Fund's Adviser considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada and Mexico, their political subdivisions (including Canadian Provinces but excluding the States of the United States), agencies, instrumentalities or authorities. The Portfolio seeks high current yields by investing in government securities denominated in local currency and U.S. Dollars. Normally, the Portfolio expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar.

UTILITY INCOME PORTFOLIO--seeks current income and capital appreciation by investing primarily in the equity and fixed-income securities of companies in the utilities industry. The Portfolio's investment objective and policies are designed to take advantage of the characteristics and historical performance of securities of utilities companies.

GROWTH PORTFOLIO--seeks long-term growth of capital by investing primarily in common stocks and other equity securities.

WORLDWIDE PRIVATIZATION PORTFOLIO--seeks long-term capital appreciation by investing principally in equity securities issued by enterprises that are undergoing, or have undergone, privatization. The balance of the Portfolio's investment portfolio will include equity securities of companies that are believed by the Fund's Adviser to be beneficiaries of the privatization process.


B-60


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

CONSERVATIVE INVESTORS PORTFOLIO--seeks the highest total return without, in the view of the Fund's Adviser, undue risk to principal by investing in a diversified mix of publicly traded equity and fixed-income securities.

GROWTH INVESTORS PORTFOLIO--seeks the highest total return consistent with what the Fund's Adviser considers to be reasonable risk by investing in a diversified mix of publicly traded equity and fixed-income securities.

TECHNOLOGY PORTFOLIO--seeks growth of capital through investment in companies expected to benefit from advances in technology. The Portfolio invests principally in a diversified portfolio of securities of companies which use technology extensively in the development of new or improved products or processes.

QUASAR PORTFOLIO--seeks growth of capital by pursuing aggressive investment policies. The Portfolio invests principally in a diversified portfolio of equity securities of any company and industry and in any type of security which is believed to offer possibilities for capital appreciation.

REAL ESTATE INVESTMENT PORTFOLIO--seeks total return on its assets from long-term growth of capital and from income principally through investing in a portfolio of equity securities of issuers that are primarily engaged in or related to the real estate industry.

HIGH YIELD PORTFOLIO--seeks the highest level of current income available without assuming undue risk by investing principally in high-yielding fixed-income securities.

The Fund offers and sells its shares only to separate accounts of certain life insurance companies, for the purpose of funding variable annuity contracts and variable life insurance policies. Sales are made without a sales charge, at each Portfolio's net asset value per share.

The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Listed securities not traded and securities traded in the over-the-counter market, including listed debt securities whose primary market is believed to be over-the-counter, are valued at the mean between the most recent quoted bid and asked prices provided by the principal market makers. Publicly traded sovereign debt obligations are typically traded internationally on the over-the-counter market. Readily marketable sovereign debt obligations and fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair value of such securities. Options are valued at market value or fair value using methods determined by the Board of Directors. Restricted securities, illiquid securities and securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Securities which mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

Securities in which the Money Market Portfolio invests are valued at amortized cost, under which method a portfolio instrument is valued at cost and any premium or discount is amortized on a straight-line basis to maturity.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when earned or accrued.

The Portfolios isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Net foreign exchange gains (losses) represent foreign exchange gains and losses from sales and maturities of securities, closed forward exchange currency contracts, holding of foreign currencies, options on foreign currencies, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid.


B-61

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

Net currency gains and losses from valuing foreign currency denominated assets and liabilities at year end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. ORGANIZATION EXPENSES
Organization expenses of each Portfolio have been deferred and are being amortized on a straight-line basis as follows: Premier Growth Portfolio $27,506 through June 1997; US Government/High Grade Securities Portfolio $24,384 through September 1997; Total Return Portfolio $24,384 through December 1997; International Portfolio $24,983 through December 1997; Money Market Portfolio $24,983 through December 1997; Global Dollar Government Portfolio $16,723 through April 1999; North American Government Income Portfolio $21,570 through April 1999; Utility Income Portfolio $15,299 through April 1999; Growth Portfolio $10,000 through September 1999; Worldwide Privatization Portfolio $10,000 through September 1999; Conservative Investors Portfolio $10,000 through October 1999; Growth Investors Portfolio $10,000 through October 1999; Technology Portfolio $21,500 through January 2001; Quasar Portfolio $26,098 through August 2001; Real Estate Investment Portfolio $20,000 through January 2002.

4. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. The Fund accretes discounts as adjustments to interest income and in the case of the Money Market Portfolio, amortizes premium as well. Investment gains and losses are determined on the identified cost basis.

6. DIVIDENDS AND DISTRIBUTIONS
Each Portfolio declares and distributes dividends and distributions from net investment income and net realized gains, respectively, if any, at least annually, except for dividends on the Money Market Portfolio, which are declared daily and paid monthly. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences, do not require such reclassification. During the current fiscal year, certain portfolios had permanent differences, primarily due to foreign exchange gains and losses and short-term capital gains which resulted in reclassification of amounts within the composition of net assets. These reclassifications had no affect on net assets.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, each Portfolio pays Alliance Capital Management L.P. (the "Adviser") an investment advisory fee, based on average net assets at the following annual rates: Premier Growth Portfolio, 1%; Global Bond Portfolio, .65 of 1%; Growth and Income Portfolio,
 .625 of 1%; Short-Term Multi-Market Portfolio, .55 of 1%; U.S. Government/High Grade Securities Portfolio, .60 of 1%; Total Return Portfolio, .625 of 1%; International Portfolio, 1%; Money Market Portfolio, .50 of 1%; Global Dollar Government Portfolio, .75 of 1%; North American Government Income Portfolio,
 .65 of 1%; Utility Income Portfolio, .75 of 1%; Growth Portfolio, .75 of 1%; Worldwide Privatization Portfolio, 1%; Conservative Investors Portfolio, .75 of 1%; Growth Investors Portfolio, .75 of 1%; Technology Portfolio, 1%; Quasar Portfolio, 1%; Real Estate Investment Portfolio, .90%; and High Yield Portfolio, .75 of 1%. Such fee is accrued daily and paid monthly. For the Global Bond Portfolio, the Adviser has retained, under a sub-advisory agreement, a sub-adviser, AIGAM International Limited, an affiliate of American International Group, Inc.

Each Portfolio compensates Alliance Fund Services, Inc., a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $1,500 per month for the Premier Growth Portfolio, the Global Bond Portfolio, the Growth and Income Portfolio, the Short-Term Multi-Market Portfolio, the U.S. Government/High Grade Securities Portfolio, the Total Return Portfolio, the International Portfolio, the Money Market Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfo-


B-62


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

lio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively, for the year ended December 31, 1997.

During the year ended December 31, 1997, the Adviser voluntarily agreed to waive its fee and to reimburse the additional operating expenses of each Portfolio so that expenses did not exceed .95% of average net assets. Expense waivers/reimbursements, if any, are accrued daily and paid monthly. For the year ended December 31, 1997, such waivers/reimbursements amounted to $434,465, $17,683, $33,958, $390, $256,970, $44,532, $23,002, $21,907, $193,781, $96,640,
$99,387, $125,260, $145,934, $71,435 and $7,729 for the Premier Growth
Portfolio, the Global Bond Portfolio, the Short-Term Multi-Market Portfolio, the Total Return Portfolio, the International Portfolio, the Global Dollar Government Portfolio, the North American Government Income Portfolio, the Utility Income Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio, the Real Estate Investment Portfolio and the High Yield Portfolio, respectively.

Brokerage commissions paid for the year ended December 31, 1997, on securities transactions amounted to $377,288, $409,972, $48,588, $355,055, $14,332,
$272,666, $110,817, $33,041, $43,551, $35,250, $231,416 and $26,891 for the
Premier Growth Portfolio, the Growth and Income Portfolio, the Total Return Portfolio, the International Portfolio, the Utility Income Portfolio, the Growth Portfolio, the Worldwide Privatization Portfolio, the Conservative Investors Portfolio, the Growth Investors Portfolio, the Technology Portfolio, the Quasar Portfolio and the Real Estate Investment Portfolio, respectively, of which $820 was paid by the Growth Portfolio to Donaldson, Lufkin & Jenrette Securities Corp. ("DLJ"), an affiliate of the Adviser.

NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments) for the year ended December 31, 1997, were as follows:

                                                  PURCHASES                     SALES
                                       ----------------------------  ----------------------------
                                           STOCKS         U.S.           STOCKS         U.S.
                                          AND DEBT     GOVERNMENT       AND DEBT     GOVERNMENT
PORTFOLIO                               OBLIGATIONS   AND AGENCIES    OBLIGATIONS    AND AGENCIES
---------                              -------------  -------------  -------------  -------------
Premier Growth                         $356,848,879    $ 6,945,071   $ 71,818,409    $   130,886
Global Bond                              43,400,048     10,280,023     39,170,477      8,975,203
Growth and Income                       233,664,495             -0-   156,137,216             -0-
Short-Term Multi-Market                   7,904,135      3,325,585      5,511,400      3,702,344
U.S. Government/High Grade Securities     8,868,413     23,641,752     14,770,869     17,289,292
Total Return                             24,683,318      7,049,633     20,725,390             -0-
International                            81,249,598             -0-    67,260,340             -0-
Global Dollar Government                 33,314,188             -0-    26,223,120             -0-
North American Government Income          2,158,062      3,976,117      1,016,748      1,474,219
Utility Income                            5,931,429             -0-     4,708,871             -0-
Growth                                  155,399,953             -0-   109,881,555             -0-
Worldwide Privatization                  36,175,181             -0-    16,515,361             -0-
Conservative Investors                   16,245,042     30,443,081     16,303,426     26,331,792
Growth Investors                         17,122,167      4,983,068     15,022,933      4,023,095
Technology                               56,873,659             -0-    19,097,172             -0-
Quasar                                  102,672,953             -0-    62,040,959             -0-
Real Estate Investment (a)               13,660,121             -0-     1,478,519             -0-
High Yield (b)                              908,786             -0-        35,244             -0-


(a)  Commencement of operations, January 9, 1997.

(b)  Commencement of operations, October 27, 1997.


B-63


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At December 31, 1997, the cost of investments for federal income tax purposes and the tax basis gross unrealized appreciation, depreciation and net unrealized appreciation (depreciation) were as follows:

                                                                                          NET
                                                            GROSS UNREALIZED          UNREALIZED
                                                      ----------------------------   APPRECIATION
PORTFOLIO                                   COST      APPRECIATION   DEPRECIATION   (DEPRECIATION)
---------                              -------------  -------------  -------------  --------------
Premier Growth                         $380,071,358    $94,661,440    $(4,776,953)   $89,884,487
Global Bond                              21,882,611        213,452       (332,129)      (118,677)
Growth and Income                       221,131,766     35,057,829     (6,861,546)    28,196,283
Short-Term Multi-Market                   6,242,555          3,538       (284,453)      (280,915)
U.S. Government/High Grade Securities    35,016,344        770,806       (109,438)       661,368
Total Return                             39,270,657      4,070,886       (715,661)     3,355,225
International                            59,216,975      5,013,496     (4,729,692)       283,804
Global Dollar Government                 15,312,083        255,298       (327,783)       (72,485)
North American Government Income         29,501,391      1,033,337       (124,042)       909,295
Utility Income                           15,967,311      4,643,936       (305,863)     4,338,073
Growth                                  189,231,061     57,257,356     (3,415,931)    53,841,425
Worldwide Privatization                  41,120,962      4,802,213     (4,154,068)       648,145
Conservative Investors                   28,771,580      1,412,718       (237,625)     1,175,093
Growth Investors                         15,427,340      1,372,611       (316,181)     1,056,430
Technology                               63,666,546      9,839,119     (4,864,095)     4,975,024
Quasar                                   58,758,348      3,993,110     (3,940,769)        52,341
Real Estate Investment                   12,671,427      1,081,160        (16,355)     1,064,805
High Yield                                1,083,805         12,666         (1,108)        11,558


At December 31, 1997, for federal income tax purposes, the Premier Growth, Money Market, North American Government Income and Technology Portfolios had net capital loss carryforwards of $1,518,008 (of which $714,472 expires in the year 2004 and $803,536 expires in the year 2005), $641 (of which $343 expires in the year 2004 and $298 expires in the year 2005), $2,290 which expires in the year 2004, $2,125,395 (of which $355,160 expires in the year 2004 and $1,770,235 expires in the year 2005). During the year ended December 31, 1997, the Conservative Investors and Utility Income utilized all of the capital loss carryforward which amounted to $33,655 and $46,396. Short-Term Multi-Market had net capital loss carryforward of $1,130,583 (of which $5,518 expires in the year 2000, $150,822 expires in the year 2002, $941,593 expires in the year 2003 and $32,650 expires in the year 2005).

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Global Bond, Short-Term Multi-Market, International and North American Government Income Portfolios enter into forward exchange currency contracts in order to hedge their exposure to changes in foreign currency exchange rates on their foreign portfolio holdings. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Portfolios may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency denominated securities from declines in value due to unfavorable exchange rate movements. The gain or loss arising from the difference between the original contract and the closing of such contract is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio.

Each Portfolio's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the respective portfolios commitments under forward exchange currency contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.


B-64


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

At December 31, 1997, the outstanding forward exchange currency contracts were as follows:

GLOBAL BOND PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT    APPRECIATION/
                                             (000)         DATE         VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN EXCHANGE CURRENCY BUY CONTRACTS
Australian Dollar, expiring 1/30/98           1,500    $  977,250    $  978,278       $  1,028
FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/30/98           2,950     2,038,509     1,923,947        114,562
Deutsche Mark, expiring 1/20/98               1,900     1,071,841     1,057,418         14,423
Japanese Yen, expiring 1/20/98              290,000     2,222,110     2,227,469         (5,359)
                                                                                    -----------
                                                                                      $124,654


SHORT-TERM MULTI-MARKET PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $      UNREALIZED
                                            AMOUNT    ORIGINATION      CURRENT    APPRECIATION/
                                             (000)         DATE         VALUE     (DEPRECIATION)
                                          ----------  ------------  ------------  --------------
FOREIGN EXCHANGE CURRENCY BUY CONTRACTS
Indonesian Rupiah, expiring 1/16/98         400,000    $  158,541    $   72,421       $(86,120)

FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Australian Dollar, expiring 1/12/98             285       198,695       185,579         13,116
Deutsche Mark, expiring 1/20/98               2,657     1,528,389     1,478,518         49,871
French Franc, expiring 1/14/98                1,769       307,858       294,106         13,752
Indonesian Rupiah, expiring 1/16/98         400,000       155,195        72,421         82,774
Italian Lira, expiring 1/26/98                1,004       588,928       567,154         21,774
New Zealand Dollar,
  expiring 1/12/98-1/20/98                    1,403       868,805       813,861         54,944
Spanish Peseta, expiring 1/14/98              3,000        20,661        19,698            963
Swedish Krona, expiring 2/4/98                3,438       442,757       433,432          9,325
                                                                                    -----------
                                                                                      $160,399


INTERNATIONAL PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $
                                            AMOUNT    ORIGINATION      CURRENT     UNREALIZED
                                             (000)         DATE         VALUE     APPRECIATION
                                          ----------  ------------  ------------  -------------
FOREIGN EXCHANGE CURRENCY
SALE CONTRACTS
French Francs, expiring 3/05/98              29,234    $4,961,096    $4,875,541       $ 85,555
Japanese Yen, expiring 2/04/98              871,051     7,317,911     6,705,181        612,730
                                                                                     ----------
                                                                                      $698,285


NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO:

                                                         U.S. $
                                           CONTRACT     VALUE ON        U.S. $
                                            AMOUNT    ORIGINATION      CURRENT     UNREALIZED
                                             (000)         DATE         VALUE     APPRECIATION
                                          ----------  ------------  ------------  -------------
FOREIGN EXCHANGE CURRENCY SALE CONTRACTS
Canadian Dollars, expiring 1/08/98            1,100      $773,945      $769,807         $4,138


B-65


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

2. OPTION TRANSACTIONS
When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from writing options which expire unexercised are recorded by the Portfolio on the expiration date as realized gains. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also recorded as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Portfolio. In writing an option, the Portfolio bears the market risk of unfavorable changes in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolio could result in the Portfolio selling or buying a security or currency at a price different from the current market value.

NOTE D: CAPITAL STOCK
There are 900,000,000 shares of capital stock, $.001 par value per share of the Fund authorized. Transactions in capital stock were as follows:

PREMIER GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold           18,381,290     3,544,816    $348,392,336     $57,846,653
Shares issued in
  reinvestment of
  dividends and
distributions             17,344     1,261,734         324,686      17,639,042
Shares redeemed       (2,038,212)     (307,428)    (39,095,179)     (4,698,027)
Net increase          16,360,422     4,499,122    $309,621,843     $70,787,668



GLOBAL BOND PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              615,554       542,902     $ 6,854,237      $6,400,878
Shares issued in
  reinvestment of
  dividends and
  distributions          107,060       122,714       1,165,881       1,344,941
Shares redeemed         (266,344)      (73,483)     (2,972,887)       (850,289)
Net increase             456,270       592,133     $ 5,047,231      $6,895,530



GROWTH AND INCOME PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            4,651,201     4,431,728     $85,220,780     $69,859,324
Shares issued in
  reinvestment of
  dividends and
  distributions          585,541       897,017      10,422,633      12,943,948
Shares redeemed         (411,208)     (260,259)     (7,514,572)     (4,064,650)
Net increase           4,825,534     5,068,486     $88,128,841     $78,738,622


B-66


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SHORT-TERM MULTI-MARKET PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              366,280       664,791     $ 3,882,391     $ 7,076,379
Shares issued in
  reinvestment of
  dividends               40,165        36,156         412,899         369,515
Shares redeemed         (455,606)     (336,158)     (4,830,789)     (3,579,806)
Net increase(decrease)   (49,161)      364,789     $  (535,499)    $ 3,866,088



U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              870,507     1,420,578     $10,135,743     $16,046,280
Shares issued in
  reinvestment of
  dividends and
  distributions          129,085        84,596       1,463,832         911,097
Shares redeemed         (497,164)     (426,894)     (5,749,673)     (4,785,385)
Net increase             502,428     1,078,280     $ 5,849,902     $12,171,992



TOTAL RETURN PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              880,572     1,193,848     $14,008,071     $15,859,123
Shares issued in
  reinvestment of
  dividends and
  distributions           97,356        10,076       1,500,260         132,799
Shares redeemed         (210,529)      (78,997)     (3,329,402)     (1,065,291)
Net increase             767,399     1,124,927     $12,178,929     $14,926,631



INTERNATIONAL PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            5,433,762     2,116,357    $ 83,558,930     $30,825,850
Shares issued in
  reinvestment of
  dividends and
  distributions           85,533        27,149       1,359,978         400,715
Shares redeemed       (4,454,018)     (342,716)    (69,070,837)     (5,029,748)
Net increase           1,065,277     1,800,790    $ 15,848,071     $26,196,817


B-67


NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

MONEY MARKET PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold          260,121,111   178,619,585   $ 260,121,111   $ 178,619,585
Shares issued in
  reinvestment of
  dividends            3,452,183     2,336,582       3,452,183       2,336,582
Shares redeemed     (260,758,466) (144,278,841)   (260,758,466)   (144,278,841)
Net increase           2,814,828    36,677,326   $   2,814,828   $  36,677,326



GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              567,148       373,824     $ 8,477,375     $ 4,866,573
Shares issued in
  reinvestment of
  dividends and
  distributions           90,285        17,037       1,232,073         204,610
Shares redeemed         (225,116)      (89,291)     (3,242,100)     (1,150,935)
Net increase             432,317       301,570     $ 6,467,348     $ 3,920,248



NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,306,695       933,567     $16,666,170     $10,739,062
Shares issued in
  reinvestment of
  dividends and
  distributions           88,019         4,805       1,103,754          53,576
Shares redeemed         (391,062)     (283,721)     (4,993,224)     (3,240,140)
Net increase           1,003,652       654,651     $12,776,700     $ 7,552,498



UTILITY INCOME PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              353,259       776,031     $ 4,795,124     $ 9,308,720
Shares issued in
  reinvestment of
  dividends and
  distributions           22,136        20,206         289,532         237,823
Shares redeemed         (247,410)     (146,278)     (3,264,635)     (1,759,199)
Net increase             127,985       649,959     $ 1,820,021     $ 7,787,344


B-68


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

GROWTH PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            3,011,243     4,744,489    $ 58,667,838     $74,657,741
Shares issued in
  reinvestment of
  dividends and
  distributions          359,699       111,233       6,830,691       1,737,459
Shares redeemed         (589,726)     (292,788)    (11,477,719)     (4,471,934)
Net increase           2,781,216     4,562,934    $ 54,020,810     $71,923,266



WORLDWIDE PRIVATIZATION PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold            1,621,182       977,499     $23,165,163     $12,011,656
Shares issued in
  reinvestment of
  dividends and
  distributions           53,013         7,424         769,756          90,574
Shares redeemed         (162,366)      (84,263)     (2,315,242)     (1,037,082)
Net increase           1,511,829       900,660     $21,619,677     $11,065,148



CONSERVATIVE INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              780,780     1,387,334     $ 9,838,439     $15,999,200
Shares issued in
  reinvestment of
  dividends and
  distributions           48,986        16,196         608,412         183,326
Shares redeemed         (325,161)     (234,084)     (4,119,080)     (2,711,937)
Net increase             504,605     1,169,446     $ 6,327,771     $13,470,589



GROWTH INVESTORS PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED    YEAR ENDED     YEAR ENDED      YEAR ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997          1996           1997            1996
                     ------------  ------------  --------------  --------------
Shares sold              436,739       646,812     $ 6,003,204     $ 7,777,769
Shares issued in
  reinvestment of
  dividends and
  distributions           28,259         6,038         381,219          72,389
Shares redeemed         (150,934)     (231,754)     (2,021,626)     (2,907,472)
Net increase             314,064       421,096     $ 4,362,797     $ 4,942,686


B-69

NOTES TO FINANCIAL STATEMENTS
(CONTINUED)                              ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TECHNOLOGY PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED   PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997         1996(A)         1997           1996(A)
                     ------------  ------------  --------------  --------------
Shares sold            3,792,319     2,807,022     $45,101,686     $29,063,181
Shares issued in
  reinvestment of
  dividends and
  distributions           12,276            -0-        141,660              -0-
Shares redeemed         (437,863)     (263,543)     (5,175,198)     (2,827,333)
Net increase           3,366,732     2,543,479     $40,068,148     $26,235,848



QUASAR PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      YEAR ENDED   PERIOD ENDED    YEAR ENDED     PERIOD ENDED
                     DECEMBER 31,  DECEMBER 31,   DECEMBER 31,    DECEMBER 31,
                         1997         1996(B)         1997           1996(B)
                     ------------  ------------  --------------  --------------
Shares sold            4,114,230       832,347     $48,077,255      $8,673,741
Shares issued in
  reinvestment of
  dividends and
  distributions            1,959            -0-         22,104              -0-
Shares redeemed         (246,062)       (1,598)     (2,975,581)        (16,557)
Net increase           3,870,127       830,749     $45,123,778      $8,657,184



REAL ESTATE INVESTMENT PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                      PERIOD ENDED                PERIOD ENDED
                      DECEMBER 31,                DECEMBER 31,
                        1997(c)                      1997(c)
                     ------------                --------------
Shares sold            1,182,129                   $13,064,224
Shares redeemed          (71,998)                     (769,739)
Net increase           1,110,131                   $12,294,485


HIGH YIELD PORTFOLIO
                               SHARES                         AMOUNT
                     --------------------------  ------------------------------
                     PERIOD ENDED                 PERIOD ENDED
                     DECEMBER 31,                 DECEMBER 31,
                        1997(D)                      1997(D)
                     ------------                --------------
Shares sold              110,513                    $1,122,331
Shares redeemed              (47)                         (472)
Net increase             110,466                    $1,121,859


(a)  Commencement of operations, January 11, 1996.

(b)  Commencement of operations, August 5, 1996.

(c)  Commencement of operations, January 9, 1997.

(d)  Commencement of operations, October 27, 1997.


B-70


FINANCIAL HIGHLIGHTS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                PREMIER GROWTH PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $15.70         $17.80       $12.37       $12.79       $11.38

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .04            .08          .09          .03           -0-
Net realized and unrealized gain (loss)
  on investment transactions                    5.27           3.29         5.44         (.41)        1.43
Net increase (decrease) in net asset
  value from operations                         5.31           3.37         5.53         (.38)        1.43

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.02)          (.10)        (.03)        (.01)        (.01)
Distributions from net realized gains             -0-         (5.37)        (.07)        (.03)        (.01)
Total dividends and distributions               (.02)         (5.47)        (.10)        (.04)        (.02)
Net asset value, end of year                  $20.99         $15.70       $17.80       $12.37       $12.79

TOTAL RETURN
Total investment return based on
  net asset value (c)                          33.86%         22.70%       44.85%       (2.96)%      12.63%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $472,326        $96,434      $29,278      $37,669      $13,659
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%        1.18%
  Expenses, before waivers
    and reimbursements                          1.10%          1.23%        1.19%        1.40%        2.05%
  Net investment income (a)                      .21%           .52%         .55%         .42%         .22%
Portfolio turnover rate                           27%            32%          97%          38%          42%
Average commission rate paid (d)              $.0541         $.0609           -0-          -0-          -0-


                                                                 GLOBAL BOND PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.74         $12.15       $ 9.82       $11.33       $11.24

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .54            .67          .69          .57          .77
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.48)           .01         1.73        (1.16)         .43
Net increase (decrease) in net
  asset value from operations                    .06            .68         2.42         (.59)        1.20

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.57)          (.84)        (.09)        (.62)        (.85)
Distributions from net realized gains           (.13)          (.25)          -0-        (.30)        (.26)
Total dividends and distributions               (.70)         (1.09)        (.09)        (.92)       (1.11)
Net asset value, end of year                  $11.10         $11.74       $12.15       $ 9.82       $11.33

TOTAL RETURN
Total investment return based on
  net asset value (c)                            .67%          6.21%       24.73%       (5.16)%      11.15%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $22,194        $18,117      $11,553       $7,298       $6,748
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .94%           .94%         .95%         .95%        1.50%
  Expenses, before waivers
    and reimbursements                          1.03%          1.15%        1.77%        2.05%        1.50%
  Net investment income (a)                     4.81%          5.76%        6.22%        6.01%        4.85%
Portfolio turnover rate                          257%           191%         262%         102%         125%


See footnote summary on page B-79.


B-71


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                               GROWTH AND INCOME PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $16.40         $15.79       $11.85       $12.18       $10.99

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .21            .24          .27          .10          .01
Net realized and unrealized gain (loss)
  on investment transactions                    4.39           3.18         3.94         (.16)        1.27
Net increase (decrease) in net asset
  value from operations                         4.60           3.42         4.21         (.06)        1.28

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.13)          (.25)        (.13)        (.10)        (.06)
Distributions from net realized gains           (.94)         (2.56)        (.14)        (.17)        (.03)
Total dividends and distributions              (1.07)         (2.81)        (.27)        (.27)        (.09)
Net asset value, end of year                  $19.93         $16.40       $15.79       $11.85       $12.18
TOTAL RETURN
Total investment return based
  on net asset value (c)                       28.80%         24.09%       35.76%        (.35)%      11.69%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)     $250,202       $126,729      $41,993      $41,702      $22,756
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .72%           .82%         .79%         .90%        1.18%
  Expenses, before waivers
    and reimbursements                           .72%           .82%         .79%         .91%        1.28%
  Net investment income (a)                     1.16%          1.58%        1.95%        1.71%        1.76%
Portfolio turnover rate                           86%            87%         150%          95%          69%
Average commission rate paid (d)              $.0581         $.0602           -0-          -0-          -0-


                                                            SHORT-TERM MULTI-MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $10.73         $10.58       $ 9.91       $11.07       $10.77

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .59            .64          .82          .47          .28
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         (.11)           .33         (.15)       (1.16)         .43
Net increase (decrease) in net
  asset value from operations                    .48            .97          .67         (.69)         .71

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.64)          (.82)          -0-        (.46)        (.41)
Return of capital                                 -0-            -0-          -0-        (.01)          -0-
Total dividends and distributions               (.64)          (.82)          -0-        (.47)        (.41)
Net asset value, end of year                  $10.57         $10.73       $10.58       $ 9.91       $11.07

TOTAL RETURN
Total investment return based
  on net asset value (c)                        4.59%          9.57%        6.76%       (6.51)%       6.62%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)       $6,489         $7,112       $3,152      $20,921      $23,560
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .94%           .95%         .95%         .94%        1.17%
  Expenses, before waivers
    and reimbursements                          1.42%          2.09%        1.30%         .99%        1.24%
  Net investment income (a)                     5.50%          6.03%        8.22%        6.52%        6.39%
Portfolio turnover rate                          222%           159%         379%         134%         210%


See footnote summary on page B-79.


B-72


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                    U.S. GOVERNMENT/HIGH GRADE SECURITIES PORTFOLIO
                                            -----------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $11.52         $11.66       $ 9.94       $10.72       $ 9.89

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .68            .66          .65          .28          .43
Net realized and unrealized gain (loss)
  on investment transactions                     .29           (.39)        1.25         (.71)         .48
Net increase (decrease) in net
  asset value from operations                    .97            .27         1.90         (.43)         .91

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.54)          (.28)        (.18)        (.21)        (.08)
Distributions from net realized gains           (.02)          (.13)          -0-        (.14)          -0-
Total dividends and distributions               (.56)          (.41)        (.18)        (.35)        (.08)
Net asset value, end of year                  $11.93         $11.52       $11.66       $ 9.94       $10.72

TOTAL RETURN
Total investment return based
  on net asset value (c)                        8.68%          2.55%       19.26%       (4.03)%       9.20%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $36,198        $29,150      $16,947       $5,101       $1,350
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .84%           .92%         .95%         .95%        1.16%
  Expenses, before waivers
    and reimbursements                           .84%           .98%        1.58%        3.73%        5.42%
  Net investment income (a)                     5.89%          5.87%        5.96%        5.64%        4.59%
Portfolio turnover rate                          114%           137%          68%          32%         177%


                                                                  TOTAL RETURN PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.63         $12.80       $10.41       $10.97       $10.01

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .39            .27          .36          .15          .15
Net realized and unrealized gain (loss)
  on investment transactions                    2.62           1.66         2.10         (.56)         .81
Net increase (decrease) in net
  asset value from operations                   3.01           1.93         2.46         (.41)         .96

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.23)          (.07)        (.07)        (.09)          -0-
Distributions from net realized gains           (.49)          (.03)          -0-        (.06)          -0-
Total dividends and distributions               (.72)          (.10)        (.07)        (.15)          -0-
Net asset value, end of year                  $16.92         $14.63       $12.80       $10.41       $10.97

TOTAL RETURN
Total investment return based
  on net asset value (c)                       21.11%         15.17%       23.67%       (3.77)%       9.59%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $42,920        $25,875       $8,242         $750         $360
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .88%           .95%         .95%         .95%        1.20%
  Expenses, before waivers
    and reimbursements                           .88%          1.12%        4.49%       19.49%       25.96%
  Net investment income (a)                     2.46%          2.76%        3.16%        2.29%        1.45%
Portfolio turnover rate                           65%            57%          30%          83%          25%
Average commission rate paid (d)              $.0577         $.0593           -0-          -0-          -0-


See footnote summary on page B-79.


B-73


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                  INTERNATIONAL PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $14.89         $14.07       $12.88       $12.16       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .13            .19          .18          .10          .03
Net realized and unrealized gain
  on investments and foreign
  currency transactions                          .39            .83         1.08          .72         2.13
Net increase in net asset
  value from operations                          .52           1.02         1.26          .82         2.16

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.15)          (.08)        (.03)        (.02)          -0-
Distributions from net realized gains           (.24)          (.12)        (.04)        (.08)          -0-
Total dividends and distributions               (.39)          (.20)        (.07)        (.10)          -0-
Net asset value, end of year                  $15.02         $14.89       $14.07       $12.88       $12.16

TOTAL RETURN
Total investment return based
  on net asset value (c)                        3.33%          7.25%        9.86%        6.70%       21.60%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $60,710        $44,324      $16,542       $7,276         $688
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%        1.20%
  Expenses, before waivers
    and reimbursements                          1.42%          1.91%        2.99%        7.26%       39.28%
  Net investment income (a)                      .87%          1.29%        1.41%         .90%         .26%
Portfolio turnover rate                          134%            60%          87%          95%          85%
Average commission rate paid (d)              $.0272         $.0431           -0-          -0-          -0-


                                                                   MONEY MARKET PORTFOLIO
                                            -----------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                                            -----------------------------------------------------------------
                                                1997           1996         1995         1994         1993
                                            -----------    -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)                        .05            .05          .05          .03          .22
Net realized and unrealized gain
  on investment transactions                      -0-            -0-          -0-          -0-          -0-
Net increase in net asset
  value from operations                          .05            .05          .05          .03          .22

LESS: DIVIDENDS
Dividends from net investment income            (.05)          (.05)        (.05)        (.03)        (.22)
Net asset value, end of year                  $ 1.00         $ 1.00       $ 1.00       $ 1.00       $ 1.00

TOTAL RETURN
Total investment return based
  on net asset value (c)                        5.11%          4.71%        4.97%        3.27%        2.25%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's omitted)      $67,584        $64,769      $28,092       $6,899         $102
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .64%           .69%         .95%         .95%        1.16%
  Expenses, before waivers
    and reimbursements                           .64%           .69%        1.07%        4.46%       68.14%
  Net investment income (a)                     5.00%          4.64%        4.85%        3.98%        2.15%
Portfolio turnover rate                            0%             0%           0%           0%           0%


See footnote summary on page B-79.


B-74


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       GLOBAL DOLLAR GOVERNMENT PORTFOLIO
                                            ----------------------------------------------------
                                                                                   MAY 2, 1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            -------------------------------------      DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $14.32         $11.95       $ 9.84       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                    1.17           1.10          .92          .36
Net realized and unrealized gain (loss)
  on investments and foreign
currency transactions                            .70           1.78         1.32         (.52)
Net increase (decrease) in net
  asset value from operations                   1.87           2.88         2.24         (.16)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.61)          (.48)        (.13)          -0-
Distributions from net realized gains           (.93)          (.03)          -0-          -0-
Total dividends and distributions              (1.54)          (.51)        (.13)          -0-
Net asset value, end of period                $14.65         $14.32       $11.95       $ 9.84

TOTAL RETURN
Total investment return based
  on net asset value (c)                       13.23%         24.90%       22.98%       (1.60)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $15,378         $8,847       $3,778       $1,146
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.29%          1.97%        4.82%       15.00%(f)
  Net investment income (a)                     7.87%          8.53%        8.65%        6.02%(f)
Portfolio turnover rate                          214%           155%          13%           9%


                                                NORTH AMERICAN GOVERNMENT INCOME PORTFOLIO
                                            ----------------------------------------------------
                                         MAY 3, 1994(E)
                              YEAR ENDED DECEMBER 31,          TO
                                            ---------------------------------------   DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.38         $10.48       $ 8.79       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                    1.07           1.26         1.13          .50
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .10            .69          .83        (1.71)
Net increase (decrease) in net asset
  value from operations                         1.17           1.95         1.96        (1.21)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.58)          (.05)        (.27)          -0-
Distributions from net realized gains             -0-            -0-          -0-          -0-
Total dividends and distributions               (.58)          (.05)        (.27)          -0-
Net asset value, end of period                $12.97         $12.38       $10.48       $ 8.79

TOTAL RETURN
Total investment return based
  on net asset value (c)                        9.62%         18.70%       22.71%      (12.10)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,507        $16,696       $7,278       $3,848
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.04%          1.41%        2.57%        4.43%(f)
  Net investment income (a)                     8.34%         11.04%       12.24%        8.49%(f)
Portfolio turnover rate                           20%             4%          35%          15%


See footnote summary on page B-79.


B-75


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                           UTILITY INCOME PORTFOLIO
                                            ----------------------------------------------------
                                                                                   MAY 10, 1994(E)
                                                      YEAR ENDED DECEMBER 31,             TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.69         $12.01        $9.96       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .38            .31          .30          .28
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         2.84            .62         1.83         (.32)
Net increase (decrease) in net asset
  value from operations                         3.22            .93         2.13         (.04)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.24)          (.09)        (.08)          -0-
Distributions from net realized gains             -0-          (.16)          -0-          -0-
Total dividends and distributions               (.24)          (.25)        (.08)          -0-
Net asset value, end of period                $15.67         $12.69       $12.01        $9.96

TOTAL RETURN
Total investment return based
  on net asset value (c)                       25.71%          7.88%       21.45%        (.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $20,347        $14,857       $6,251       $1,254
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.08%          1.51%        3.79%       15.98%(f)
  Net investment income (a)                     2.83%          2.61%        2.73%        4.62%(f)
Portfolio turnover rate                           30%            75%         138%          31%
Average commission rate paid (d)              $.0541         $.0579           -0-          -0-


                                                             GROWTH PORTFOLIO
                                            ----------------------------------------------------
                                                                                    SEPTEMBER 15,
                                                                                       1994(E)
                                                        YEAR ENDED DECEMBER 31,          TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $17.92         $14.23       $10.53       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .07            .06          .17          .03
Net realized and unrealized gain
  on investment transactions                    5.18           3.95         3.54          .50
Net increase in net asset
  value from operations                         5.25           4.01         3.71          .53

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.03)          (.04)        (.01)          -0-
Distributions from net realized gains           (.72)          (.28)          -0-          -0-
Total dividends and distributions               (.75)          (.32)        (.01)          -0-
Net asset value, end of period                $22.42         $17.92       $14.23       $10.53

TOTAL RETURN
Total investment return based
  on net asset value (c)                       30.02%         28.49%       35.23%        5.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $235,875       $138,688      $45,220       $5,492
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .84%           .93%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                           .84%           .93%        1.27%        4.19%(f)
  Net investment income (a)                      .37%           .35%        1.31%        1.17%(f)
Portfolio turnover rate                           62%            98%          86%          25%
Average commission rate paid (d)              $.0548         $.0578           -0-          -0-


See footnote summary on page B-79.


B-76


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                       WORLDWIDE PRIVATIZATION PORTFOLIO
                                            ----------------------------------------------------
                                                                                       SEPT. 23,
                                                                                        1994(E)
                                                      YEAR ENDED DECEMBER 31,             TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $13.13         $11.17       $10.10       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .25            .28          .32          .10
Net realized and unrealized gain
  on investments and foreign
  currency transactions                         1.17           1.78          .78           -0-
Net increase in net asset
  value from operations                         1.42           2.06         1.10          .10

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.16)          (.10)        (.03)          -0-
Distributions from net realized gains           (.19)            -0-          -0-          -0-
Total dividends and distributions               (.35)          (.10)        (.03)          -0-
Net asset value, end of period                $14.20         $13.13       $11.17       $10.10

TOTAL RETURN
Total investment return based
  on net asset value (c)                       10.75%         18.51%       10.87%        1.00%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $41,818        $18,807       $5,947       $1,127
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.55%          1.85%        4.17%       18.47%(f)
  Net investment income (a)                     1.76%          2.26%        2.96%        4.27%(f)
Portfolio turnover rate                           58%            47%          23%           0%
Average commission rate paid (d)              $.0137         $.0148           -0-          -0-


                                                        CONSERVATIVE INVESTORS PORTFOLIO
                                            ----------------------------------------------------
                                                                                       OCT. 28,
                                                                                       1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.07         $11.76       $10.07       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .48            .45          .51          .06
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                          .86           (.01)        1.20          .01
Net increase in net asset value
  from operations                               1.34            .44         1.71          .07

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.31)          (.09)        (.02)          -0-
Distributions from net realized gains             -0-          (.04)          -0-          -0-
Total dividends and distributions               (.31)          (.13)        (.02)          -0-
Net asset value, end of period                $13.10         $12.07       $11.76       $10.07

TOTAL RETURN
Total investment return based
  on net asset value (c)                       11.22%          3.79%       16.99%        0.70%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $30,196        $21,729       $7,420         $701
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.33%          1.40%        4.25%       20.35%(f)
  Net investment income (a)                     3.85%          3.93%        4.65%        3.55%(f)
Portfolio turnover rate                          209%           211%          61%           2%
Average commission rate paid (d)              $.0360         $.0578           -0-          -0-


See footnote summary on page B-79.


B-77


FINANCIAL HIGHLIGHTS (CONTINUED)         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                     GROWTH INVESTORS PORTFOLIO
                                            ----------------------------------------------------
                                                                                       OCT. 28,
                                                                                       1994(E)
                                                      YEAR ENDED DECEMBER 31,            TO
                                            ---------------------------------------    DEC. 31,
                                                1997           1996         1995         1994
                                            -----------    -----------  -----------  -----------
Net asset value, beginning of period          $12.74         $11.87       $ 9.86       $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .23            .24          .35          .04
Net realized and unrealized gain (loss)
  on investments and foreign
  currency transactions                         1.83            .72         1.67         (.18)
Net increase (decrease) in net asset
  value from operations                         2.06            .96         2.02         (.14)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.20)          (.07)        (.01)          -0-
Distributions from net realized gains           (.22)          (.02)          -0-          -0-
Total dividends and distributions               (.42)          (.09)        (.01)          -0-
Net asset value, end of period                $14.38         $12.74       $11.87       $ 9.86

TOTAL RETURN
Total investment return based
  on net asset value (c)                       16.34%          8.18%       20.48%       (1.40)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $16,600        $10,709       $4,978         $321
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%           .95%         .95%         .95%(f)
  Expenses, before waivers
    and reimbursements                          1.70%          1.85%        6.17%       41.62%(f)
  Net investment income (a)                     1.72%          2.01%        3.21%        2.29%(f)
Portfolio turnover rate                          164%           160%          50%           3%
Average commission rate paid (d)              $.0379         $.0562           -0-          -0-


                                                     TECHNOLOGY PORTFOLIO
                                               -------------------------------
                                                                 JANUARY 11,
                                                                    1996(E)
                                                 YEAR ENDED           TO
                                                DECEMBER 31,     DECEMBER 31,
                                                    1997             1996
                                               --------------   --------------
Net asset value, beginning of period                $11.04           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                           .02              .11
Net realized and unrealized gain
  on investment transactions                           .69              .93
Net increase in net asset value
  from operations                                      .71             1.04

LESS: DIVIDENDS
Dividends from net investment income                  (.03)              -0-
Net asset value, end of period                      $11.72           $11.04

TOTAL RETURN
Total investment return based
  on net asset value (c)                              6.47%           10.40%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)          $69,240          $28,083
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                                 .95%             .95%(f)
  Expenses, before waivers
    and reimbursements                                1.19%            1.62%(f)
  Net investment income (a)                            .16%            1.17%(f)
Portfolio turnover rate                                 46%              22%
Average commission rate paid                        $.0542           $.0553


See footnote summary on page B-79.


B-78


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                          REAL ESTATE         HIGH
                                                    QUASAR                 INVESTMENT         YIELD
                                                   PORTFOLIO               PORTFOLIO        PORTFOLIO
                                            ------------------------      -----------      -----------
                                                           AUG. 5,          JAN. 9,          OCT. 27,
                                                           1996(E)          1997(E)          1997(E)
                                             YEAR ENDED      TO               TO               TO
                                              DEC. 31,     DEC. 31,         DEC. 31,         DEC. 31,
                                                1997         1996             1997             1997
                                            -----------  -----------      -----------      -----------
Net asset value, beginning of period          $10.64       $10.00           $10.00           $10.00

INCOME FROM INVESTMENT OPERATIONS
Net investment income (a)(b)                     .02          .04              .56              .13
Net realized and unrealized gain
  on investment transactions                    1.96          .60             1.78              .20
Net increase in net asset
  value from operations                         1.98          .64             2.34              .33

LESS: DIVIDENDS
Dividends from net investment income            (.01)          -0-              -0-              -0-
Net asset value, end of period                $12.61       $10.64           $12.34           $10.33

TOTAL RETURN
Total investment return based
  on net asset value (c)                       18.60%        6.40%           23.40%            3.30%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $59,277       $8,842          $13,694           $1,141
Ratio to average net assets of:
  Expenses, net of waivers
    and reimbursements                           .95%         .95%(f)          .95%(f)          .95%(f)
  Expenses, before waivers
    and reimbursements                          1.37%        4.44%(f)         2.31%(f)         8.26%(f)
  Net investment income (a)                      .17%         .93%(f)         5.47%(f)         7.28%(f)
Portfolio turnover rate                          210%          40%              26%               8%
Average commission rate paid                  $.0521       $.0511           $.0526               --


Footnote Summary:
(a)  Net of expenses reimbursed or waived by the Adviser.

(b)  Based on average shares outstanding.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

(d) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

(e)  Commencement of operations.

(f)  Annualized.


B-79


REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                     ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

TO THE SHAREHOLDERS AND BOARD OF DIRECTORS ALLIANCE VARIABLE PRODUCTS SERIES FUND, INC.

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Alliance Variable Products Series Fund, Inc. (the "Fund"), (comprising, respectively, Premier Growth, Global Bond, Growth and Income, Short-Term Multi-Market, U.S. Government/High Grade Securities, Total Return, International, Money Market, Global Dollar Government, North American Government Income, Utility Income, Growth, Worldwide Privatization, Conservative Investors, Growth Investors, Technology, Quasar, Real Estate Investment and High Yield Portfolios), as of December 31, 1997, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Portfolios constituting Alliance Variable Products Series Fund, Inc. at December 31, 1997, the results of their operations for the year then ended, and the changes in their net assets and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


New York, New York
January 30, 1998


FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Portfolios of the Fund hereby designate the respective amounts per share as long-term capital gain distributions during the taxable year ended December 31, 1997:

                                                PER SHARE
                                                ---------
GLOBAL BOND                                       $ .01
GROWTH AND INCOME                                 $ .35
U.S. GOVERNMENT/HIGH GRADE SECURITIES             $ .02
TOTAL RETURN                                      $ .12
INTERNATIONAL                                     $ .08
GLOBAL DOLLAR GOVERNMENT                          $ .38
GROWTH                                            $ .24
GROWTH INVESTORS                                  $ .09
WORLDWIDE PRIVATIZATION                           $ .04



B-80


                                         ALLIANCE VARIABLE PRODUCTS SERIES FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
JOHN D. CARIFA, CHAIRMAN AND PRESIDENT
RUTH BLOCK (1)
DAVID H. DIEVLER (1)
JOHN H. DOBKIN (1)
WILLIAM H. FOULK, JR. (1)
DR. JAMES M. HESTER (1)
CLIFFORD L. MICHEL (1)
DONALD J. ROBINSON (1)

OFFICERS
KATHLEEN A. CORBET, SENIOR VICE PRESIDENT
ALFRED L. HARRISON, SENIOR VICE PRESIDENT
NELSON JANTZEN, SENIOR VICE PRESIDENT
WAYNE D. LYSKI, SENIOR VICE PRESIDENT
ALDEN M. STEWART, SENIOR VICE PRESIDENT
PETER ANASTOS, VICE PRESIDENT
EDWARD BAKER, VICE PRESIDENT
STEVEN BEINHACKER, VICE PRESIDENT
MARK H. BREEDON, VICE PRESIDENT
PAUL J. DENOON, VICE PRESIDENT
DAVID EDGERLY, VICE PRESIDENT
VICKI L. FULLER, VICE PRESIDENT
RANDALL E. HAASE, VICE PRESIDENT
ROBERT G. HEISTERBERG, VICE PRESIDENT
A. RAMA KRISHNA, VICE PRESIDENT
GERALD T. MALONE, VICE PRESIDENT
DOUGLAS J. PEEBLES, VICE PRESIDENT
DANIEL G. PINE, VICE PRESIDENT
FRANCIS P. REEVES, VICE PRESIDENT
PAUL RISSMAN, VICE PRESIDENT
TYLER J. SMITH, VICE PRESIDENT
WAYNE C. TAPPE, VICE PRESIDENT
JEAN VAN DE WALLE, VICE PRESIDENT
EDMUND P. BERGAN, JR., SECRETARY
MARK D. GERSTEN, TREASURER & CHIEF FINANCIAL OFFICER
THOMAS MANLEY, CONTROLLER

CUSTODIAN
STATE STREET BANK AND TRUST COMPANY
225 Franklin Street
Boston, MA 02110

DISTRIBUTOR
ALLIANCE FUND DISTRIBUTORS, INC.
1345 Avenue of the Americas
New York, NY 10105

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
787 Seventh Avenue
New York, NY 10019

LEGAL COUNSEL
SEWARD & KISSEL
One Battery Park Plaza
New York, NY 10004

TRANSFER AGENT
ALLIANCE FUND SERVICES, INC.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-free 1-(800) 221-5672


(1)  Member of the Audit Committee.


B-81